     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2004


                           1933 Act File No. 333-66807
                           1940 Act File No. 811-09093

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
           Pre-Effective Amendment No.:                                      / /
                                         ------

           Post-Effective Amendment No.:   49                                /X/
                                         ------


                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/

                                Amendment No: 52

                                  E*TRADE FUNDS
               (Exact Name of Registrant as Specified in Charter)

                               4500 Bohannon Drive
                              Menlo Park, CA 94025
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (650) 331-6000

                                   COPIES TO:

Marc R. Duffy, Esq.                                    Jane A. Kanter, Esq.
E*TRADE Financial Corporation                          Dechert LLP
671 N. Glebe Road                                      1775 I Street, NW
Arlington, Virginia 22203                              Washington, D.C. 20006
(Name and Address of Agent for Service)


             It is proposed that this filing will become effective:

             / / immediately upon filing pursuant to Rule 485(b)
                    / / on      , pursuant to Rule 485(b)
             /X/ 60 days after filing pursuant to Rule 485(a)(1)
                   / / on      , pursuant to Rule 485(a)(1)
             / / 75 days after filing pursuant to Rule 485(a)(2)
                  / / on      , pursuant to Rule 485(a)(2)

                    If appropriate, check the following box:
     / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment relates solely to the series of the Registrant identified on the following page. No disclosure relating to any other series of the Registrant is amended or superceded hereby.

                                  E*TRADE FUNDS

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Part A - Prospectuses of:
         E*TRADE International Index Fund
         E*TRADE Russell 2000 Index Fund
         E*TRADE S&P 500 Index Fund
         E*TRADE Technology Fund
         E*TRADE Bond Fund

Part B - Statement of Additional Information of:
         E*TRADE International Index Fund
         E*TRADE Russell 2000 Index Fund
         E*TRADE S&P 500 Index Fund
         E*TRADE Technology Fund
         E*TRADE Bond Fund

Part C - Other Information

Signature Page

Exhibits

                                  E*TRADE FUNDS

                        E*TRADE INTERNATIONAL INDEX FUND

                         PROSPECTUS DATED APRIL 29, 2004

This Prospectus concisely sets forth information about the E*TRADE International Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("MSCI EAFE Index"). The Fund seeks to achieve its objective by investing in a representative sample of common stocks that comprise the MSCI EAFE Free Index. Effective May 10, 2004, the Fund will seek to achieve its objective by investing in a representative sample of common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts of such issuers) and other investments that replicate the performance of the MSCI EAFE Index.

ELIGIBLE INVESTORS


This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a no-load fund, which means you pay no sales charges or 12b-1 fees.


ABOUT E*TRADE


E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL"), formerly E*TRADE Group, Inc., is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM"). E*TRADE FINANCIAL, through its group companies, is a leader in providing on-line investing services. E*TRADE FINANCIAL's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE FINANCIAL offers electronic access to your account virtually anywhere, at any time.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF E*TRADE BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
RISK/RETURN SUMMARY                                                              3

FEES AND EXPENSES                                                                7

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS          8

FUND MANAGEMENT                                                                 10

HISTORY OF THE FUND                                                             12

PRICING OF FUND SHARES                                                          12

HOW TO BUY, SELL AND EXCHANGE SHARES                                            12

DIVIDENDS AND OTHER DISTRIBUTIONS                                               17

TAX CONSEQUENCES                                                                17

FINANCIAL HIGHLIGHTS                                                            19

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

INVESTMENT OBJECTIVES/GOALS

The Fund's investment objective is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI EAFE Index.*

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a representative sample of common stocks that comprise the MSCI EAFE Index. Effective May 10, 2004, the Fund will seek to achieve its objective by investing in a representative sample of common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts of such issuers) and other investments that replicate the performance of the MSCI EAFE Index.


The MSCI EAFE Index is intended to represent broadly the performance of foreign stock markets. The Fund selects a sampling of securities in the MSCI EAFE Index for investments in accordance with their capitalization, industry sector and valuation, among other factors. The Index is a capitalization-weighted index and consists of securities listed on the stock exchanges of developed markets of countries in Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan, and Singapore. The MSCI EAFE Index may also include smaller-capitalization companies.


Generally, the Fund attempts to be fully invested at all times in common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts, such as American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), of such issuers) and other investments that replicate the performance of the MSCI EAFE Index. In seeking to match the performance of the MSCI EAFE Index, the Fund also may invest in shares of exchange traded funds ("ETFs") (including shares of iShares Funds and iShares, Inc. ("iShares")), futures, options, options on futures, and other investments that replicate the performance of the MSCI EAFE Index. ADRs and GDRs are receipts that demonstrate ownership of the underlying foreign securities. For purposes of the Fund's investment policies and limitations, ADRs and GDRs are considered to have the same classifications as the securities underlying them.

The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.

----------
* The MSCI EAFE Index is the exclusive property of Morgan Stanley Capital International Inc. ("MSCI") Morgan Stanley Capital International is a service mark of MSCI. MSCI does not sponsor the Fund, nor is it affiliated in any way with E*TRADE. "Morgan Stanley Capital International Europe, Australasia, Far East Free Index(R)", "EAFE Free Index(R)" and "EAFE(R)" are trademarks of MSCI. The Fund is not sponsored, endorsed, sold, or promoted by the MSCI EAFE Free Index or MSCI and neither the MSCI EAFE Free Index nor MSCI make any representation or warranty, express or implied, regarding the advisability of investing in the Fund. See the Statement of Additional Information for additional information.

PRINCIPAL RISKS

The international stock markets may rise and fall daily. The MSCI EAFE Index represents a significant portion of foreign markets. Thus, the MSCI EAFE Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

The Fund invests substantially all of its assets in foreign securities or securities representative of foreign securities. This means the Fund can be affected by the risks of foreign investing, including: changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment; repatriation of capital, currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; volatility from lack of liquidity; different settlement practices or delayed settlements in some markets; difficulty in obtaining complete and accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic and social instability; and difficulty enforcing legal rights outside the United States.

Foreign securities are also subject to the risks associated with the value of foreign currencies. A decline in the value of a foreign currency relative to the U.S. dollar reduces the U.S. dollar value of securities denominated in that currency.

To the extent the MSCI EAFE Index consists of securities of small to medium-sized companies, the value of these securities can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can be lesser-known, and have more limited product lines, markets and financial resources.

There is no assurance that the Fund will achieve its investment objective. The MSCI EAFE Index may not appreciate, and could depreciate, during the time you are invested in the Fund, even if you are a long-term investor.

The Fund cannot as a practical matter own all the stocks that make up the MSCI EAFE Index in perfect correlation to the Index itself. The use of ETFs (including iShares), futures, options, options on futures, and other investments that replicate the performance of the MSCI EAFE Index is intended to help the Fund match the performance of the MSCI EAFE Index, but that may not be the result. In seeking its objective, the Fund may also engage in other derivative securities transactions and lend securities in its portfolio. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be more susceptible to fluctuations in yield or value due to their structure or contract terms. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the MSCI EAFE Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks making up the MSCI EAFE Index. The Fund will also have exposure to the industries represented by those stocks.

In addition to purchasing foreign securities, the Fund may invest a substantial portion of its assets in ADRs. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying foreign securities. ADRs may be sponsored or unsponsored. Issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The Fund may also invest in GDRs, which are receipts that are often denominated in U.S. dollars and are issued by European financial institutions evidencing ownership of underlying foreign securities. GDRs may also be sponsored or unsponsored. Even where they are denominated in U.S. dollars, depository receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There is no assurance that the price of an ADR or GDR will always track the price of the underlying foreign security. For purposes of the Fund's investment policies and limitations, the Fund's investments in ADRs and GDRs will be deemed to be investments in the underlying securities.

The Fund may purchase shares of ETFs (including iShares) that replicate the performance of the MSCI EAFE Index in seeking to achieve its investment objective. ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company's expenses, including advisory fees and administrative expenses. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. Except as described below, the Fund currently intends to limit its investments in securities issued by other investment companies (including, but not limited to, ETFs) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order issued by the SEC, and procedures approved by the Board, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations.

PERFORMANCE

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance. The performance shown in the bar chart and table below for periods prior to November 10, 2003 was achieved under the Fund's prior structure as a feeder fund in a master-feeder structure. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.65% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

                        CALENDAR YEAR ANNUAL TOTAL RETURN

                      2000      2001       2002       2003
                      ----      ----       ----       ----
                     -14.92%   -21.70%    -16.77%    38.01%

Best quarter (% and time period)               Worst quarter (% and time period)

19.28% (2nd Quarter 2003)                      -20.12% (3rd Quarter 2002)


AVERAGE ANNUAL TOTAL RETURNS (1) (2) (FOR THE PERIODS ENDED DECEMBER 31, 2003)


                                                                                    SINCE
                                                                                  INCEPTION
                                                                       ONE YEAR   (10/22/99)
E*TRADE INTERNATIONAL INDEX FUND

RETURN BEFORE TAXES                                                     38.01%      -2.65%

RETURN AFTER TAXES ON DISTRIBUTION                                      37.10%      -3.18%

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             24.59%      -2.57%

MSCI EAFE INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     39.16%      -2.52%


(1) After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. Index comparisons began on October 29, 1999. An investor cannot invest directly in an index.

FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                                None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions
Redemption Fee (as a percentage of redemption proceeds, payable only if         1.00%
shares are redeemed within four months of purchase)
Account Maintenance Fee (for Fund balances below $5,000)*                       $2.50 per quarter

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                 0.25%
Distribution (12b-1) Fees                                                       None
Other Expenses                                                                  2.77%
Total Annual Fund Operating Expenses                                            3.02%
Fee Waiver and/or Expense Reimbursement**                                      (2.68)%
Net Fund Expenses**                                                             0.34%



     * Effective September 30, 2004, if applicable, a fractional share will automatically be redeemed from your account to pay the account maintenance fee.

     ** The Fee Waiver and/or Expense Reimbursement reflects a contractual Expense Limitation Agreement between ETAM and the Fund to waive or limit its fees or to assume other expense so that, on an annualized basis, the Net Fund Expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized accordance with GAAP, annual account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of business) are at the level specified above through at least April 30, 2005. There is no guarantee that the Expense Limitation Agreement (or the Fee Waiver and/or Expense Reimbursement by ETAM) will continue after that date or will continue at the currently specified level of Net Fund Expenses. For example, ETAM may determine to discontinue the Expense Limitation Agreement at the currently specified level if the Fund's assets do not increase significantly by April 30, 2005. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse ETAM for the fees it waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.34% and the Board of Trustees has approved in advance such reimbursement payment to ETAM.

E*TRADE Securities' accountholders also may be subject to account maintenance fees, telephone transaction fees, low account balance fees, wire transfer fees, and other E*TRADE Securities' customer service fees that may change from time to time. Such fees are payable to E*TRADE Securities under your E*TRADE Securities account agreement.

ACCOUNT MAINTENANCE FEE

Effective September 30, 2004, ETAM will assess an account maintenance fee of $2.50 per quarter per Fund ("Account Maintenance Fee") to offset shareholder servicing costs if your Fund balance falls below $5,000 (for any reason, including a decline in the value of the Fund's shares). The Account Maintenance Fee is determined and paid at the end of the calendar quarter. The Account Maintenance Fee will not be applied to: (1) assets held in any retirement plan account, including an IRA, Roth IRA, one person SEP-IRA, profit sharing plan, money purchase pension plan or 401(a) or 401(k) account; (2) assets held in any Coverdell education savings account; or (3) shareholders investing in the Fund through means of the Automatic Investment Plan privilege, described in the section of this Prospectus titled "How to Buy, Sell and Exchange Shares -- Automatic Investment Plan." Moreover, the Account Maintenance Fee will be waived if your total E*TRADE Funds assets are $10,000 or more.


You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs(1) would be:


     1 YEAR      3 YEARS      5 YEARS      10 YEARS
      $ 35        $ 680       $ 1,350       $ 3,146



     (1) The costs under the 1 year example reflect an Expense Limitation Agreement between ETAM and the Fund to limit the Fund's annual "Net Fund Expenses" to the level specified in the fee table. The costs under the 3, 5 and 10 year examples do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year examples.


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI EAFE Index. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval upon 60 days' prior written notice of such change being provided to shareholders.

Under normal market conditions, the Fund invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in a representative sample of the securities comprising the MSCI EAFE Index. Effective May 10, 2004, under normal market conditions, the Fund will invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in a representative sample of common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts of such issuers) and other investments that replicate the performance of the MSCI EAFE Index. That portion of its assets is not actively managed but is designed to substantially duplicate the investment performance of the MSCI EAFE Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 90% between the total return of its net assets before expenses and the total return of the MSCI EAFE Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the MSCI EAFE Index.

The Fund will provide its shareholders with at least 60 days notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising, or representative of, the index the Fund tracks.

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

In seeking to match the performance of the MSCI EAFE Index, the Fund also may invest in ETFs (including iShares), as well as futures and options transactions and other derivative securities transactions that seek to replicate the performance of the MSCI EAFE Index, each of which involves risk. For purposes of the Fund's investment limitations, such investments will be deemed investments that replicate the performance of the MSCI EAFE Index. The Fund may also lend its portfolio securities.

The Fund may also invest up to 15% of its assets in illiquid securities including repurchase agreements providing for settlement in more than seven days. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Fund may use statistical sampling techniques to attempt to replicate the returns of the MSCI EAFE Index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the MSCI EAFE Index and the Fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, earnings growth, country weightings and the effect of foreign taxes. The sampling techniques utilized by the Fund are designed to allow the Fund to substantially duplicate the investment performance of the MSCI EAFE Index. However, the Fund is not expected to track the MSCI EAFE Index with the same degree of accuracy that complete replication of such Index would provide.




The Fund's ability to match its investment performance to the investment performance of the MSCI EAFE Index may be affected by, among other things: (i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the investment portfolio; (iii) the manner in which the total return of the MSCI EAFE Index is calculated; (iv) the size of the Fund's investment portfolios; and
(v) the timing, frequency and size of shareholder purchases and redemptions of the Fund.

As do many index funds, the Fund also may invest in ETFs, along with futures and options transactions and other derivative securities transactions, to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the MSCI EAFE Index, the Fund incurs expenses and cannot be fully invested in order to maintain cash reserves for paying expenses and processing shareholders' orders. By investing in ETFs and using futures, the Fund potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Fund's performance normally will be below that of the MSCI EAFE Index.


TEMPORARY INVESTMENTS FOR LIQUIDITY PURPOSES


In response to market, economic or other conditions, such as an unexpected level of shareholder purchases or redemptions, the Fund may temporarily use such different investment strategy as high quality money market instruments for defensive purposes. If the Fund does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective.

Due to market volatility, the Fund's performance may be subject to substantial short-term changes.

FUND MANAGEMENT


INVESTMENT ADVISER


ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE FINANCIAL and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31. 2003 ETAM managed $3.9 billion, and together with its affiliates, including E*TRADE Global Asset Management, managed approximately $24.2 billion in assets.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.25% of the Fund's average daily net assets.

SUB-ADVISER

ETAM has entered into a sub-advisory agreement ("Sub-advisory Agreement") with World Asset Management ("WAM"), a division of Munder Capital Management ("MCM"), under which ETAM has delegated the day-to-day discretionary management of the Fund's assets to WAM. WAM is located at Brown Street Center, 255 East Brown Street, Suite 300, Birmingham, Michigan 48009. MCM is a general partnership minority-owned by MCM employees and majority-owned by Comerica Bank. As of December 31, 2003, WAM provided investment advisory services for over $14.0 billion of assets.

ETAM pays WAM a fee out of ETAM's investment advisory fee at an annual rate equal to 0.15% of the Fund's average daily net assets. WAM is not compensated directly by the Fund. The Sub-advisory Agreement may be terminated by the Board.

ETAM and the Fund are seeking an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by the Fund's shareholders, to (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements; and (c) terminate and replace investment sub-advisers, provided any such sub-advisers are not affiliated persons of ETAM or the Fund. ETAM, subject to Board oversight, will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order will be granted.


ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUND


ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund. From a portion of the shareholder servicing fee, ETAM provides compensation to E*TRADE Securities for its shareholder servicing activities. The Fund has no obligation to compensate E*TRADE Securities for its shareholder servicing activities.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2005. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the annual account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of the Fund's business) are limited to 0.34% of the Fund's average daily net assets.

There is no guarantee that the fee waiver will continue after April 30, 2005. For example, ETAM may determine to discontinue the Expense Limitation Agreement if the Fund's assets do not increase significantly by April 30, 2005.


The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

HISTORY OF THE FUND

Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. This means that the Fund did not invest directly in securities, but instead invested its assets in the International Index Master Portfolio, a series of Master Investment Portfolio, a registered open-end management investment company. The International Index Master Portfolio, in turn, invested directly in a portfolio of securities. The performance information and financial highlights in this Prospectus for the period prior to November 10, 2003 reflect the Fund's performance under that master-feeder structure.

PRICING OF FUND SHARES


The Fund is a no-load fund, which means you may buy or sell shares directly at the NAV (I.E., the value of the Fund's assets less its liabilities divided by the total number of outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of regular trading on the floor of the NYSE (generally 4:00 p.m., Eastern Time). The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern Time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading.


The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices are not readily available, the price of a security will be based on its fair market value determined in good faith by the Board's pricing committee. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the Fund could change on days when shares of the Fund may not be purchased, redeemed or exchanged.

The Fund's NAV per share is computed by dividing the value of the Fund's net assets (I.E., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Fund, it is valued at fair value as determined in good faith by the Trust's pricing committee.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE Securities without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT

To open an E*TRADE Securities account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com) or by calling (800) ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire.

EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES

MINIMUM INITIAL INVESTMENT REQUIREMENTS:


For your Initial Investment in the Fund                                                     $5,000

Continuing Minimum Investment*                                                              $5,000**

To invest in the Fund for your IRA, Roth IRA, one-person SEP-IRA, or Coverdell
education savings account                                                                   $3,000

To invest in the Fund for your SIMPLE, SEP-IRA, Profit Sharing or Money Purchase
Pension Plan, Or 401(a) account                                                             $3,000

To invest in the Fund through a 401(k) Plan                                                 None

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund through the Automatic Investment Plan (see
below for additional information)                                                           $100

To buy additional shares of the Fund other than through the Automatic Investment Plan       $250


* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.

**As described above in the section titled "Fees and Expenses - Account
   Maintenance Fee," effective September 30, 2004, ETAM will assess an Account Maintenance Fee of $2.50 per quarter if your Fund balance falls below $5,000. The Account Maintenance Fee will be waived if your total E*TRADE Funds Account assets are $10,000 or more.

AUTOMATIC INVESTMENT PLAN


In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.etrade.com).

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.


ON-LINE


You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be readily available for viewing and printing from our Website.


VERIFICATION OF IDENTITY


Federal law prohibits the Fund and other financial institutions from opening a new account unless they obtain, verify and record the following identifying information: name; date of birth (for individuals); residential or business street address; and social security number, taxpayer identification number, or other identifying numbers. You may also be asked to provide additional identifying information (e.g., a copy of your driver's license, passport or other identifying documents in order to verify your identity). Additional information may be required to open accounts for corporations and other entities.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities Customer Agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its distributor employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our Website.


SIGNATURE GUARANTEE

For your protection, certain requests may require a signature guarantee. The Fund will require a signature guarantee for all authorized owners of an account in the following situations: if you transfer the ownership of your account to another individual or organization; when you submit a written redemption for more than $25,000; when you request that redemption proceeds be sent to a different name or address than is registered on your account; if you add or change your name or add or remove an owner on your account; and if you add or change the beneficiary on your transfer-on-death account. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. For additional information with respect to when a signature guarantee is necessary please call (800) 786-2575.


You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (E.G., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


REDEMPTION FEE


The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the

Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four-month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.


REDEMPTION IN-KIND


The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.


EXCHANGE


You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available.

After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.


CLOSING YOUR ACCOUNT


If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.


CERTAIN INSTITUTIONAL INVESTORS


Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, among others, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.


TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.


The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will generally be taxed on distributions they receive, depending on their tax status.


The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

     - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

     - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

     - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

     - Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

     - Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.


If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.


If the Fund satisfies various requirements (which it expects to satisfy), it may elect to pass through its foreign tax credit to its shareholders.


There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.


The Fund will send you a tax report each year that will describe the tax aspects of the dividends you received.


As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2004) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


E*TRADE INTERNATIONAL INDEX FUND
FINANCIAL HIGHLIGHTS

                                                      YEAR ENDED                   YEAR ENDED                  YEAR ENDED
FOR A SHARE OUTSTANDING FOR THE PERIOD           DECEMBER 31, 2003 (1)        DECEMBER 31, 2002 (1)       DECEMBER 31, 2001 (1)
                                                 ---------------------        ---------------------       ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $                6.21        $                7.59       $                9.83
                                                 ---------------------        ---------------------       ---------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment Income                                          0.13(10)                     0.10                        0.09
   Net realized and unrealized gain (loss)
     on investments                                               2.20                        (1.37)                      (2.23)
                                                 ---------------------        ---------------------       ---------------------
   TOTAL FROM INVESTMENT OPERATIONS                               2.33                        (1.27)                      (2.14)
                                                 ---------------------        ---------------------       ---------------------

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income                      (0.13)                       (0.11)                      (0.11)
   Distributions in excess of net investment
     income                                                          -                            -                        0.01
                                                 ---------------------        ---------------------       ---------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           (0.13)                       (0.11)                      (0.10)
                                                 ---------------------        ---------------------       ---------------------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                          0.00(2)                      0.00(2)                     0.00(2)
                                                 ---------------------        ---------------------       ---------------------
NET ASSET VALUE, END OF PERIOD                   $                8.41        $                6.21       $                7.59
                                                 =====================        =====================       =====================

   TOTAL RETURN                                                  38.01%                      (16.77)%                    (21.70)%
   RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s omitted)      $              11,443        $               6,685       $               7,081
   Ratio of expenses to average net assets(6)                     0.65%                        0.65%                       0.58%
   Ratio of net investment income to average
     net assets(7)                                                1.95%                        1.59%                       1.15%
   Portfolio turnover rate                                        6.27%(9)                    19.92%(8)                    6.79%(8)

                                                                                   PERIOD FROM
                                                                                OCTOBER 22, 1999
                                                                                  (COMMENCEMENT
                                                      YEAR ENDED              OF OPERATIONS) THROUGH
FOR A SHARE OUTSTANDING FOR THE PERIOD           DECEMBER 31, 2000 (1)        DECEMBER 31, 1999 (1)
                                                 ---------------------        ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $               11.67        $               10.00
                                                 ---------------------        ---------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment Income                                          0.12                         0.00(2)
   Net realized and unrealized gain (loss)
     on investments                                              (1.86)                        1.67
                                                 ---------------------        ---------------------
   TOTAL FROM INVESTMENT OPERATIONS                              (1.74)                        1.67
                                                 ---------------------        ---------------------

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income                      (0.11)                       (0.00)(2)
   Distributions in excess of net investment
     income                                                          -                            -
                                                 ---------------------        ---------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           (0.11)                       (0.00)(2)
                                                 ---------------------        ---------------------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                          0.01                        (0.00)(2)
                                                 ---------------------        ---------------------
NET ASSET VALUE, END OF PERIOD                   $                9.83        $               11.67
                                                 =====================        =====================

   TOTAL RETURN                                                 (14.92)%                      16.74%(3)
   RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s omitted)      $               8,164        $               5,899
   Ratio of expenses to average net assets(6)                     0.55%(5)                     0.55%(4)(5)
   Ratio of net investment income to average
     net assets (7)                                               1.15%                        0.24%(4)
   Portfolio turnover rate                                       45.00%(8)                    39.00%(3)(8)

----------
(1) Per share amounts and ratios reflect income and expenses assuming inclusion of the fund's proportionate share of the income and expenses of the International Index Master Portfolio.

(2)  Rounds to less than $0.01.

(3) For the period October 22, 1999 (commencement of operations) through December 31, 1999 and is not indicative of a full year's operating results.

(4)  Annualized.

(5) The Investment Adviser voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period October 22, 1999 (Commencement of operations). through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.55% for the period from October 22, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.

(6) The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 were 3.02%, 2.59%, and 1.64%, respectively.

(7) The ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 were (0.42)%, (0.35)% and 0.09%, respectively.

(8)  Portfolio turnover rate of the International Index Master Portfolio.

(9)  For the period November 10, 2003 through December 31, 2003.

(10) Calculated based on average shares outstanding.

[Outside back cover page.]


The Statement of Additional Information for the Fund, dated April 29, 2004 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report and semi-annual report may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call (202) 942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES LLC
4500 BOHANNON DRIVE
MENLO PARK, CALIFORNIA 94025
TELEPHONE: (650) 331-6000
TOLL-FREE: (800) 786-2575
www.etrade.com


INVESTMENT COMPANY ACT FILE NO.: 811-09093

                                  E*TRADE FUNDS

                         E*TRADE RUSSELL 2000 INDEX FUND

                         PROSPECTUS DATED APRIL 29, 2004


This Prospectus concisely sets forth information about the E*TRADE Russell 2000 Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Fund's investment objective is to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index(SM). The Fund seeks to achieve its objective by investing in a representative sample of those securities comprising the Russell 2000 Index.


ELIGIBLE INVESTORS
This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a no-load fund, which means you pay no sales charges or 12b-1 fees.


ABOUT E*TRADE
E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL"), formerly E*TRADE Group, Inc., is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM"). E*TRADE FINANCIAL, through its group companies, is a leader in providing on-line investing services. E*TRADE FINANCIAL's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE FINANCIAL offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF E*TRADE BANK AND IS NOT INSURED OF GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
RISK/RETURN SUMMARY                                                           3

FEES AND EXPENSES                                                             5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS       7

FUND MANAGEMENT                                                               9

HISTORY OF THE FUND                                                          11

PRICING OF FUND SHARES                                                       11

HOW TO BUY, SELL AND EXCHANGE SHARES                                         12

DIVIDENDS AND OTHER DISTRIBUTIONS                                            16

TAX CONSEQUENCES                                                             16

FINANCIAL HIGHLIGHTS                                                         19

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

INVESTMENT OBJECTIVES/GOALS

The Fund's investment objective is to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index.*

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to match the total return performance of the small-capitalization sector of the U.S. stock market by investing in a representative sample of those securities comprising the Russell 2000 Index. The Fund selects securities for investment in accordance with their capitalization, industry sector, liquidity, and valuation, among other factors, as represented in the Russell 2000 Index.


The Russell 2000 Index measures the performance of the small-capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index and a subset consisting of approximately the 2,000 smallest companies of the Russell 3000 Index. The Russell 3000 Index consists of the 3,000 largest companies domiciled in the U.S. and its territories and represents approximately 98% of the investable U.S. public equity market. The Russell 2000 Index currently represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of March 31, 2004, the average market capitalization of the Russell 2000 Index was approximately $950 million update and the largest company in the Index had an approximate market capitalization of $2.75 billion.


Generally, the Fund attempts to be fully invested at all times in securities comprising the Russell 2000 Index. The Fund also may invest up to 10% of its assets in shares of exchange traded funds ("ETFs"), futures and options and other derivative securities transactions. The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.

PRINCIPAL RISKS

Stocks may rise and fall daily. The Russell 2000 Index represents the small-capitalization segment of the U.S. stock market. The Russell 2000 Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.


----------
*Frank Russell Company does not sponsor the Fund nor is it affiliated in any way with ETAM or the Fund. "Frank Russell Company" and "Russell 2000 Index" are service marks of the Frank Russell Company and have been licensed for use for certain purposes by ETAM. The Fund is not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund. Please see the Statement of Additional Information for additional information.

The Fund invests substantially in small-capitalization securities. This means the Fund's returns can be particularly affected by the risks of investing in small-capitalization companies. Small-cap companies tend to: be less financially secure than large-capitalization companies; have less diverse product lines; be more susceptible to adverse developments concerning their products; be more thinly traded; have less liquidity; and have greater volatility in the price of their securities.

There is no assurance that the Fund will achieve its investment objective. The Russell 2000 Index may not appreciate, and could depreciate, while you are invested in the Fund, even if you are a long-term investor.

The Fund cannot as a practical matter own all the stocks that comprise the Russell 2000 Index in perfect correlation to the Russell 2000 Index itself. The use of ETFs, futures, and options on futures is intended to help the Fund better match the Russell 2000 Index but that may not be the result. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the Russell 2000 Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks comprising the Russell 2000 Index.

In seeking to follow the Russell 2000 Index, the Fund will be limited as to its investments in other segments, e.g., large-cap companies, of the stock market. As a result, whenever the small-cap stock market performs worse than other segments, the Fund may underperform funds that have exposure to those other segments of the market. Likewise, whenever small-cap stocks fall behind other types of investments--bonds, for instance--the Fund's performance also will lag behind those investments.

PERFORMANCE

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance. The performance in the bar chart and table below for the periods prior to November 10, 2003 was achieved under the Fund's prior structure as a feeder fund in a master-feeder structure. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.65% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future.

                        CALENDAR YEAR ANNUAL TOTAL RETURN


            2001                             2002                     2003
           ------                           ------                   ------
            1.82%                           -20.87%                   45.39%

Best quarter (% and time period)               Worst quarter (% and time period)

22.96% (2nd Quarter 2003)                              -21.48%(3rd Quarter 2002)


  AVERAGE ANNUAL TOTAL RETURNS (1)(2) (FOR THE PERIODS ENDED DECEMBER 31, 2003)


                                                                                              SINCE INCEPTION
                                                                                ONE YEAR         (12/29/00)
E*TRADE RUSSELL 2000 INDEX FUND
RETURN BEFORE TAXES                                                              45.39%             5.41%
RETURN AFTER TAXES ON DISTRIBUTIONS                                              45.01%             4.77%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                      29.44%             4.20%
RUSSELL 2000 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           47.25%             6.27%


(1) After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. Index comparisons began on December 29, 2000. An investor cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                                None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions
Redemption Fee (as a percentage of redemption proceeds, payable only if         1.00%
shares are redeemed within four months of purchase)
Account Maintenance Fee (for Fund balances below $5,000)*                       $2.50 per quarter

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                 0.15%
Distribution (12b-1) Fees                                                       None
Other Expenses                                                                  1.46%

Total Annual Fund Operating Expenses                                            1.61%
Fee Waiver and/or Expense Reimbursement**                                      (1.35)%
Net Fund Expenses**                                                             0.26%



     * Effective September 30, 2004, if applicable, a fractional share will automatically be redeemed from your account to pay the account maintenance fee.

     ** The Fee Waiver and/or Expense Reimbursement reflects a contractual Expense Limitation Agreement between ETAM and the Fund to waive or limit its fees or to assume other expense so that, on an annualized basis, the Net Fund Expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized accordance with GAAP, annual account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of business) are at the level specified above through at least April 30, 2005. There is no guarantee that the Expense Limitation Agreement (or the Fee Waiver and/or Expense Reimbursement by ETAM) will continue after that date or will continue at the currently specified level of Net Fund Expenses. For example, ETAM may determine to discontinue the Expense Limitation Agreement at the currently specified level if the Fund's assets do not increase significantly by April 30, 2005. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse ETAM for the fees it waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.26% and the Board of Trustees has approved in advance such reimbursement payment to ETAM.

E*TRADE Securities' accountholders also may be subject to account maintenance fees, telephone transaction fees, low account balance fees, wire transfer fees, and other E*TRADE Securities' customer service fees that may change from time to time. Such fees are payable to E*TRADE Securities under your E*TRADE Securities account agreement.

ACCOUNT MAINTENANCE FEE

Effective September 30, 2004, ETAM will assess an account maintenance fee of $2.50 per quarter per Fund ("Account Maintenance Fee") to offset shareholder servicing costs if your Fund balance falls below $5,000 (for any reason, including a decline in the value of the Fund's shares). The Account Maintenance Fee is determined and paid at the end of the calendar quarter. The Account Maintenance Fee will not be applied to: (1) assets held in any retirement plan account, including an IRA, Roth IRA, one person SEP-IRA, profit sharing plan, money purchase pension plan or 401(a) or 401(k) account; (2) assets held in any Coverdell education savings account; or (3) shareholders investing in the Fund through means of the Automatic Investment Plan privilege, described in the section of this Prospectus titled "How to Buy, Sell and Exchange Shares -- Automatic Investment Plan." Moreover, the Account Maintenance Fee will be waived if your total E*TRADE Funds assets are $10,000 or more.

You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs(1) would be:



            1 YEAR             3 YEARS        5 YEARS          10 YEARS
             $ 27               $ 375          $ 748            $ 1,797



     (1). The costs under the 1 year example reflect an Expense Limitation Agreement between ETAM and the Fund to limit the Fund's annual "Net Fund Expenses" to the level specified in the fee table. The costs under the 3, 5 and 10 year examples do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year examples.


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval upon 60 days' prior written notice of such change being provided to shareholders.

Under normal market conditions, the Fund invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in the securities of companies comprising the Russell 2000 Index. That portion of its assets is not actively managed but simply tries to match, before fees and expenses, the total return of the Russell 2000 Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of approximately 95% between the total return of its assets, before fees and expenses, and the total return of the Russell 2000 Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the Russell 2000 Index.

The Fund will provide its shareholders with at least 60 days notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the index the Fund tracks.

The Fund may also invest up to 10% of its assets in high-quality money market instruments to provide liquidity to pay redemptions and fees, among other reasons.

The Russell 2000 Index measures the performance of the small-capitalization sector of the U.S. public equity market. The Russell 2000 Index is a capitalization-weighted index and is a subset consisting of approximately the 2,000 smallest companies of the Russell 3000 Index. Component companies in the Russell 2000 Index are adjusted for available float and weighted according to the market value of their available outstanding shares. The composition of the Russell 2000 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

The Fund is not managed according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund is managed by utilizing an "indexing" investment approach to determine which securities are to be purchased or sold to match, to the extent feasible, and before fees and expenses, the investment characteristics of the Russell 2000 Index.

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industry sectors.

The Fund's ability to match its investment performance to the investment performance of the Russell 2000 Index may be affected by, among other things:
(i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the investment portfolio; (iii) the manner in which the total return of the Russell 2000 Index is calculated; (iv) the timing, frequency and size of shareholder purchases and redemptions of the Fund; and (v) the weighting of a particular stock in the Russell 2000 Index. The Fund uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the stocks comprising the Russell 2000 Index.

As do many index funds, the Fund also may invest in ETFs, as well as futures and options transactions and other derivative securities transactions, to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the Russell 2000 Index, the Fund incurs expenses and must keep a portion of its assets in cash for paying expenses and processing shareholders' orders. By investing in ETFs and using futures, the Fund potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Fund's performance normally will be below that of the Russell 2000 Index. The Fund uses ETFs and futures contracts to gain exposure to the Russell 2000 Index for its cash balances, which could cause the Fund to track the Russell 2000 Index less closely if the ETFs and/or futures contracts do not perform as expected.

The Fund may purchase shares of ETFs (including iShares) that replicate the performance of the Russell 2000 Index in seeking to achieve its investment objective. ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company's expenses, including advisory fees and administrative expenses. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations.

Due to market volatility, the Fund's performance may be subject to substantial short-term changes.

FUND MANAGEMENT


INVESTMENT ADVISER


ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE FINANCIAL and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2003, ETAM managed $3.9 billion in assets, and together with its affiliates, including E*TRADE Global Asset Management, managed approximately $24.2 billion in assets.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.15% of the Fund's average daily net assets.

SUB-ADVISER

ETAM has entered into a sub-advisory agreement ("Sub-advisory Agreement") with World Asset Management ("WAM"), a division of Munder Capital Management ("MCM"), under which ETAM has delegated the day-to-day discretionary management of the Fund's assets to WAM. WAM is located at Brown Street Center, 255 East Brown Street, Suite 300, Birmingham, Michigan 48009. MCM is a general partnership minority-owned by MCM employees and majority-owned by Comerica Bank. As of December 31, 2003, WAM provided investment advisory services for over $14.0 billion of assets.


ETAM pays WAM a fee out of ETAM's investment advisory fee at an annual rate equal to 0.07% of the Fund's average daily net assets. WAM is not compensated directly by the Fund. The Sub-advisory Agreement may be terminated by the Board.

ETAM and the Fund are seeking an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by the Fund's shareholders, to (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements; and (c) terminate and replace investment sub-advisers, provided any such sub-advisers are not affiliated persons of ETAM or the Fund. ETAM, subject to Board oversight, will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order will be granted.


ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUND


ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund. From a portion of the shareholder servicing fee, ETAM provides compensation to E*TRADE Securities for its shareholder servicing activities. The Fund has no obligation to compensate E*TRADE Securities for its shareholder servicing activities.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2005. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the annual account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of the Fund's business) are limited to 0.26% of the Fund's average daily net assets.

There is no guarantee that the fee waiver will continue after April 30, 2005. For example, ETAM may determine to discontinue the Expense Limitation Agreement if the Fund's assets do not increase significantly by April 30, 2005.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.


HISTORY OF THE FUND


Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. This means that the Fund did not invest directly in securities, but instead invested its assets in the Russell 2000 Master Portfolio, a series of Master Investment Portfolio, a registered open-end investment company. The Russell 2000 Master Portfolio, in turn, invested directly in a portfolio of securities. The performance information and financial highlights in this Prospectus for the period prior to November 10, 2003 reflect the Fund's performance under that master-feeder structure.


PRICING OF FUND SHARES


The Fund is a no-load fund, which means you may buy or sell shares directly at the NAV (I.E., the value of the Fund's assets less its liabilities divided by the total number of outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of regular trading on the floor of the NYSE (generally 4:00 p.m., Eastern Time). The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern Time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading. Foreign issuers with common shares included in the Russell 2000 Index also may have securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when you will not be able to purchase, redeem or exchange the Fund's shares.

The Fund's NAV per share is computed by dividing the value of the Fund's net assets (I.E., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Fund, it is valued at fair value as determined in good faith by the Trust's pricing committee.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE Securities without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT

To open an E*TRADE Securities account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com), or by calling (800) ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire.

EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES

MINIMUM INITIAL INVESTMENT REQUIREMENTS:


For your Initial Investment in the Fund                                         $ 5,000

Continuing Minimum Investment*                                                  $ 5,000**

To invest in the Fund for your IRA, Roth IRA,                                   $ 3,000
one-person SEP-IRA ,or Coverdell education savings account

To invest in the Fund for your SIMPLE, SEP-IRA,                                 $ 3,000
Profit Sharing or Money Purchase Pension Plan,
or 401(a) account

To invest in the Fund through a 401(k) Plan                                        None

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund through the Automatic Investment
Plan (see below for additional information)                                     $   100

To buy additional shares of the Fund other than through the Automatic
Investment Plan                                                                 $   250


* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.


** As described above in the section titled "Fees and Expenses - Account
   Maintenance Fee," effective September 30, 2004, ETAM will assess an Account Maintenance Fee of $2.50 per quarter if your Fund balance falls below $5,000. The Account Maintenance Fee will be waived if your total E*TRADE Funds account assets are $10,000 or more.



AUTOMATIC INVESTMENT PLAN
In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.etrade.com).

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

ON-LINE

You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be available for viewing and printing from our Website.


VERIFICATION OF IDENTITY


Federal law prohibits the Fund and other financial institutions from opening a new account unless they obtain, verify and record the following identifying information: name; date of birth (for individuals); residential or business street address; and social security number, taxpayer identification number, or other identifying numbers. You may also be asked to provide additional identifying information (e.g., a copy of your driver's license, passport or other identifying documents in order to verify your identity). Additional information may be required to open accounts for corporations and other entities.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities Customer Agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its distributor employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our Website.


SIGNATURE GUARANTEE

For your protection, certain requests may require a signature guarantee. The Fund will require a signature guarantee for all authorized owners of an account in the following situations: if you transfer the ownership of your account to another individual or organization; when you submit a written redemption for more than $25,000; when you request that redemption proceeds be sent to a different name or address than is registered on your account; if you add or change your name or add or remove an owner on your account; and if you add or change the beneficiary on your transfer-on-death account. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. For additional information with respect to when a signature guarantee is necessary please call (800) 786-2575.


You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (E.G., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


REDEMPTION FEE


The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four-month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.


REDEMPTION IN-KIND


The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.


EXCHANGE


You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available.

After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.


CLOSING YOUR ACCOUNT


If you close your E*TRADE Securities account, you will be required to redeem your shares of the Fund.


CERTAIN INSTITUTIONAL INVESTORS


Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, among others, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.


DIVIDENDS AND OTHER DISTRIBUTIONS


The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.


The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will generally be taxed on distributions they receive, depending on their tax status.


The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.


If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.


The Fund will send you a tax report each year that will describe the tax aspects of the dividends you received.


As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2004) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


E*TRADE RUSSELL 2000 INDEX FUND

FINANCIAL HIGHLIGHTS

                                                        YEAR ENDED              YEAR ENDED              YEAR ENDED
FOR A SHARE OUTSTANDING FOR THE PERIOD              DECEMBER 31,2003(3)     DECEMBER 31,2002(3)     DECEMBER 31,2001(3)
                                                    -------------------     -------------------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $              7.74     $              9.89     $             10.00
                                                    -------------------     -------------------     -------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment lncome                                         0.07(9)                 0.07                    0.09
     Net realized and unrealized gain (loss) on
       investments and future contracts                            3.42                   (2.14)                   0.07
                                                    -------------------     -------------------     -------------------
     TOTAL FROM INVESTMENT OPERATIONS                              3.49                   (2.07)                   0.16
                                                    -------------------     -------------------     -------------------

DISTRIBUTIONS TO SHAREHOLDERS
     Distributions from net investment income                     (0.06)                  (0.05)                  (0.09)
     Distributions from net realized gains                            -                   (0.04)                  (0.19)
                                                    -------------------     -------------------     -------------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          (0.06)                  (0.09)                  (0.28)
                                                    -------------------     -------------------     -------------------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                           0.00(4)                 0.01                    0.01
                                                    -------------------     -------------------     -------------------
NET ASSET VALUE, END OF PERIOD                      $             11.17     $              7.74     $              9.89
                                                    ===================     ===================     ===================

     TOTAL RETURN                                                 45.39%                 (20.87)%                  1.82%
     RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)       $            33,881     $            12,578     $             8,418
     Ratio of expenses to average net assets (5)                   0.65%                   0.65%                   0.65%
     Ratio of net investment income to
       average net assets (6)                                      0.70%                   0.84%                   0.90%
     Portfolio turnover rate                                       3.53%(8)               27.96%(7)               45.87%(7)

                                                       PERIOD FROM
                                                    DECEMBER 29, 2000
                                                     (COMMENCEMENT
                                                  OF OPERATIONS) THROUGH
FOR A SHARE OUTSTANDING FOR THE PERIOD              DECEMBER 31, 2000
                                                  ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $             10.00
                                                    -------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment lncome                                            -
     Net realized and unrealized gain (loss) on
       investments and future contracts                               -
                                                    -------------------
     TOTAL FROM INVESTMENT OPERATIONS                                 -
                                                    -------------------

DISTRIBUTIONS TO SHAREHOLDERS
     Distributions from net investment income                         -
     Distributions from net realized gains                            -
                                                    -------------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              -
                                                    -------------------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                              -
                                                    -------------------
NET ASSET VALUE, END OF PERIOD                      $             10.00
                                                    ===================

     TOTAL RETURN                                                  0.00%
     RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)       $                 1
     Ratio of expenses to average net assets (5)                      -%
     Ratio of net investment income to
       average net assets (6)                                         -%
     Portfolio turnover rate                                       0.00%(1)(2)(7)

(1) For the period December 29, 2000 (Commencement of operations) through December 31, 2000 and is not indicative of a full year's operating results.

(2)  Rounds to less than 0.01%.

(3) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Russell 2000 Index Master Portfolio.

(4)  Rounds to less than $0.01.

(5) The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 were 1.61%, 1.87%, and 1.53%, respectively.

(6) The ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 were (0.25)%, (0.38) and 0.02%, respectively.

(7)  Portfolio turnover rate of the Russell 2000 Index Master Portfolio.

(8)  For the period November 10, 2003 through December 31, 2003.

(9)  Calculated based on average shares outstanding.

[Outside back cover page.]

The Statement of Additional Information for the Fund, dated April 29, 2004 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report and semi-annual report may be obtained without charge at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call (202) 942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES LLC
4500 BOHANNON DRIVE
MENLO PARK, CALIFORNIA 94025
TELEPHONE: (650) 331-6000
TOLL-FREE: (800) 786-2575
http://www.etrade.com


INVESTMENT COMPANY ACT NO.: 811-09093

                                  E*TRADE FUNDS

                           E*TRADE S&P 500 INDEX FUND

                         PROSPECTUS DATED APRIL 29, 2004

This Prospectus concisely sets forth information about the E*TRADE S&P 500 Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Effective May 10, 2004, the Fund's investment objective is to provide investment results that attempt to match as closely as practicable, before fees and expenses, the total return of the stocks making up the S&P 500 Index. The Fund seeks to achieve its objective by investing in stocks and other assets in attempts to match the total return of the stocks making up the S&P 500 Index.

ELIGIBLE INVESTORS

This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a no-load fund, which means you pay no sales charges or 12b-1 fees.


ABOUT E*TRADE
E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL"), formerly E*TRADE Group, Inc., is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM"). E*TRADE FINANCIAL, through its group companies, is a leader in providing on-line investing services. E*TRADE FINANCIAL's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE FINANCIAL: offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF E*TRADE BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
RISK/RETURN SUMMARY                                                           3

FEES AND EXPENSES                                                             5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS       6

FUND MANAGEMENT                                                               9

HISTORY OF THE FUND                                                          10

PRICING OF FUND SHARES                                                       10

HOW TO BUY, SELL AND EXCHANGE SHARES                                         11

DIVIDENDS AND OTHER DISTRIBUTIONS                                            14

TAX CONSEQUENCES                                                             14

FINANCIAL HIGHLIGHTS                                                         17

RISK/RETURN SUMMARY


This is a summary. You should read this section along with the rest of this Prospectus.

INVESTMENT OBJECTIVES/GOALS


The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the S&P 500 Index. Effective May 10, 2004, the Fund's investment objective is to provide investment results that attempt to match as closely as practicable, before fees and expenses, the total return of the stocks making up the S&P 500 Index.


PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.* To do so, the Fund invests substantially all of its assets in the same stocks and in substantially the same percentages as the S&P 500 Index. The S&P 500 Index, a widely recognized benchmark for U.S. stocks, currently represents about 75% of the market capitalization of all publicly traded common stocks in the United States. The S&P 500 Index includes 500 established companies representing different sectors of the U.S. economy (including industrial, utilities, financial, and transportation) selected by Standard & Poor's.

Generally, the Fund attempts to be fully invested at all times in securities comprising the S&P 500 Index. In seeking to match the performance of the S&P 500 Index, the Fund also may invest in shares of exchange traded funds ("ETFs"), futures and options transactions and options on futures contracts. The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.


PRINCIPAL RISKS


The stock market may rise and fall daily. The S&P 500 Index represents a significant segment of the U.S. stock market. The S&P 500 Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

There is no assurance that the Fund will achieve its investment objective. The Fund incurs expenses not reflected in the S&P 500 Index returns. The S&P 500 Index may not appreciate, and could depreciate, during the time you are invested in the Fund, even if you are a long-term investor.

* "Standard & Poor's(TM)," "S&P(TM)", "S&P 500(TM)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ETAM for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. See the Statement of Additional Information for additional information.

The Fund cannot as a practical matter own all the stocks that make up the S&P 500 Index in perfect correlation to the S&P 500 Index itself. The use of ETFs, futures and options on futures is intended to help the Fund match the S&P 500 Index but that may not be the result. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the S&P 500 Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks making up the S&P 500 Index. The Fund will also have exposure to the industries represented by those stocks.

The S&P 500 Index primarily consists of large-cap stocks. As a result, whenever these stocks perform worse than mid- or small-cap stocks, the Fund may underperform funds that have exposure to those other segments of the U.S. stock market. Likewise, whenever large-cap U.S. stocks fall behind other types of investments--bonds or foreign stocks, for instance--the Fund's performance also will lag behind those investments. The companies in the S&P 500 Index are also exposed to the global economy.


PERFORMANCE


The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance. The performance shown in the bar chart and table below for the periods prior to November 10, 2003 was achieved under the Fund's prior structure as a feeder fund in a master feeder structure. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.40% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

                        CALENDAR YEAR ANNUAL TOTAL RETURN


            2000             2001              2002             2003
            ----             -----                              ----
           -9.39%           -12.20%           -22.29%          28.11%


Best quarter (% and time period)               Worst quarter (% and time period)

15.37% (2nd Quarter 2003)                      -17.28% (3rd Quarter 2002)


   AVERAGE ANNUAL TOTAL RETURNS (1) (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                                                  SINCE
                                                                                                INCEPTION
                                                                                ONE YEAR        (2/17/99)
E*TRADE S&P 500 INDEX FUND

RETURN BEFORE TAXES                                                              28.11%          -1.16%

RETURN AFTER TAXES ON DISTRIBUTIONS                                              27.53%          -1.67%

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                      18.22%          -1.29%

S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                28.69%          -0.78%(2)



(1) After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depends on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.


(2) Prior to November 10, 2003, the Fund was a feeder fund in a master feeder structure. Index comparisons began on March 1, 1999. An investor cannot invest directly in an index.

FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                                None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions
Redemption Fee (as a percentage of redemption proceeds, payable only if         1.00%
shares are redeemed within four months of purchase)
Account Maintenance Fee (for Fund balances below $5,000)*                       $2.50 per quarter

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                 0.07%
Distribution (12b-1) Fees                                                       None
Other Expenses                                                                  0.76%
Total Annual Fund Operating Expenses                                            0.83%
Fee Waiver and/or Expense Reimbursement**                                      (0.69)%
Net Fund Expenses**                                                             0.14%



* Effective September 30, 2004, if applicable, a fractional share will automatically be redeemed from your account to pay the account maintenance fee.

** The Fee Waiver and/or Expense Reimbursement reflects a contractual Expense Limitation Agreement between ETAM and the Fund to waive or limit its fees or to assume other expense so that, on an annualized basis, the Net Fund Expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized accordance with GAAP, annual account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of business) are at the level specified above through at least April 30, 2005. There is no guarantee that the Expense Limitation Agreement (or the Fee Waiver and/or Expense Reimbursement by ETAM) will continue after that date or will continue at the currently specified level of Net Fund Expenses. For example, ETAM may determine to discontinue the Expense Limitation Agreement at the currently specified level if the Fund's assets do not increase significantly by April 30, 2005. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse ETAM for the fees it waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.14% and the Board of Trustees has approved in advance such reimbursement payment to ETAM.

E*TRADE Securities' accountholders also may be subject to account maintenance fees, telephone transaction fees, low account balance fees, wire transfer fees, and other E*TRADE Securities' customer service fees that may change from time to time. Such fees are payable to E*TRADE Securities under your E*TRADE Securities account agreement.

ACCOUNT MAINTENANCE FEE

Effective September 30, 2004, ETAM will assess an account maintenance fee of $2.50 per quarter per Fund ("Account Maintenance Fee") to offset shareholder servicing costs if your Fund balance falls below $5,000 (for any reason, including a decline in the value of the Fund's shares). The Account Maintenance Fee is determined and paid at the end of the calendar quarter. The Account Maintenance Fee will not be applied to: (1) assets held in any retirement plan account, including an IRA, Roth IRA, one person SEP-IRA, profit sharing plan, money purchase pension plan or 401(a) or 401(k) account; (2) assets held in any Coverdell education savings account; or (3) shareholders investing in the Fund through means of the Automatic Investment Plan privilege, described in the section of this Prospectus titled "How to Buy, Sell and Exchange Shares -- Automatic Investment Plan." Moreover, the Account Maintenance Fee will be waived if your total E*TRADE Funds assets are $10,000 or more.


You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs(1) would be:


            1 YEAR             3 YEARS        5 YEARS          10 YEARS
             $ 14               $ 196          $ 393             $ 961



     (1). The costs under the 1 year example reflect an Expense Limitation Agreement between ETAM and the Fund to limit the Fund's annual "Net Fund Expenses" to the level specified in the fee table. The costs under the 3, 5 and 10 year examples do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year examples.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS


The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the S&P 500 Index. The Fund's investment objective may be changed without shareholder approval upon 60 days' prior written notice of such change being provided to shareholders. Effective May 10, 2004, the Fund's investment objective is to provide investment results that attempt to match as closely as practicable, before fees and expenses, the total return of the stocks making up the S&P 500 Index.

Under normal market conditions, the Fund invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the S&P 500 Index. That portion of its assets is not actively managed but simply tries to mimic the S&P 500 Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the capitalization-weighted total return of its net assets before expenses and the S&P 500 Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the S&P 500 Index. The Fund also purchases and sells shares of ETFs that trade in the S&P 500 Index, futures and options on stock index futures. The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.

The Fund will provide its shareholders with at least 60 days notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the index the Fund tracks.

The Fund is not managed according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund is managed by utilizing an "indexing" investment approach to determine which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of the S&P 500 Index through computerized, quantitative techniques. The sampling techniques utilized by the Fund are expected to be an effective means of substantially duplicating the investment performance of the S&P 500 Index. However, the Fund is not expected to track the S&P 500 Index with the same degree of accuracy that complete replication of the S&P 500 Index would have provided. Over time, the portfolio composition of the Fund may be altered (or "rebalanced") to reflect changes in the characteristics of the S&P 500 Index.

Many factors can affect stock market performance. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short-term or long-term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

The Fund's ability to match its investment performance to the investment performance of the S&P 500 Index may be affected by, among other things: (i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the Fund's investment portfolio; (iii) the manner in which the total return of the S&P 500 Index is calculated and (iv) the timing, frequency and size of shareholder purchases and redemptions of the Fund. The Fund uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the S&P 500 Index.

The investments of the Fund are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

As do many index funds, the Fund also may invest in shares of ETFs that trade in the S&P 500 Index, futures and options transactions and other derivative securities transactions, to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the S&P 500 Index, the Fund incurs expenses and must keep a portion of its assets in cash for paying expenses and processing shareholders' orders. By using ETFs, futures and options, the Fund potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Fund's performance normally will be below that of the S&P 500 Index. The Fund uses ETFs and futures contracts to gain exposure to the S&P 500 Index for its cash balances, which could cause the Fund to track the S&P 500 Index less closely if the futures contracts do not perform as expected.

Asset allocation and modeling strategies are employed by the Fund's investment adviser for other investment companies and accounts advised or sub-advised by its investment adviser. If these strategies indicate particular securities should be purchased or sold, at the same time, by the Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by the Fund's investment adviser. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity. Among other purposes, the Fund needs liquidity to pay redemptions and fees.

The Fund may also lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the Fund's performance could be reduced.

The Fund may purchase shares of ETFs (including iShares) that replicate the performance of the S&P 500 Index in seeking to achieve its investment objective. ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company's expenses, including advisory fees and administrative expenses. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations.

Due to market volatility, the Fund's performance may be subject to substantial short-term changes.

FUND MANAGEMENT


INVESTMENT ADVISER


ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE FINANCIAL and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2003, ETAM managed $3.9 billion in assets, and together with its affiliates, including E*TRADE Global Asset Management managed approximately $24.2 billion in assets.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.07% of the Fund's average daily net assets.

SUB-ADVISER

ETAM has entered into a sub-advisory agreement ("Sub-advisory Agreement") with World Asset Management ("WAM"), a division of Munder Capital Management ("MCM"), under which ETAM has delegated the day-to-day discretionary management of the Fund's assets to WAM. WAM is located at Brown Street Center, 255 East Brown Street, Suite 300, Birmingham, Michigan 48009. MCM is a general partnership minority-owned by MCM employees and majority-owned by Comerica Bank. As of December 31, 2003, WAM provided investment advisory services for over $14.0 billion of assets.

ETAM pays WAM a fee out of ETAM's investment advisory fee at an annual rate equal to 0.03% of the Fund's average daily net assets. WAM is not compensated directly by the Fund. The Sub-advisory Agreement may be terminated by the Board.

ETAM and the Fund are seeking an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by the Fund's shareholders, to (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements; and (c) terminate and replace investment sub-advisers, provided any such sub-advisers are not affiliated persons of ETAM or the Fund. ETAM, subject to Board oversight, will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order will be granted.


ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUND


ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund. From a portion of the shareholder servicing fee, ETAM provides compensation to E*TRADE Securities for its shareholder servicing activities. The Fund has no obligation to compensate E*TRADE Securities for its shareholder servicing activities.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2005. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the annual account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of the Fund's business) are limited to 0.14% of the Fund's average daily net assets.

There is no guarantee that the fee waiver will continue after April 30, 2005. For example, ETAM may determine to discontinue the Expense Limitation Agreement if the Fund's assets do not increase significantly by April 30, 2005.


The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.


HISTORY OF THE FUND


Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. This means that the Fund did not invest directly in securities, but instead invested its assets in the S&P 500 Index Master Portfolio, a series of Master Investment Portfolio, a registered open-end management investment company. The S&P 500 Index Master Portfolio, in turn, invested directly in a portfolio of securities. The performance information and financial highlights in this Prospectus for the period prior to November 10, 2003 reflect the Fund's performance under that master-feeder structure.

PRICING OF FUND SHARES


The Fund is a no-load fund, which means you may buy or sell shares directly at the NAV (I.E., the value of the Fund's assets less its liabilities divided by the total number of outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of regular trading on the floor of the NYSE (generally 4:00 p.m., Eastern Time). The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern Time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading. Foreign issuers with common shares included in the S&P 500 Index also may have securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when you will not be able to purchase, redeem or exchange the Fund's shares.

The Fund's NAV per share is computed by dividing the value of the Fund's net assets (I.E., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Fund, it is valued at fair value as determined in good faith by the Trust's pricing committee.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE Securities without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.


HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT

To open an E*TRADE Securities account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com) or by calling (800) ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire.

EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES

MINIMUM INITIAL INVESTMENT REQUIREMENTS:



For your Initial Investment in the Fund                                         $ 5,000

Continuing Minimum Investment*                                                  $ 5,000**

To invest in the Fund for your IRA, Roth IRA,                                   $ 3,000
one-person SEP-IRA, or Coverdell education savings account

To invest in the Fund for your SIMPLE, SEP-IRA,                                 $ 3,000
Profit Sharing or Money Purchase Pension Plan,
or 401(a) account

To invest in the Fund through a 401(k) Plan                                        None

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund through the Automatic Investment
Plan (see below for additional information)                                     $   100

To buy additional shares of the Fund other than through the Automatic
Investment Plan                                                                 $   250

* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.


** As described above in the section titled "Fees and Expenses - Account
   Maintenance Fee," effective September 30, 2004, ETAM will assess an Account Maintenance Fee of $2.50 per quarter if your fund balance falls below $5,000. The Account Maintenance Fee will be waived if your total E*TRADE Funds account assets are $10,000 or more.


AUTOMATIC INVESTMENT PLAN

In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.etrade.com). After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

ON-LINE

You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be readily available for viewing and printing from our Website.


VERIFICATION OF IDENTITY


 Federal law prohibits the Fund and other financial institutions from opening a new account unless they obtain, verify and record the following identifying information: name; date of birth (for individuals); residential or business street address; and social security number, taxpayer identification number, or other identifying numbers. You may also be asked to provide additional identifying information (e.g., a copy of your driver's license, passport or other identifying documents in order to verify your identity). Additional information may be required to open accounts for corporations and other entities.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities Customer Agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its distributor employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our Website.


SIGNATURE GUARANTEE

For your protection, certain requests may require a signature guarantee. The Fund will require a signature guarantee for all authorized owners of an account in the following situations: if you transfer the ownership of your account to another individual or organization; when you submit a written redemption for more than $25,000; when you request that redemption proceeds be sent to a different name or address than is registered on your account; if you add or change your name or add or remove an owner on your account; and if you add or change the beneficiary on your transfer-on-death account. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. For additional information with respect to when a signature guarantee in necessary please call (800) 786-2575.


You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (E.G., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


REDEMPTION FEE


The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four-month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.


EXCHANGE


You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.


CLOSING YOUR ACCOUNT


If you close your E*TRADE Securities account, you will be required to redeem your shares of the Fund.


CERTAIN INSTITUTIONAL INVESTORS


Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, among others, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.


DIVIDENDS AND OTHER DISTRIBUTIONS


The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES


The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will generally be taxed on distributions they receive, depending on their tax status.


The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

     - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

     - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

     - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

     - Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

     - Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.


If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.


The Fund will send you a tax report each year that will describe the tax aspects of the dividends you received.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2004) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


E*TRADE S&P 500 INDEX FUND

FINANCIAL HIGHLIGHTS

                                                        YEAR ENDED              YEAR ENDED              YEAR ENDED
FOR A SHARE OUTSTANDING FOR THE PERIOD              DECEMBER 31,2003(1)     DECEMBER 31,2002(1)     DECEMBER 31,2001(1)
                                                    -------------------     -------------------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $              6.99     $              9.11     $             10.48
                                                    -------------------     -------------------     -------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment lncome                                         0.10(10)                0.09                    0.09
     Net realized and unrealized gain (loss) on
       investments                                                 1.85                   (2.12)                  (1.37)
                                                    -------------------     -------------------     -------------------
     TOTAL FROM INVESTMENT OPERATIONS                              1.95                   (2.03)                  (1.28)
                                                    -------------------     -------------------     -------------------

DISTRIBUTIONS TO SHAREHOLDERS
     Distributions from net investment income                     (0.10)                  (0.09)                  (0.09)
     Distributions from net realized gains                            -                       -                   (0.00)(2)
                                                    -------------------     -------------------     -------------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          (0.10)                  (0.09)                  (0.09)
                                                    -------------------     -------------------     -------------------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                           0.00(2)                 0.00(2)                 0.00(2)
                                                    -------------------     -------------------     -------------------
NET ASSET VALUE, END OF PERIOD                      $              8.84     $              6.99     $              9.11
                                                    ===================     ===================     ===================

     TOTAL RETURN                                                 28.11%                 (22.29)%                (12.20)%
     RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's omitted)      $           129,942     $            83,090     $            81,798
     Ratio of expenses to average net assets(6)                    0.40%                   0.40%                   0.35%
     Ratio of net investment income to
       average net assets(7)                                       1.39%                   1.24%                   1.02%
     Portfolio turnover rate                                       0.65%(9)               11.97%(8)                9.21%(8)

                                                                               PERIOD FROM
                                                                            FEBRUARY 17. 1999
                                                                              (COMMENCEMENT
                                                        YEAR ENDED        OF OPERATIONS) THROUGH
FOR A SHARE OUTSTANDING FOR THE PERIOD              DECEMBER 31,2000(1)     DECEMBER 31, 1999(1)
                                                    -------------------   ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $             11.83     $             10.00
                                                    -------------------     -------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment lncome                                         0.12                    0.09
     Net realized and unrealized gain (loss) on
       investments                                                (1.22)                   1.84
                                                    -------------------     -------------------
     TOTAL FROM INVESTMENT OPERATIONS                             (1.10)                   1.93
                                                    -------------------     -------------------

DISTRIBUTIONS TO SHAREHOLDERS
     Distributions from net investment income                     (0.13)                  (0.09)
     Distributions from net realized gains                        (0.12)                  (0.01)
                                                    -------------------     -------------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          (0.25)                  (0.10)
                                                    -------------------     -------------------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                           0.00(2)                 0.00(2)
                                                    -------------------     -------------------
NET ASSET VALUE, END OF PERIOD                      $             10.48     $             11.83
                                                    ===================     ===================

     TOTAL RETURN                                                 (9.39)%                 19.31%(3)
     RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's omitted)      $            62,899     $            46,906
     Ratio of expenses to average net assets(6)                    0.32%(4)                0.32%(4)(5)
     Ratio of net investment income to
       average net assets(7)                                       0.95%                   1.14%(5)
     Portfolio turnover rate                                      11.00%(8)                7.00%(3)(8)

----------
(1) Per share amounts and ratios reflect income and expenses assuming inclusion of the fund's proportionate share of the income and expenses of the S&P 500 Index Master Portfolio.

(2)  Rounds to less than $0.01.

(3) For the period February 17, 1999 (commencement of operations) through December 31, 1999 and is not indicative of a full year's operating results.

(4) The Investment Adviser voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period February 17, 1999 (Commencement of operations). through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.32% for the period from February 17, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.

(5)  Annualized.

(6) The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 were 0.83%, 0.98%, and 0.54%, respectively.

(7) The ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 were 0.96%, 0.66% and 0.83%, respectively.

(8)  Portfolio turnover rate of S&P 500 Index Master Portfolio.

(9)  For the period November 10, 2003 through December 31, 2003.

(10) Calculated based on average shares outstanding.

[OUTSIDE BACK COVER PAGE]

The Statement of Additional Information for the Fund, dated April 29, 2004 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report and semi-annual report may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES LLC
4500 BOHANNON DRIVE
MENLO PARK, CALIFORNIA 94025
TELEPHONE:  (650) 331-6000
TOLL-FREE: (800) 786-2575
www.etrade.com


INVESTMENT COMPANY ACT FILE NO.: 811-09093

                                  E*TRADE FUNDS

                          E*TRADE TECHNOLOGY INDEX FUND

                         PROSPECTUS DATED APRIL 29, 2004

This Prospectus concisely sets forth information about the E*TRADE Technology Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Fund's investment objective is to match, before fees and expenses, the total return of the stocks making up the Goldman Sachs Technology (GSTI(TM) Composite) Index. The Fund seeks to achieve its objective by investing substantially all of its assets in the same stocks and in substantially the same percentages as the securities that comprise the GSTI Composite Index.

ELIGIBLE INVESTORS

This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a no-load fund, which means you pay no sales charges or 12b-1 fees.


ABOUT E*TRADE
E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL"), formerly E*TRADE Group, Inc., is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM"). E*TRADE FINANCIAL, through its group companies, is a leader in providing on-line investing services. E*TRADE FINANCIAL's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE FINANCIAL offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF E*TRADE BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
RISK/RETURN SUMMARY                                                           3

FEES AND EXPENSES                                                             5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS       7

FUND MANAGEMENT                                                              10

PRICING OF FUND SHARES                                                       11

HOW TO BUY, SELL AND EXCHANGE SHARES                                         12

DIVIDENDS AND OTHER DISTRIBUTIONS                                            16

TAX CONSEQUENCES                                                             16

FINANCIAL HIGHLIGHTS                                                         18

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

INVESTMENT OBJECTIVES/GOALS

The Fund's investment objective is to match, before fees and expenses, the total return of the stocks making up the GSTI Composite Index.*

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the same stocks and in substantially the same percentages as the securities that comprise the GSTI Composite Index. The Fund seeks to match, before fees and expenses, the total return performance of publicly traded common stocks in the aggregate, as represented by the GSTI Composite Index. The GSTI Composite Index is one of the broadest measures of U.S. traded technology stocks available. The GSTI Composite Index generally includes over 175 companies representing six different segments of the U.S. technology marketplace selected by Goldman, Sachs & Co. (including hardware, Internet, multi-media networking, semiconductors, services, and software). The GSTI Composite Index primarily consists of stocks of companies in the technology industry with capitalizations of at least $1 billion. However, it may also include companies with smaller capitalizations.

Generally, the Fund attempts to be fully invested at all times in securities comprising the GSTI Composite Index. The Fund also may invest up to 10% of its assets in exchange traded funds ("ETFs"), futures and options on stock index futures, covered by liquid assets, and in high-quality money market instruments to provide liquidity.

PRINCIPAL RISKS

The price of stocks, particularly technology stocks, may rise and fall daily. The GSTI Composite Index represents a significant segment of the U.S. market of technology stocks. Thus, the GSTI Composite Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

There is no assurance that the Fund will achieve its investment objective. The GSTI Composite Index may not appreciate, and could depreciate, during the time you are invested in the Fund, even if you are a long-term investor.

----------

*"GSTI(TM)" is a trademark of Goldman, Sachs & Co. and has been licensed for use by ETAM for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates and neither Goldman, Sachs & Co. nor any of its affiliates makes any representation regarding the advisability of investing in the Fund.

The Fund is limited in its investments to industry segments of the U.S. stock market that are generally associated with technology. Greater risk and increased volatility is associated with investments in segments of the stock market (as opposed to investments in a broader range of industries). The Fund is non-diversified which means that the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in market value of a single issuer or a limited number of issuers. Such a focused investment strategy may increase the volatility of the Fund's investment results because it may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund. The technology segment can be affected by specific risks including aggressive product prices due to competition from numerous market entrants, short product cycles and product obsolescence, among others.

The Fund cannot as a practical matter own all the stocks that make up the GSTI Composite Index in perfect correlation to the GSTI Composite Index itself. The use of ETFs, futures and options on futures is intended to help the Fund better match the GSTI Composite Index but that may not be the result. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the GSTI Composite Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks making up the GSTI Composite Index.

In seeking to follow the GSTI Composite Index, the Fund will be limited as to its investments in other segments of the U.S. stock market. As a result, whenever the technology segment of the U.S. stock market performs worse than other segments, the Fund may underperform funds that have exposure to those other segments of the market. Likewise, whenever technology stocks fall behind other types of investments--bonds, for instance--the Fund's performance also will lag behind those investments. The Fund may also invest in securities of foreign issuers to the extent that such issuers are included in the GTSI Composite Index.

PERFORMANCE

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with broad measure of market performance. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.85% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

                        CALENDAR YEAR ANNUAL TOTAL RETURN

            2000            2001           2002             2003
           ------          ------         ------           ------
            -38.02%       -29.03%          -40.90%          53.37%

Best quarter (% and time period)               Worst quarter (% and time period)

33.26% (4th Quarter 2001)                      -35.61% (3rd Quarter 2001)


    AVERAGE ANNUAL TOTAL RETURNS(1) (FOR THE PERIODS ENDED DECEMBER 31, 2003)


                                                                                                  SINCE
                                                                                                INCEPTION
                                                                                ONE YEAR        (8/13/99)
E*TRADE TECHNOLOGY INDEX FUND

RETURN BEFORE TAXES                                                               53.37%         -11.24%

RETURN AFTER TAXES ON DISTRIBUTIONS                                               53.37%         -12.22%

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                       34.69%          -9.63%

GSTI COMPOSITE INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          54.19%         -11.59%(2)


(1) After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) Index comparisons began on September 1, 1999. An investor cannot invest directly in an index.

FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                                None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions
Redemption Fee (as a percentage of redemption proceeds, payable only if         1.00%
shares are redeemed within four months of purchase)
Account Maintenance Fee (for Fund balances below $5,000)*                       $2.50 per quarter

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                 0.25%
Distribution (12b-1) Fees                                                       None
Other Expenses                                                                  1.39%
Total Annual Fund Operating Expenses                                            1.64%
Fee Waiver and/or Expense Reimbursement**                                      (1.04)%
Net Expenses**                                                                  0.60%



* Effective September 30, 2004, if applicable, a fractional share will automatically be redeemed from your account to pay the account maintenance fee.

     ** The Fee Waiver and/or Expense Reimbursement reflects a contractual Expense Limitation Agreement between ETAM and the Fund to waive or limit its fees or to assume other expenses so that, on an annualized basis, the Net Fund Expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized accordance with GAAP, annual account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of business) are at the level specified above through at least April 30, 2005. There is no guarantee that the Expense Limitation Agreement (or the Fee Waiver and/or Expense Reimbursement by ETAM) will continue after that date or will continue at the currently specified level of Net Fund Expenses. For example, ETAM may determine to discontinue the Expense Limitation Agreement at the currently specified level if the Fund's assets do not increase significantly by April 30, 2005. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse ETAM for the fees it waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.60% and the Board of Trustees has approved in advance such reimbursement payment to ETAM.

E*TRADE Securities' accountholders also may be subject to account maintenance fees, telephone transaction fees, low account balance fees, wire transfer fees, and other E*TRADE Securities' customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities account agreement.

ACCOUNT MAINTENANCE FEE

Effective September 30, 2004, ETAM will assess an account maintenance fee of $2.50 per quarter per Fund ("Account Maintenance Fee") to offset shareholder servicing costs if your Fund balance falls below $5,000 (for any reason, including a decline in the value of the Fund's shares). The Account Maintenance Fee is determined and paid at the end of the calendar quarter. The Account Maintenance Fee will not be applied to: (1) assets held in any retirement plan account, including an IRA, Roth IRA, one person SEP-IRA, profit sharing plan, money purchase pension plan or 401(a) or 401(k) account; (2) assets held in any Coverdell education savings account; or (3) shareholders investing in the Fund through means of the Automatic Investment Plan privilege, described in the section of this Prospectus titled "How to Buy, Sell and Exchange Shares -- Automatic Investment Plan." Moreover, the Account Maintenance Fee will be waived if your total E*TRADE Funds assets are $10,000 or more.


You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs(1) would be:


            1 YEAR             3 YEARS        5 YEARS          10 YEARS
             $ 61               $ 415          $ 794            $ 1,856



(1) The costs under the 1 year example reflect an Expense Limitation Agreement between ETAM and the Fund to limit the Fund's annual "Net Fund Expenses" in the level specified in the fee table. The costs under the 3, 5 and 10 year examples do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year examples.


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to match, before fees and expenses, the total return of the stocks making up the GSTI Composite Index. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval upon 60 days' prior written notice of such change being provided to shareholders.

Under normal market conditions, the Fund invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in the securities of companies making up the GSTI Composite Index. That portion of its assets is not actively managed but simply tries to match the total return of the GSTI Composite Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of approximately 95% between the capitalization-weighted total return of its assets before fees and expenses and the GSTI Composite Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the GSTI Composite Index. The Fund may purchase and sell ETFs, futures and options on stock index futures. The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity to pay redemptions and fees, among other reasons. The Fund may also engage in securities lending of its portfolio securities.

The Fund will provide its shareholders with at least 60 days notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the index the Fund tracks.


The GSTI Composite Index is one of the broadest measures of U.S. traded technology stocks available. The GSTI Composite Index generally includes over 175 companies representing six different component segments of the U.S. technology marketplace selected by Goldman, Sachs & Co. (including hardware, Internet, multi-media networking, semiconductors, services, and software). There is no limit as to how many companies are included in the GSTI Composite Index. Performance of the index is compiled by using a modified-cap weighted calculation to limit the extent that large-cap stocks can dominate the index. The GSTI Composite Index primarily consists of stocks of companies with capitalization of at least $1 billion. However, the index may include companies with smaller capitalizations. Smaller capitalized companies may be more volatile and less liquid than larger capitalized companies.


Generally, the technology industry segments may be more susceptible to effects caused by changes in the economic climate, overall market volatility, or regulatory changes. The technology industry segments are experiencing an increasing rate of innovation and competition. As such, many companies in the GSTI Composite Index are exposed to product obsolescence and downward pricing pressures which may have adverse effects on a company's stock price. While the stocks of many companies in the technology segment of the industry have experienced substantial appreciation, there can be no assurance that they will continue to appreciate, retain their current values or not depreciate.

The Fund also may invest in securities of foreign issuers to the extent such issuers are included in the GSTI Composite Index. The Fund does not anticipate investments in securities of foreign issuers to be a significant strategy but such investments may expose the Fund to special risks and considerations not typically associated with investing in U.S. companies. Such risks may include, among others, different accounting, auditing and financial reporting standards, higher commission rates, adverse changes in regulatory structures, and political, social and monetary developments that could affect U.S. investments in foreign countries.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund is managed by utilizing an "indexing" investment approach to determine which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of the GSTI Composite Index.

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

The Fund's ability to match its investment performance to the investment performance of the GSTI Composite Index may be affected by, among other things:
(i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the Fund's investment portfolio; (iii) the manner in which the total return of the GSTI Composite Index is calculated; (iv) the timing, frequency and size of shareholder purchases and redemptions of the Fund; and (v) the weighting of a particular stock in the GSTI Composite Index. The Fund uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the GSTI Composite Index.

As do many index funds, the Fund also may invest in ETFs, along with futures and options transactions, and other derivative securities transactions, to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the GSTI Composite Index, the Fund incurs expenses and must keep a portion of its assets in cash for paying expenses and processing shareholders orders. By investing in ETFs and futures, the Fund potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Fund's performance normally will be below that of the GSTI Composite Index. The Fund may use ETFs and futures contracts to gain exposure to the GSTI Composite Index for its cash balances, which could cause the Fund to track the GSTI Composite Index less closely if the ETFs and/or futures contracts do not perform as expected.

The Fund may purchase shares of ETFs (including iShares) that replicate the performance of the GSTI Composite Index in seeking to achieve its investment objective. ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company's expenses, including advisory fees and administrative expenses. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations.

Due to market volatility, the Fund's performance may be subject to substantial short-term changes.

FUND MANAGEMENT


INVESTMENT ADVISER


ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE FINANCIAL and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM also provides investment management services for the E*TRADE Family of Funds. ETAM commenced operating in February 1999. As of December 31, 2003, ETAM managed $3.9 billion in assets, and together with its affiliates, including E*TRADE Global Asset Management, managed approximately $24.2 billion in assets.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the subadviser. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.25% of the Fund's average daily net assets.

SUB-ADVISER

ETAM has entered into a sub-advisory agreement ("Sub-advisory Agreement") with World Asset Management ("WAM"), a division of Munder Capital Management ("MCM"), under which ETAM has delegated the day-to-day discretionary management of the Fund's assets to WAM. WAM is located at Brown Street Center, 255 East Brown Street, Suite 300, Birmingham, Michigan 48009. MCM is a general partnership minority-owned by MCM employees and majority-owned by Comerica Bank. As of December 31, 2003, WAM provided investment advisory services for over $14.0 billion of assets.

ETAM pays WAM a fee out of ETAM's investment advisory fee at an annual rate equal to 0.12% of the Fund's average daily net assets. WAM is not compensated directly by the Fund. The Sub-advisory Agreement may be terminated by the Board.

ETAM and the Fund are seeking an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by the Fund's shareholders, to (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements; and (c) terminate and replace investment sub-advisers, provided any such sub-advisers are not affiliated persons of ETAM or the Fund. ETAM, subject to Board oversight, will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order will be granted.


ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUND


ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund. From a portion of the shareholder servicing fee, ETAM provides compensation to E*TRADE Securities for its shareholder servicing activities. The Fund has no obligation to compensate E*TRADE Securities for its shareholder servicing activities.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2005. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the annual account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of the Fund's business) are limited to 0.60% of the Fund's average daily net assets.

There is no guarantee that the fee waiver will continue after April 30, 2005. For example, ETAM may determine to discontinue the Expense Limitation Agreement if the Fund's assets do not increase significantly by April 30, 2005.


The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

PRICING OF FUND SHARES


The Fund is a no-load fund, which means you may buy or sell shares directly at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of regular trading on the floor of the NYSE (generally 4:00 p.m., Eastern Time). The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern Time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading. Foreign issuers with common shares included in the GSTI Composite Index also may have securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when you will not be able to purchase, redeem or exchange the Fund's shares.


The Fund's NAV per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Fund, it is valued at fair value as determined in good faith by the Trust's pricing committee.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE Securities without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT

To open an E*TRADE Securities account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com), or by calling (800) ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire.

EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES

MINIMUM INITIAL INVESTMENT REQUIREMENTS:


For your Initial Investment in the Fund                                         $ 5,000

Continuing Minimum Investment*                                                  $ 5,000**

To invest in the Fund for your IRA, Roth IRA,                                   $ 3,000
one-person SEP-IRA  or Coverdell education savings account

To invest in the Fund for your SIMPLE, SEP-IRA,                                 $ 3,000
Profit Sharing or Money Purchase Pension Plan,
or 401(a) account

To invest in the Fund through a 401(k) Plan                                        None

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund through the Automatic Investment
Plan (see below for additional information)                                     $   100

To buy additional shares of the Fund other than through the Automatic
Investment Plan                                                                 $   250


     * Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.

     ** As described above in the section titled "Fees and Expenses - Account Maintenance Fee," effective September 30, 2004, ETAM will assess an Account Maintenance Fee of $2.50 per quarter if your Fund balance falls below $5,000. The Account maintenance Fee will be waived if your total E*TRADE Funds account assets are $10,000 or more.

AUTOMATIC INVESTMENT PLAN


In order to set up your account for automatic investments, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.etrade.com).

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.


ON-LINE


You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be readily available for viewing and printing from our Website.

VERIFICATION OF IDENTITY


Federal law prohibits the Fund and other financial institutions from opening a new account unless they obtain, verify and record the following identifying information: name; date of birth (for individuals); residential or business street address; and social security number, taxpayer identification number, or other identifying numbers. You may also be asked to provide additional identifying information (e.g., a copy of your driver's license, passport or other identifying documents in order to verify your identity). Additional information may be required to open accounts for corporations and other entities.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities Customer Agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its distributor employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our Website.


SIGNATURE GUARANTEE

For your protection, certain requests may require a signature guarantee. The Fund will require a signature guarantee for all authorized owners of an account in the following situations: if you transfer the ownership of your account to another individual or organization; when you submit a written redemption for more than $25,000; when you request that redemption proceeds be sent to a different name or address than is registered on your account; if you add or change your name or add or remove an owner on your account; and if you add or change the beneficiary on your transfer-on-death account. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. For additional information with respect to when a signature guarantee is necessary please call (800) 786-2575.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (E.G., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


REDEMPTION FEE


The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four-month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.


REDEMPTION IN-KIND


The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.


EXCHANGE


You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.


CLOSING YOUR ACCOUNT


If you close your E*TRADE Securities account, you will be required to redeem your shares of the Fund.


CERTAIN INSTITUTIONAL INVESTORS


Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, among others, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.


The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will generally be taxed on distributions they receive, depending on their tax status.


The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.


If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.


The Fund will send you a tax report each year that will describe the tax aspects of any dividends you received.


As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2004) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


E*TRADE TECHNOLOGY INDEX FUND

FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED              YEAR ENDED              YEAR ENDED
FOR A SHARE OUTSTANDING FOR THE PERIOD              DECEMBER 31,2003        DECEMBER 31,2002        DECEMBER 31,2001
                                                    ----------------        ----------------        ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                $           3.41        $           5.77        $           8.21
                                                    ----------------        ----------------        ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment lncome                                     (0.02)(8)               (0.03)                  (0.04)
     Net realized and unrealized gain (loss) on                 1.84                   (2.33)                  (2.36)
                                                    ----------------        ----------------        ----------------
     TOTAL FROM INVESTMENT OPERATIONS                           1.82                   (2.36)                  (2.40)
                                                    ----------------        ----------------        ----------------

DISTRIBUTIONS TO SHAREHOLDERS
     Distributions from net realized gains                         -                       -                   (0.04)
                                                    ----------------        ----------------        ----------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           -                       -                   (0.04)
                                                    ----------------        ----------------        ----------------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                        0.00(5)                 0.00(5)                 0.00(5)
                                                    ----------------        ----------------        ----------------
NET ASSET VALUE, END OF PERIOD                      $           5.23        $           3.41        $           5.77
                                                    ================        ================        ================

     TOTAL RETURN                                              53.37%                 (40.90)%                (29.03)%
     RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's ommitted)     $         52,087        $         34,669        $         62,505
     Ratio of expenses to average net assets(6)                 0.85%                   0.85%                   0.85%
     Ratio of net investment loss to
       average net assets(7)                                   (0.50)%                 (0.61)%                 (0.66)%
     Portfolio turnover rate                                   11.22%                   6.02%                  48.65%

                                                                              PERIOD FROM
                                                                             AUGUST 13,1999
                                                                             (COMMENCEMENT
                                                       YEAR ENDED        OF OPERATIONS) THROUGH
FOR A SHARE OUTSTANDING FOR THE PERIOD              DECEMBER 31,2000        DECEMBER 31, 1999
                                                    ----------------     ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $          14.21        $          10.00
                                                    ----------------        -------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment lncome                                     (0.08)                  (0.01)
     Net realized and unrealized gain (loss) on                (5.32)                  .4.75
                                                    ----------------        -------------------
     TOTAL FROM INVESTMENT OPERATIONS                          (5.40)                   4.74
                                                    ----------------        -------------------

DISTRIBUTIONS TO SHAREHOLDERS
     Distributions from net realized gains                     (0.65)                  (0.58)
                                                    ----------------        -------------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       (0.65)                  (0.58)
                                                    ----------------        -------------------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                        0.05                    0.05
                                                    ----------------        -------------------
NET ASSET VALUE, END OF PERIOD                      $           8.21        $          14.21
                                                    ================        ===================

     TOTAL RETURN                                             (38.02)%                 47.71%(1)
     RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's ommitted)     $         55,514        $         44,971
     Ratio of expenses to average net assets(6)                 0.85%(3)                0.85%(2)(3)
     Ratio of net investment loss to
       average net assets(7)                                   (0.70)%                 (0.49)%(2)
     Portfolio turnover rate                                   27.82%                  35.77%(1)(4)

(1) For the period August 13, 1999 (Commencement of operations) through December 31, 1999 and is not indicative of a full year's operating results.

(2)  Annualized.

(3) The Investment Adviser voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period August 13, 1999 (Commencement of operations). through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.85% for the period from August 13, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.

(4)  Not annualized.

(5)  Rounds to less than $0.01.

(6) The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 were 1.64%, 1.88%, and 1.18%, respectively.

(7) The ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2003,
      December 31, 2002 and December 31, 2001 were (1.28)%, (1.64) and (0.99)%, respectively.

(8)  Calculated based on average shares outstanding.

[Outside back cover page.]

The Statement of Additional Information for the Fund, dated April 29, 2004 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report and semi-annual report may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the EC's Public Reference Room in Washington, D.C. You may call (202) 942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES LLC
4500 BOHANNON DRIVE
MENLO PARK, CALIFORNIA 94025
TELEPHONE: (650) 331-6000
TOLL-FREE: (800) 786-2575
www.etrade.com


INVESTMENT COMPANY ACT FILE NO.: 811-09093

                                  E*TRADE FUNDS


                                E*TRADE BOND FUND

                         PROSPECTUS DATED APRIL 29, 2004

This Prospectus concisely sets forth information about the E*TRADE Bond Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective is to seek total return with an emphasis on income, under normal market conditions. The Fund will seek to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of debt securities.

ELIGIBLE INVESTORS


This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a no-load fund, which means you pay no sales charges or 12b-1 fees.


ABOUT E*TRADE

E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL"), formerly E*TRADE Group, Inc. is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM"). E*TRADE FINANCIAL, through its group companies, is a leader in providing secure online investing services. E*TRADE FINANCIAL's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control E*TRADE FINANCIAL offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF E*TRADE BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
INVESTMENT OBJECTIVE                                                         3

PRINCIPAL INVESTMENT STRATEGIES                                              3

PRINCIPAL RISKS                                                              4

FUND PERFORMANCE                                                             6

FEES AND EXPENSES                                                            8

FUND MANAGEMENT                                                              9

HISTORY OF THE FUND                                                         10

PRICING OF FUND SHARES                                                      10

HOW TO BUY, SELL AND EXCHANGE SHARES                                        11

DIVIDENDS AND OTHER DISTRIBUTIONS                                           14

TAX CONSEQUENCES                                                            15

FINANCIAL HIGHLIGHTS                                                        17

                                E*TRADE BOND FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek total return with an emphasis on income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of debt securities. The debt securities in which the Fund may primarily invest include, among others: debt securities of domestic companies and U.S. dollar denominated foreign corporate issuers; securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; asset-backed securities; and short-term debt obligations, including repurchase agreements, commercial paper, and variable rate demand notes.

The Fund will provide its shareholders with at least 60 days notice of any change in its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities.

ETAM will generally invest in debt securities which are rated at the time of purchase at least BBB by Standard & Poor's ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's"), an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO") selected by ETAM or, if unrated, that ETAM determines to be of comparable credit quality. In the event that the credit rating of an investment grade security held by the Fund falls below investment grade (or, in the case of unrated securities, ETAM determines that the quality of the security has deteriorated below investment grade), the Fund will not be obligated to dispose of that security if ETAM believes the investment is appropriate. The Fund may also invest up to 5% of its total assets in debt securities rated below investment grade. In any event, the Fund will seek to maintain an average aggregate quality rating of its portfolio securities of at least A by S&P or Moody's, or an equivalent rating by any other NRSRO or, if unrated securities, of a comparable quality as determined by ETAM.

ETAM actively manages the maturity of the Fund's portfolio securities, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, ETAM adjusts the maturity of the Fund's assets among the broad sectors of the fixed income market.

During normal market conditions, the dollar-weighted average effective portfolio maturity of the Fund will not exceed 10 years. The maturities of the debt securities in which the Fund may invest will vary and there are no restrictions on the duration of the Fund's portfolio securities. Effective maturity of a debt security takes into account projected prepayments and call dates, if any, that reduce the stated maturity date of the debt security. In determining a debt security's maturity for purposes of calculating the Fund's dollar-weighted average effective maturity, an estimate of the average time for each debt security's principal to be paid may be used, which can be substantially shorter than the debt security's stated or final maturity.

Duration is a measure of the weighted average maturity of the debt securities held by the Fund and measures the expected life of a fixed income security. Duration is used to determine the sensitivity of a security's price to changes in interest rates. The longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio with a duration of five years would decline by approximately 5%.





OTHER INVESTMENT STRATEGIES

The Fund may use derivatives (including options, securities index options, swaps and options on futures contracts) for hedging or other protective purposes. The Fund also may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors, although there can be no assurances that the Fund's investments will be hedged at any given time or that any hedging transactions will be successful.

For purposes of realizing additional income, the Fund may lend securities to broker-dealers and other financial institutions deemed by ETAM to be of good standing. The Fund also may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and mortgage-related securities issued by private issuers and guarantors.

The Fund may temporarily invest, without limitation, in high-quality money market instruments for defensive purposes in response to adverse market, economic and other conditions that could expose the Fund to a decline in value or to provide liquidity.

PRINCIPAL RISKS

Like all funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets and will move up and down in reaction to bond market movements, broader market and economic conditions, or other factors that affect particular securities. This means that you could lose money over short periods, and perhaps over longer periods during extended bond market downturns. There is no assurance that the Fund will achieve its investment objective.


ASSET CLASS AND SECURITY SELECTION RISKS


Whenever the Fund's fixed-income securities perform worse than equity securities, the Fund may perform worse than equity funds. In addition, because of ETAM's choice of portfolio securities, the Fund's specific fixed income securities may also underperform other bond funds or benchmarks that are representative of the general performance of the Fund's fixed-income securities.





FIXED INCOME RISKS


The Fund's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Fund's fixed income holdings, and adverse market and economic conditions. Other risks that relate specifically to the Fund's fixed income investments include:

     INTEREST RATE RISK

The price of a bond or a fixed income security is dependent upon interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value as a result of interest rate changes. Changes in interest rates may have a significant effect on the Fund's holding a significant portion of its assets in fixed income securities with long term maturities.


     CREDIT RISK


Because debt securities, securities loans and repurchase agreements involve a promise by a third party to honor an obligation to the Fund, the Fund could lose money if the issuer or guarantor of a debt security, or the counterparty to a securities loan or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or otherwise honor its financial obligations.

     INVESTMENT GRADE SECURITIES RISK.

Debt securities are generally rated by NRSROs. The Fund may invest in debt securities rated "BBB" by S&P or Baa by Moody's or an equivalent rating by any other NRSRO selected by ETAM or, with respect to unrated securities, of similar quality as determined by ETAM. These debt securities are considered investment grade and are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than for debt securities in higher rated categories.

     PREPAYMENT AND EXTENSION RISKS.

The Fund's investments in asset-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the security's maturity date and thus shortening the life of these securities. This is known as PREPAYMENT RISK. Such repayments are common when interest rates decline. When such a prepayment occurs, no additional interest will be paid on the investment and the Fund would need to reinvest the monies received from the pre-paid securities at the newer, lower interest rates.

On the other hand, because rising interest rates tend to extend the duration of the asset-backed securities, these securities are even more susceptible to interest rate changes, may exhibit additional volatility and will have reduced returns if the owners of the underlying obligations pay off their obligations later than anticipated. This is known as EXTENSION RISK.





U.S. GOVERNMENT SECURITIES RISK

Securities issued by the U.S. Government, its agencies or instrumentalities may vary in terms of the degree of support afforded by the U.S. Government. Some U.S. Government securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. Some agency securities are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those issued by the Federal Home Loan Banks. Still others are supported only by the discretionary authority to purchase the agency's obligations, such as those issued by the Federal National Mortgage Association, or by the credit of the agency that issued them, such as those issued by the Student Loan Marketing Association. Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities may involve risk of loss of principal and interest. Current market prices for U.S. Government securities are not guaranteed and the value of such securities will fluctuate.


OTHER RISKS


DERIVATIVES RISK





Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include options, securities index options, swaps, futures and options on futures contracts. The Fund can use derivatives involving U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase the Fund's exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

SECURITIES LENDING RISK


Any loans of portfolio securities made by the Fund will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, securities issued or guaranteed by the U.S. Government or its agencies, or other high quality debt obligations. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.


FIXED INCOME RISKS





As discussed above in this Prospectus, the Fund's investments in mortgage-backed securities are subject to the various risks discussed under the heading "Fixed Income Risks," including in particular Prepayment and Extension Risks.

PORTFOLIO TURNOVER





Generally, the Fund does not purchase securities for short-term trading. However, when appropriate, the Fund will sell securities without regard to length of time held. A high portfolio turnover rate may increase transaction costs, which could adversely affect Fund performance, and could result in increased taxable gains and income to shareholders.

CHANGE IN INVESTMENT OBJECTIVE





Although there is no current intention to do so, the Fund's investment objective may be changed by the Board without shareholder approval upon 60 days' prior written notice of such change being provided to shareholders.

FUND PERFORMANCE

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance. The performance shown in the bar chart and table below for periods prior to November 16, 2001 was achieved under the Fund's prior structure as a passively managed index fund that was part of a master-feeder structure. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.65% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

                        CALENDAR YEAR ANNUAL TOTAL RETURN

                     2000        2001     2002     2003
                     ----        ----     ----     ----
                     11.98%      7.93%    9.09%    2.40%


Best quarter (% and time period) 4.91% (3rd Quarter 2001)

Worst quarter (% and time period) -0.46% (3rd Quarter 2003)


    AVERAGE ANNUAL TOTAL RETURNS(1) (FOR THE PERIODS ENDED DECEMBER 31, 2003)


                                                                   ONE YEAR     SINCE INCEPTION
                                                                                (8/13/99)(2)
E*TRADE BOND FUND

RETURN BEFORE TAXES                                                  2.40%           7.27%

RETURN AFTER TAXES ON DISTRIBUTIONS                                  0.97%           5.19%

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES          1.55%           4.92%

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX
(reflects no deduction for fees, expenses or taxes)(3)               4.31%           7.86%

LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE INDEX
(reflects no deduction for fees, expenses or taxes) (3)              3.81%           7.83%


(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) On November 16, 2001, the Fund became an actively managed fund and changed its benchmark index to the Lehman Brothers Intermediate U.S. Aggregate Index. The Lehman Brothers Intermediate U.S. Aggregate Index is an unmanaged index comprised of intermediate U.S. investment-grade fixed rate bonds.

(3) Effective January 1, 2004, the Fund changed its benchmark index from the Lehman Brothers Intermediate U.S. Aggregate Index to the Lehman Brothers Intermediate Government/Credit Index. because the Lehman Brothers Intermediate Government/Credit Index provides a more accurate comparative benchmark for the Fund as a result of certain changes to the Fund's principal investment strategies. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged, composite index of the U.S. bond market containing over 3,100 issues. An investor cannot invest directly in an index. Index comparisons began on September 1, 1999.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)                                        None
Maximum   Sales  Charge  (Load)   Imposed  in  Reinvested
Dividends  and  other Distributions                                         None
Redemption  Fee (as a percentage of redemption  proceeds,  payable
only if shares are redeemed within four months of purchase)                 1.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                             0.25%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              2.15%
                                                                           -----
Total Annual Fund Operating Expenses                                        2.40%
Fee Waiver and/or Expense Reimbursement*                                   (1.75)%
                                                                           -----
Net Expenses                                                                0.65%
                                                                           =====

* The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least December 31, 2004. As described in the section of this Prospectus titled "Fund Management"--Expense Limitation Agreement," the Fund may at a later date reimburse ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.65%.


You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.


E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs(1) would be:


            1 YEAR        3 YEARS        5 YEARS        10 YEARS
             $  66         $  580        $ 1,121        $ 2,602


* The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit the Fund's annualized expense ratio to the net expenses described in the fee table. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

FUND MANAGEMENT


INVESTMENT ADVISER


ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE FINANCIAL and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2003, ETAM managed $3.9 billion and together with its affiliates, including E*TRADE Global Asset Management managed approximately $24.2 billion in assets.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing and day-to-day management, including security selection, investment guidance, and policy direction of the Fund. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.25% of the Fund's average daily net assets.

Investment decisions with respect to the Fund are made by an Investment Committee, which is headed by J. Laurie Webster, CFA, who serves as the primary portfolio manager for the Fund. Ms. Webster has primary responsibility for the day-to-day management of the Fund and works with the Investment Committee in developing and executing the Fund's investment program. Before joining E*TRADE in March 2000, Ms. Webster was a Senior Portfolio Manager for Calvert Group since 1996 and served as a portfolio manager for its taxable money market funds.


ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUND


ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least December 31, 2004. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.65% of the Fund's average daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Trust's Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of
(i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

HISTORY OF THE FUND

Prior to November 16, 2001, the Fund was a passively managed index fund that tracked the Lehman Brothers Government/Credit Bond Index. The Fund's former investment objective was to provide investment results that correspond, before fees and expenses, to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Government/Credit Bond Index. The Fund was also a feeder fund, which means that the Fund did not invest directly in securities, but instead invested its assets in another fund, the Bond Index Master Portfolio, which, in turn, invested directly in fixed income securities. The performance information and financial highlights in this Prospectus for the period prior to November 16, 2001 reflect the Fund's performance under that master-feeder structure.

PRICING OF FUND SHARES


The Fund is a no-load fund, which means you may buy or sell shares directly at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of regular trading on the floor of the NYSE (generally 4:00 p.m., Eastern Time). The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern Time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading.


Net asset value per share is computed by dividing the value of the Fund's net assets (I.E., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Fund, it is valued at fair value as determined in good faith by the Trust's pricing committee.

The Fund's investments in debt securities which mature in more than 90 days are valued on the basis of market quotations. The Fund's investments in short-term debt securities which mature in 90 days or less are valued, at amortized cost, which approximates market values.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE Securities without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT

To open an E*TRADE Securities account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com), or by calling (800) ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire.

EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES

MINIMUM INITIAL INVESTMENT REQUIREMENTS:

For your Initial Investment in the Fund                                  $ 2,500

Continuing Minimum Investment*                                           $ 2,500

To invest in the Fund for your IRA, Roth IRA,                            $ 1,000
one-person SEP- IRA, or Coverdell education savings account

To invest in the Fund for your SIMPLE, SEP-IRA,                          $ 1,000
Profit Sharing or Money Purchase Pension Plan,
or 401(a) account

To invest in the Fund through a 401(k) Plan                                 None

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund through the Automatic Investment

Plan (see below for additional information)                              $   100

To buy additional shares of the Fund other than through the
Automatic Investment Plan                                                $   250

* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1000 if you purchased the shares before September 17, 2001.


AUTOMATIC INVESTMENT PLAN


In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.etrade.com).

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.


ONLINE


You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be available for viewing and printing from our Website.


VERIFICATION OF IDENTITY


Federal law prohibits the Fund and other financial institutions from opening a new account unless they obtain, verify and record the following identifying information: name; date of birth (for individuals); residential or business street address; and social security number, taxpayer identification number, or other identifying numbers. You may also be asked to provide additional identifying information (e.g., a copy of your driver's license, passport or other identifying documents in order to verify your identity). Additional information may be required to open accounts for corporations and other entities.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities Customer Agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its distributor employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our Website.


SIGNATURE GUARANTEE

For your protection, certain requests may require a signature guarantee. The Fund will require a signature guarantee for all authorized owners of an account in the following situations: if you transfer the ownership of your account to another individual or organization; when you submit a written redemption for more than $25,000; when you request that redemption proceeds be sent to a different name or address than is registered on your account; if you add or change your name or add or remove an owner on your account; and if you add or change the beneficiary on your transfer-on-death account. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. For additional information with respect to when a signature guarantee is necessary please call (800) 786-2575.


You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (E.G., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


REDEMPTION FEE


The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.


REDEMPTION IN-KIND


The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.


EXCHANGE


You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.


CLOSING YOUR ACCOUNT


If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

CERTAIN INSTITUTIONAL INVESTORS

Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to declare dividends from net investment income daily and distribute those income dividends monthly. In addition, the Fund intends to distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.


Fund dividends (i.e., distributions of investment income) are generally taxable to you as ordinary income. The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will generally be taxed on distributions they receive, depending on their tax status.


The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (E.G., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Because all or nearly all of the Fund's income is from interest, distributions will not generally be eligible for the 15% tax rate on dividends.


If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.


The Fund will send you a tax report each year that will describe the tax aspects of the dividends you received.


As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2004) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

E*TRADE BOND FUND

FINANCIAL HIGHLIGHTS

                                                                      YEAR ENDED             YEAR ENDED          YEAR ENDED
FOR A SHARE OUTSTANDING FOR THE PERIOD                             DECEMBER 31, 2003      DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                   -----------------      -----------------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $           11.05      $           10.63   $           10.43
                                                                   -----------------      -----------------   -----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment Income                                                       0.41(12)               0.47                0.58(7)
    Net realized and unrealized gain (loss) on investments                     (0.16)                  0.46                0.23(7)
                                                                   -----------------      -----------------   -----------------
    TOTAL FROM INVESTMENT OPERATIONS                                            0.25                   0.93                0.81
                                                                   -----------------      -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS
    Distributions from net investment income                                   (0.41)                 (0.52)              (0.59)
    Distributions from net realized gains                                      (0.03)                     -               (0.03)
                                                                   -----------------      -----------------   -----------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        (0.44)                 (0.52)              (0.62)
                                                                   -----------------      -----------------   -----------------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                                        0.01                   0.01                0.01
                                                                   -----------------      -----------------   -----------------
NET ASSET VALUE, END OF PERIOD                                     $           10.87      $           11.05   $           10.63
                                                                   =================      =================   =================

    TOTAL RETURN                                                                2.40%                  9.09%               7.93%

    RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000s omitted)                       $          10,649      $          11,323   $           8,473
    Ratio of expenses to average net assets (10)                                0.65%                  0.65%               0.40%
    Ratio of net investment Income to average net assets (11)                   3.71%                  4.16%               5.57%(7)
    Portfolio turnover rate                                                    88.58%                 43.25%              25.98%(8)

                                                                                                    PERIOD FROM
                                                                                                  AUGUST 13, 1999
                                                                                                  (COMMENCEMENT
                                                                         YEAR ENDED           OF OPERATIONS) THROUGH
FOR A SHARE OUTSTANDING FOR THE PERIOD                             DECEMBER 31, 2000 (1)       DECEMBER 31, 1999 (1)
                                                                   ---------------------      ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $                9.91      $                10.00
                                                                   ---------------------      ----------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment Income                                                           0.63                        0.16
    Net realized and unrealized gain (loss) on investments                          0.49                       (0.09)
                                                                   ---------------------      ----------------------
    TOTAL FROM INVESTMENT OPERATIONS                                                1.12                        0.07
                                                                   ---------------------      ----------------------

DISTRIBUTIONS TO SHAREHOLDERS
    Distributions from net investment income                                       (0.63)                      (0.16)
    Distributions from net realized gains                                              -                           -
                                                                   ---------------------      ----------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                            (0.63)                      (0.16)
                                                                   ---------------------      ----------------------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                                            0.03                        0.00(2)
                                                                   ---------------------      ----------------------
NET ASSET VALUE, END OF PERIOD                                     $               10.43      $                 9.91
                                                                   =====================      ======================

    TOTAL RETURN                                                                   11.98%                       0.74%(3)

    RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000s omitted)                       $               3,524      $                2,327
    Ratio of expenses to average net assets (10)                                    0.35%(4)                    0.35%(4)(5)
    Ratio of net investment Income to average net assets (11)                       6.47%                       6.34%(5)
    Portfolio turnover rate                                                        52.00%(6)                   25.00%(3)(6)

----------
(1) Per share amounts and ratios reflect income and expenses assuming inclusion of the fund's proportionate share of the income and expenses of the Bond Index Master Portfolion through November 16, 2001 under the prior Master-Feeder structure.

(2)  Rounds to less than $0.01.

(3) For the period August 13, 1999 (commencement of operations) through December 31, 1999 and is not indicative of a full year's operating results.

(4) The Investment Adviser voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period August 13, 1999 (Commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.35% for the period from August 13, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.

(5)  Annualized.

(6)  Portfolio turnover rate of Bond Index Master Portfolio.

(7) Effective January 1, 2001 the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums . on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) per share by $.02 and decrease the ratio of net investment income to average net assets from 5.76% to 5.57%. Per share and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in policy.

(8)  For the period November 16, 2001 through December 31, 2001.

(9)  Not annualized.

(10) The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 were 2.40%, 2.50%, and 1.02%, respectively.

(11) The ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 were 1.96%, 2.31 and 4.95%, respectively.

(12) Calculated based on average shares outstanding.

[Outside back cover page.]

The Statement of Additional Information for the Fund, dated April 29, 2004 ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the most recent annual report and semi-annual report may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call (202) 942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES LLC
4500 BOHANNON DRIVE
MENLO PARK, CALIFORNIA  94025
TELEPHONE: (650) 331-6000
TOLL-FREE: (800) 786-2575
www.etrade.com


INVESTMENT COMPANY ACT FILE NO.: 811-09093

                                  E*TRADE FUNDS

                        E*TRADE INTERNATIONAL INDEX FUND
                         E*TRADE RUSSELL 2000 INDEX FUND
                           E*TRADE S&P 500 INDEX FUND
                          E*TRADE TECHNOLOGY INDEX FUND
                                E*TRADE BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED APRIL 29, 2004

This Statement of Additional Information ("SAI") relates to each series of E*TRADE Funds ("Trust") listed above (each a "Fund" or, collectively, the "Funds"). This SAI is not a prospectus and should be read in conjunction with each Fund's Prospectus dated April 29, 2004 (as amended from time to time). Unless otherwise defined herein, capitalized terms have the meanings given them in each Fund's Prospectus.

To obtain a free copy of the Prospectus for a Fund and the most recent annual report to shareholders free of charge, please access our Website online (www.etrade.com) or call our toll-free number at (800) 786-2575. Other information on the Website is not incorporated by reference into this SAI unless specifically noted. Only customers of E*TRADE Securities LLC ("E*TRADE Securities") who consent to receive all information about a Fund electronically may invest in the Funds.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
HISTORY OF E*TRADE FUNDS                                                       3

THE FUNDS                                                                      3

INVESTMENT STRATEGIES AND RISKS                                                4

TRUSTEES AND OFFICERS                                                         30

INVESTMENT ADVISORY AND OTHER SERVICES                                        36

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION                                46

ORGANIZATION, DIVIDEND AND VOTING RIGHTS                                      48

SHAREHOLDER INFORMATION                                                       50

TAXATION                                                                      52

UNDERWRITER                                                                   60

PERFORMANCE INFORMATION                                                       60

LICENSES                                                                      63

FINANCIAL STATEMENTS                                                          66


APPENDIX A                                                                    67

APPENDIX B                                                                    70

HISTORY OF E*TRADE FUNDS

The Trust is organized as a Delaware statutory trust and was formed on November 4, 1998. The Trust is governed by a Board of Trustees ("Board") which has the responsibility for the overall management of the Trust.

The Trust currently consists of ten active individual series. Each series is classified as an open-end management investment company. The E*TRADE Bond Fund ("Bond Fund"), E*TRADE International Index Fund ("International Fund"), E*TRADE Russell 2000 Index Fund ("Russell 2000 Fund"), E*TRADE S&P 500 Index Fund ("S&P 500 Fund"), E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund, and E*TRADE New York Municipal Money Market Fund are diversified series of the Trust. The E*TRADE Technology Index Fund ("Technology Fund") is a non-diversified series of the Trust.

The E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund, and E*TRADE New York Municipal Money Market Fund share a combined separate SAI containing additional information about those funds. The Premier Class of the E*TRADE Money Market Fund, has a separate SAI.

THE FUNDS


This SAI pertains to the International Fund, Russell 2000 Fund, S&P 500 Fund, Technology Fund and Bond Fund. Prior to November 10, 2003, the International Fund, Russell 2000 Fund and S&P 500 Fund each was a feeder fund in a master-feeder structure. This means that the Fund did not invest directly in securities, but instead invested its assets in another fund (or Master Portfolio), a series of Master Investment Portfolio. Each Fund's respective Master Portfolio, in turn, invested directly in a portfolio of securities. Effective November 8, 2003, the International Fund, Russell 2000 Fund and S&P 500 Fund each withdrew its assets from its master portfolio and began investing directly in equity securities. The fee and performance information in this SAI for the period prior to November 10, 2003 reflect International Fund's, Russell 2000 Fund's and S&P 500 Fund's performance under that master-feeder structure. On November 16, 2001, the Bond Fund withdrew its assets from a master-feeder structure and began investing directly in fixed income securities. Prior that time, the Bond Fund was a passively managed index fund. As of January 1, 2004, the Bond Fund changed its benchmark to the Lehman Brothers Intermediate/Credit Index. E*TRADE Asset Management, Inc. ("ETAM") serves as the investment adviser for each series of the Trust. World Asset Management ("WAM"), a division of Munder Capital Management, is the sub-adviser to the International Fund, Russell 2000 Fund, S&P 500 Fund and Technology Fund. WAM replaced Barclay's Global Fund Advisors as the sub-adviser to the Technology Fund on September 15, 2003.


The investment objectives of the Funds are not fundamental and therefore, can be changed by the Board without the approval of a majority (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder ("1940 Act")) of the respective Fund's outstanding voting securities, upon 60 days' prior written notice of such change being provided to the Fund's shareholders.

INVESTMENT STRATEGIES AND RISKS

The following supplements the discussion in each Fund's Prospectus of the investment strategies, policies and risks of each. These investment strategies and policies may be changed without approval of the shareholders of the Funds, unless otherwise noted.

BANK OBLIGATIONS

Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay a fund deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits, which may be held by each Fund, will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations in which the Funds may invest include, among others, uninsured, direct obligations, bearing fixed-rate, floating- rate or variable-rate notes and bonds.

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS

Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. ETAM and/or the subadviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Each Fund may also invest in non-convertible corporate debt securities (e.g., bonds and debentures). The International Fund, Russell 2000 Fund, S&P 500 Fund and Technology Fund will only invest in such instruments with not more than one year remaining to maturity at the date of settlement. Each Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's Investors Service, Inc. ("Moody's"), or "AA" by Standard & Poor's Corporation ("S&P") (with respect to the Bond Fund, rated at the time of purchase at least Baa by Moody's or BBB by S&P). Subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. ETAM and/or the subadviser will consider such an event in determining whether a Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.

To the extent the ratings given by Moody's or S&P or other nationally recognized statistical rating organizations ("NRSROs") may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P and other NRSROs are more fully described in the attached Appendix.

DEPOSITARY RECEIPTS

The International Fund, Russell 2000 Fund, S&P 500 Fund and Technology Fund may purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Canadian Depositary Receipts ("CDRs"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying foreign securities. EDRs and GDRs are issued by European financial institutions. Certain institutions issuing depositary receipts may not be sponsored by the issuer. CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. Investments in these types of securities involve similar risks to investments in foreign securities.


Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which each of these Funds may invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of the International Fund's investment policies and limitations, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities of common stocks in the MSCI EAFE Index.


EXCHANGE TRADED FUNDS

Each Fund may purchase shares of exchange traded funds ("ETFs"). ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. Typically, a Fund would purchase ETF shares in order to obtain exposure to the stock market while maintaining flexibility to meet liquidity needs of the Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, each Fund's purchases of ETF shares generally are subject to the limitations described under the heading "Investment Company Securities" below.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS

Each Fund may purchase floating-rate and variable-rate notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations, which are not so rated only if ETAM determines that at the time of investment the obligations are of comparable quality to the other obligations in which a Fund may invest. ETAM considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in a Fund's portfolio. The International Fund, Russell 2000 Fund, S&P 500 Fund and Technology Fund each will not invest more than 10% of the value of its total net assets in floating-rate or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

DERIVATIVES

Each Fund may invest in one or more types of derivatives. Derivatives generally are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives in which the Funds may invest include, but are not limited to: asset-backed securities, foreign currency futures contracts, forward foreign currency exchange contracts, futures contractsoptions on futures, hybrid instruments, and options transactions. The Bond Fund also may invest in swaps and securities index options.

OPTIONS

The Funds may purchase put or call options on securities to protect its holdings against a substantial decline in market value or to protect against substantial increases in prices of securities that a Fund intends to purchase pending its ability to invest in an orderly manner in those securities, respectively. The purchase of put options on securities will enable a Fund to preserve, at least partially, value in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS

The Funds may purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Fund's securities or securities it intends to purchase. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index while others may be based on a narrower market index. Indexes may also be based on an industry or market segment such as, for example, the Computer and Business Equipment Index, or various other fixed income sectors.

FUTURES CONTRACTS

Each Fund, may use futures contracts as a substitute for a comparable market position in the underlying securities.

Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

The International Fund, Russell 2000 Fund, S&P 500 Fund and Technology Fund each may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index on or before the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which they can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select portfolio securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

Pursuant to regulations or published positions of the SEC, a Fund may be required to segregate liquid portfolio securities, including cash, in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.


Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies, which are the subject of the hedge. The successful use of futures strategies also depends on the ability of ETAM or the Fund's sub-adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

TRADING AND POSITION LIMITS

Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. ETAM and the Fund's sub-adviser do not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding a Fund's investments.


REGULATIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Funds are operated pursuant to an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and therefore not subject to registration or regulation as a commodity pool or commodity pool operator under that Act.

Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.


When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

A Fund's ability to engage in the hedging transactions described herein may be limited by the Fund's investment objective and strategies as well as the policies and concerns of various federal and state regulatory agencies provided such change complies with the Fund's investment objective, strategies and regulatory limits. Such policies may be changed by vote of the Fund's board of trustees.

ETAM or the Fund's sub-adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective. These procedures include providing periodic reports to the Fund's board of trustees concerning the use of derivatives.

OPTIONS ON FUTURES CONTRACTS

The Funds may purchase exchange-traded call and put options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by the Funds to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. A Fund will not engage in transactions in options on futures contracts for speculation. A Fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

OPTIONS ON INTEREST-RATE FUTURES CONTRACTS

The Bond Fund may invest in options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Bond Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures or price movements in the Bond Fund's securities which are the subject of the transaction.

FOREIGN CURRENCY FUTURES CONTRACTS  (International Fund only)


The International Fund may attempt to hedge or protect the value of its securities by purchasing and selling foreign currency futures contracts. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract.

PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS

In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the International Fund may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the International Fund may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, the International Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the International Fund intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.


A currency futures contract sale creates an obligation by the International Fund, as seller, to deliver the amount of currency called for in the contract at a specified futures time for a specified price. A currency futures contract purchase creates an obligation by the International Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.


In connection with transactions in foreign currency futures, the International Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.


While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The International Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the International Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the International Fund may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.


RISK FACTORS ASSOCIATED WITH FUTURES TRANSACTIONS

The International Fund intends to use future contracts and options as part of its short-term liquidity holdings an/or substitutes for comparable market positions in the underlying securities. The effective use of futures strategies depends on, among other things, the International Fund's ability to terminate futures positions at times when ETAM or the Fund's sub-adviser deems it desirable to do so. Although the International Fund will not enter into a futures position unless ETAM or the Fund's sub-adviser believes that a liquid secondary market exists for such future, there is no assurance that the International Fund will be able to effect closing transactions at any particular time or at an acceptable price. The International Fund generally expects that its futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges.

In addition to the foregoing risk factors, the following sets forth certain information regarding the potential risks associated with the International Fund's futures transactions.

RISK OF IMPERFECT CORRELATION

The International Fund's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the International Fund. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the International Fund might not be successful and the International Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the International Fund's overall return could be less than if the hedging transactions had not been undertaken.

Under certain extreme market conditions, it is possible that the International Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the International Fund.

The International Fund will purchase or sell futures contracts only if, in ETAM's or the Fund's sub-adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the International Fund's portfolio for the hedge to be effective. There can be no assurance that ETAM's or the Fund's sub-adviser's judgment will be accurate.

SWAPS (Bond Fund only)

The Bond Fund may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Bond Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index.

The Bond Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Bond Fund receiving or paying, as the case may be, only the net amount of the two payments. The Bond Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Bond Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of unencumbered liquid assets, to avoid any potential leveraging of the Bond Fund. To the extent that these swaps are entered into for hedging purposes, ETAM believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, ETAM will not treat them as being subject to the Bond Fund's borrowing restrictions. The Bond Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines approved by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include more recent innovations for which standardized documentation has not yet been fully developed are less liquid than "traditional" swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If ETAM is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Bond Fund would be less favorable than it would have been if this investment technique were not used.

The swaps in which the Bond Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Bond Fund is contractually obligated to make. If the other party to a swap defaults, the Bond Fund's risk of loss consists of the net amount of payments that the Bond Fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Bond Fund may have contractual remedies pursuant to the agreements related to the transaction.

FUTURE DEVELOPMENTS


Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by a Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objectives and legally permissible for that Fund.


FOREIGN SECURITIES

The foreign securities in which a Fund may invest include depository receipts, common stocks, preferred stocks, warrants, convertible securities and other securities of issuers organized under the laws of countries other than the United States. Such securities also include equity interests in foreign investment funds or trusts, real estate investment trust securities and any other equity or equity-related investments whether denominated in foreign currencies or U.S. dollars.


Investments in foreign securities, including ADRs, EDRs and similar securities, involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer.

Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Generally, multinational companies may be more susceptible to effects caused by changes in the economic climate and overall market volatility.

OBLIGATIONS OF FOREIGN GOVERNMENTS, BANKS AND SUPRANATIONAL ENTITIES

Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its investment adviser to be of comparable quality to the other obligations in which a Fund may invest.

To the extent that such investments are consistent with their respective investment objectives, each Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Each Fund may also invest a portion of their total assets in high quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

INTERNATIONAL FUND

For temporary defensive purposes, the International Fund may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS

Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

Certain of the securities in which a Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Each Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to each Fund and its commitments to purchase when-issued securities. If the value of these assets declines, each Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The International Fund's investments in foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. To attempt to minimize risks to the International Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies, the International Fund may engage in foreign currency transactions on a spot (I.E., cash) basis and may purchase or sell forward foreign currency exchange contracts ("forward contracts"). The International Fund may also purchase and sell foreign currency futures contracts (see "Foreign Currency Futures Contracts"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

Forward contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and is traded at a net price without commission. The International Fund will direct its custodian, to the extent required by applicable regulations, to segregate high-grade liquid assets in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the International Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The International Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the International Fund's sub-adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the International Fund's securities denominated in such foreign currency, or when its sub-adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

The International Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where its sub-adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the portfolio securities are denominated (a "cross-hedge").

Foreign currency hedging transactions are an attempt to protect the International Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

The cost to the International Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The International Fund's sub-adviser considers on an ongoing basis the creditworthiness of the institutions with which the International Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the International Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

ILLIQUID SECURITIES

To the extent that such investments are consistent with its investment objective, each Fund, may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which each Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

INDEX FUNDS

The International Fund, Russell 2000 Fund, S&P 500 Fund and Technology Fund are each an index fund. The net asset value of index funds and funds which are not actively managed may be disproportionately affected by, among other things, the following risks: short-term and long-term changes in the characteristics of the companies whose securities make up an index; index rebalancing, which may result in reduced returns or volatility for and affect the portfolio turnover rate of a Fund; modifications in the criteria for companies selected to make up an index; for the Technology Fund, modifications in the criteria for companies selected to make up the Fund's holdings due to regulatory limits on the Fund's holdings of securities issued by E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL"), formerly E*TRADE Group, Inc. (which is currently in the index in which the Technology Fund invests); suspension or termination of the operation of an index; and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index.

SECURITIES RELATED BUSINESSES

The 1940 Act limits the ability of each Fund to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities ("financial companies"). If the index in which a Fund invests provides a higher concentration in one or more financial companies, that Fund may experience increased tracking error due to the limitations on investments in financial companies.

INITIAL PUBLIC OFFERINGS

Although it is not a principal investment strategy, the Russell 2000 Fund may purchase shares issued in initial public offerings ("IPOs") in anticipation of such shares becoming part of the Russell 2000 Index. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involve a greater potential for the value of their securities to be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particularly volatile at the time of its IPO and for a period thereafter. Because of the nature of IPOs and the fact that such securities may not be part of the Russell 2000 Index at the time of the Russell 2000 Fund's purchase, those investments in IPOs may cause the Russell 2000 Fund to track the Russell 2000 Index less closely and may cause the Russell 2000 Fund's performance to track the Russell 2000 Index less closely.

SECURITIES UNDERWRITTEN BY E*TRADE SECURITIES

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which E*TRADE Securities or any of its affiliates participates. These procedures prohibit the Funds from directly or indirectly benefiting E*TRADE Securities or any of its affiliates in connection with such underwritings. In addition, for underwritings where E*TRADE Securities or any of its affiliates participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

INVESTMENT COMPANY SECURITIES

Each Fund may invest in securities issued by other open-end management investment companies that principally invest in securities of the type in which each Fund invests as permitted under the 1940 Act. As a shareholder of another investment company, such as an ETF, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees and administrative expenses. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Except as described below, each Fund currently intends to limit its investments in securities issued by other investment companies (including, but not limited to, ETFs) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Pursuant to an order issued by the SEC, and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Each Fund may also purchase shares of exchange-listed closed-end funds and ETFs. See also the earlier discussion under "Exchange Traded Funds."

LETTERS OF CREDIT

Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which each Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must be of investment quality comparable to other permitted investments of a Fund.

PRIVATELY ISSUED SECURITIES

Each Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to each Fund.

It is possible that the privately issued or unregistered securities purchased by a Fund could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities. Privately issued or Rule 144A securities that are determined by ETAM or WAM to be "illiquid" are subject to each Fund's policy of not investing more than 15% of its net assets in illiquid securities. ETAM and WAM, under guidelines approved by the Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase on a case-by-case basis.

REPURCHASE AGREEMENTS

Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. A Fund may enter into repurchase agreements wherein the seller of a security to that Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Bank of New York (`BNY"), as custodian, or another custodian for purposes of repurchase agreement transactions only, has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by a Fund. Each Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by that Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price. ETAM and/or each Fund's sub-adviser monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of ETAM and a Fund's sub-adviser, if applicable, to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. ETAM and each Fund's sub-adviser consider on an ongoing basis the creditworthiness of the institutions with which a Fund enters into repurchase agreements.

SECURITIES LENDING

Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. A Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether to lend a security to a particular broker, dealer or financial institution, a Fund's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any securities that a Fund may receive as collateral will not become part of that Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which a Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and a Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENT PURPOSES

Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other deposit accounts and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by ETAM or a Fund's sub-adviser; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of ETAM or a Fund's sub-adviser are of comparable quality to obligations of U.S. banks which may be purchased by each Fund.

UNRATED, DOWNGRADED AND BELOW INVESTMENT GRADE INVESTMENTS

Each Fund may purchase instruments that are not rated if, in the opinion of ETAM or a Fund's sub-adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by that Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require a sale of such security by the Fund provided that the amount of such securities held by the Fund does not exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI. The ratings of Moody's and S&P are more fully described in Appendix A to this SAI.

Because a Fund, is not required to sell downgraded securities, a Fund could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or an equivalent rating by any other NRSRO or in unrated, low quality (below investment grade) securities. Although such securities may offer higher yields than do higher rated securities, investments in low-rated and unrated, low-quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated and unrated, low-quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated or unrated, low-quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated or unrated, low-quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent it holds low-rated or unrated low-quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if a Fund held exclusively higher rated or higher quality securities.

Low-rated or unrated, low-quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher-quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated or unrated, low-quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, a Fund may incur additional expenses to seek recovery.

U.S. GOVERNMENT OBLIGATIONS

Each Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government its agencies or instrumentalities. U.S. Government obligations may vary in terms of the degree of support afforded by the Government. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some U.S. Government obligations are supported by the full faith and credit of the United States or U.S. Treasury guarantees, such as U.S. Treasury bills, notes and bonds and GNMA certificates. Other obligations of such agencies or instrumentalities of the U.S. Government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury such as those issued by the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality such as those issued by the Federal National Mortgage Association or by the credit of the agency or instrumentality issuing the obligation, such as those of the Student Loan Marketing Association.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

MORTGAGE-BACKED SECURITIES (BOND FUND ONLY)

Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid in most cases, monthly. CMOs may be collateralized by whole mortgage loans or collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") -- insured or Veterans Administration ("VA") -- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The series may also buy mortgage-related securities without insurance or guarantees.

A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is difficult to predict with certainty the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment.

MUNICIPAL BONDS (BOND FUND ONLY)

The Bond Fund may invest in municipal bonds whose interest payments may be from revenues of similar projects (such as housing or hospitals) or where issuers share the same geographic location. As a result, the Bond Fund's investments in municipal bonds may be more susceptible to similar economic, political or regulatory developments than bonds with a greater geographic and project variety. This susceptibility may result in greater fluctuations in share prices for municipal bonds.

BORROWING MONEY (BOND FUND ONLY)

As a fundamental policy, the Bond Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"). However, the Bond Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Bond Fund's total assets, the Bond Fund will not make any new investments.

ASSET-BACKED SECURITIES (BOND FUND ONLY)

Asset-backed securities issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (E.G., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

WARRANTS

The Technology Fund and S&P 500 Fund may invest up to 5% of their net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchanges. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Technology Fund and S&P 500 Fund may only purchase warrants on securities in which they may invest directly.

FUNDS' POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following fundamental investment restrictions for each Fund, which cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of that Fund, as set forth in the 1940 Act.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund's assets (I.E., due to cash inflows or redemptions) or in market value of the investment or a Fund's assets will not constitute a violation of that restriction.

Unless indicated otherwise below:

1. The International Fund, the S&P 500 Fund, Technology Fund and Bond Fund may not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect to investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities), and provided further that, if the Fund's investment objective is to track the performance of a particular index, that Fund reserves the right to concentrate in any particular industry or group of closely related industries to approximately the same extent that securities of the companies within a particular industry or group of closely related industries comprise the respective index whose performance that Fund seeks to track.

     The Russell 2000 Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by any regulatory authority having jurisdiction, from time to time except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities (or repurchase agreements thereto); or (ii) any particular industry or group of closely related industries to approximate the extent that the companies whose stocks comprise the Russell 2000 Index (as applicable), or another index that it is the objective of the Fund to track, before fees and expenses, belong to a particular industry or group of closely related industries.

2. The International Fund, the S&P 500 Fund, the Russell 2000 Fund and the Bond Fund each shall be a "diversified company" as that term is defined in the 1940 Act.

3. The International Fund, S&P 500 Fund, the Technology Fund and the Bond Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

The Russell 2000 Fund may not borrow money, except as permitted under the 1940 Act and as interpreted and modified by any regulatory authority having jurisdiction, from time to time.

4. The Funds may not issue senior securities, except as permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

5. The Funds may not make loans except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans.

6. The International Fund, the S&P 500 Fund, the Technology Fund and the Bond Fund may not engage in the business of underwriting securities issued by others, except to the extent that the purchase of permitted investments directly from the issuer thereof or an underwriter for the issuer and the later disposition of such portfolio securities may be deemed an underwriting.

The Russell 2000 Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

7. Each Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

8. Each Fund may not purchase physical commodities or contracts relating to physical commodities.

NON-FUNDAMENTAL OPERATING RESTRICTIONS

The following are each Fund's non-fundamental operating restrictions, which may be changed by the Board without shareholder approval.

Unless otherwise indicated, each Fund (as indicated below):

S&P 500 FUND

1. may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

2. may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

3. may not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act;

4. may, notwithstanding any other non-fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies as the S&P 500 Fund or investment objectives and policies consistent with those of the S&P 500 Fund.

5. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or
(G) of the 1940 Act.

The S&P 500 Fund will provide its shareholders with at least 60 days' notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the index that the Fund tracks.

INTERNATIONAL FUND

1. may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act or in reliance on exemptive relief granted by the SEC regarding the requirements of Section 12(d)(1) of the 1940 Act;

2. may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the International Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily. The International Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year;

4. may, notwithstanding any other non-fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar fundamental investment objectives and policies as the International Fund or investment objectives and policies consistent with those of the International Fund, except that it may invest a portion of its assets in a money market fund for cash management purposes; and

5. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or
(G) of the 1940 Act.

The International Fund will provide its shareholder with at least 60 days' notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the index that the Fund tracks.

Effective May 10, 2004, the following paragraph replaces the paragraph above:
The International Fund will provide its shareholders with at least 60 days' notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in a representative sample of common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts of such issuers) and other investments that replicate the performance of the MSCI EAFE Index

RUSSELL 2000 FUND AND TECHNOLOGY FUND

Each Fund:

1. may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

2. may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

3. may not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act;

4. may, notwithstanding any other non-fundamental policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies or investment objectives and policies consistent with those of the respective Fund; and

5. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or
(G) of the 1940 Act.

Each Fund will provide its shareholders with at least 60 days' notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the index that the Fund tracks.

BOND FUND

1. may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Bond Fund's investment in such securities currently is limited, subject to certain exceptions, to (a) 3% of the total voting stock of any one investment company, (b) 5% of the Bond Fund's total assets with respect to any one investment company, and (c) 10% of the Bond Fund's total assets in the aggregate. Other investment companies in which the Bond Fund invest can be expected to charge fees for operating expenses, such as investment advisory and administrative fees, that would be in addition to those charged by the Bond Fund.

2. may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

3. may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Bond Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Bond Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

4. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or
(G) of the 1940 Act.

The Bond Fund may, notwithstanding any other non-fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies as the Bond Fund or investment objectives and policies consistent with those of the Bond Fund.

The Bond Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of debt securities. The Bond Fund will provide shareholders with 60 days' notice of any changes to this non-fundamental investment policy.

FURTHER INFORMATION ON FUNDAMENTAL INVESTMENT RESTRICTIONS

Section 5(b)(1) of the 1940 Act defines a "diversified company" as one in which at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issue.

Section 18(f)(1) of the 1940 Act permits a Fund to borrow money only from (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund and provided further that if a Fund's asset coverage falls below 300%, a Fund will, within three business days thereafter or longer as the SEC may permit, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%, or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund's total assets at the time when the borrowing is made.

As a matter of operating policy, it is the Funds' understanding that the SEC staff interprets the term "concentration" to mean that a Fund will not invest 25% or more of its total assets in a particular industry.

TRUSTEES AND OFFICERS

The Board has the responsibility for the overall management of the Funds, including general supervision and review of its investment activities and the conformity with Delaware Law and the stated policies of the Funds. The Board elects the officers of the Trust who are responsible for administering the Funds' day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below. The Trust consists of ten active series.

                                         NON-INTERESTED TRUSTEES


     NAME, ADDRESS                                          PRINCIPAL OCCUPATION(s)
    AGE AND POSITION          TERM OF OFFICER (1)AND         DURING THE PAST FIVE        OTHER DIRECTORSHIPS (3)
     HELD WITH TRUST          LENGTH OF TIME SERVED                  YEARS                       HELD
----------------------------------------------------------------------------------------------------------------
Steven Grenadier             Since February 1999        Mr. Grenadier is a Professor     None
4500 Bohannon Drive                                     of Finance at the Graduate
Menlo Park, CA 94025                                    School of Business at Stanford
Age: 39                                                 University, where he has been
Trustee                                                 employed as a professor since
                                                        1992.

Ashley T. Rabun              Since February 1999        Ms. Rabun is the Founder and     None
4500 Bohannon Drive                                     Chief Executive Officer of
Menlo Park, CA 94025                                    Investor Reach, which is a
Age: 51                                                 consulting firm specializing
Trustee                                                 in marketing and distribution
                                                        strategies for financial
                                                        services companies formed in
                                                        October 1996.

George J. Rebhan             Since December 1999        Mr. Rebhan retired in December   Advisors Series Trust
4500 Bohannon Drive,                                    1993, and prior to that he was
Menlo Park, CA 94025                                    President of Hotchkis and
Age: 69                                                 Wiley Funds (investment
Chairman and Trustee                                    company)from 1985 to 1993.

Cheryl A. Burgermeister      Since February 2004        Ms. Burgermeister is Trustee,    The Select Sector SPDR
4500 Bohannon Drive                                     Treasurer and Finance            Trust
Menlo Park, CA  94025                                   Committee Chairman of the
Age: 52                                                 Portland Community College
Trustee                                                 Foundation since 2001. She was
                                                        a trustee of the Zero Gravity
                                                        Internet Fund from 2000 to
                                                        2001. She was a director and
                                                        Treasurer of the Crabbe Huson
                                                        family of funds from
                                                        1988-1999.

                                           INTERESTED TRUSTEES

Shelly J. Meyers (2)         Since February 1999        Ms. Meyers is the Manager,       None
4500 Bohannon Drive                                     Chief Executive Officer, and
Menlo Park, CA 94025                                    founder of Meyers Capital
Age: 44                                                 Management, a registered
Trustee                                                 investment adviser formed in
                                                        January 1996.

Mitchell H. Caplan (2)       Since February 2002        Mr. Caplan is Chief Executive    E*TRADE FINANCIAL
4500 Bohannon Drive                                     Officer of E*TRADE FINANCIAL     Corporation
Menlo Park, CA 94025                                    Corporation. He also is a
Age: 46                                                 director or officer of various
Trustee                                                 affiliates of E*TRADE
                                                        FINANCIAL Corporation,
                                                        including President and
                                                        Director of

                                                        ETAM and E*TRADE Global Asset
                                                        Management, Inc. He previously
                                                        served as Vice Chairman of the
                                                        Board of Directors, President
                                                        and Chief Executive Officer of
                                                        Telebanc Financial Corporation
                                                        and Telebank (renamed E*TRADE
                                                        Bank) from 1993-2000.

                                                OFFICERS

Liat Rorer                   Since May 2001             Ms. Rorer is a Director of       N/A
Age: 43                                                 Mutual Funds of E*TRADE
President                                               Securities LLC. Previously,
                                                        Ms. Rorer was a Vice President
                                                        of ETAM and a Business Leader
                                                        of E*TRADE Global Asset
                                                        Management, Inc. Prior to that
                                                        she was a Business Leader of
                                                        E*TRADE Securities LLC, which
                                                        she joined in 1999. Before
                                                        joining E*TRADE Securities
                                                        LLC, Ms. Rorer worked as a
                                                        senior consultant for the
                                                        Spectrem Group, (financial
                                                        services consulting firm)
                                                        beginning in 1998. From 1996
                                                        to 1998, she was a Vice
                                                        President for Charles Schwab's
                                                        Retirement Plan Services.

Elizabeth Gottfried          Since November 2000        Ms. Gottfried is Vice            N/A
Age: 44                                                 President of ETAM. She is also
Vice President and                                      a Business Manager of E*TRADE
Treasurer                                               Global Asset Management, Inc.
                                                        Ms. Gottfried joined E*TRADE
                                                        in September 2000. Prior to
                                                        that, she worked at Wells
                                                        Fargo Bank from 1984 to 2000
                                                        and managed various areas of
                                                        Wells Fargo's mutual fund
                                                        group.

Marc. R. Duffy               Since February 2004        Mr. Duffy joined E*TRADE in      N/A
                                                        January

Age: 46                                                 2004. Prior to that, he worked
Vice President                                          at Legg Mason Wood Walker,
Secretary and Chief                                     Incorporated from 1999 to 2003
Legal Officer                                           and was responsible for legal
                                                        issues related to the Legg
                                                        Mason mutual funds.

(1) Each Trustee is elected to serve in accordance with the Trust Instrument and By-laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

(2)  Ms. Meyers may be considered an "interested" person (as defined by the 1940
     Act) of the Trust because she was an officer of an investment company whose shares were offered through the mutual fund "supermarket" sponsored by E*TRADE FINANCIAL Corporation, the parent company of ETAM, investment adviser to each Fund. Mr. Caplan may be considered an "interested" person of the Trust because he is an officer of E*TRADE FINANCIAL Corporation.

(3) Directorships include public companies and any company registered as an investment company.

Each non-affiliated Trustee receives from the Trust an annual fee (payable in quarterly installments) of $18,000 plus an additional fee of: (i) $4,500 for each Board meeting attended, and (ii) $2,000 for each committee meeting attended. The Chairman receives an additional $2,000 a year for the additional duties involved in that role. In addition, the Trust reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust.

The following table sets forth the compensation received by the Trustees for their services to the Trust during the most recent calendar year ended December 31, 2003.


                               AGGREGATE COMPENSATION FROM
NAME OF PERSON, POSITION               THE TRUST
----------------------------------------------------------
Steven Grenadier, Trustee               $ 50,500

Shelly J. Meyers, Trustee               $ 40,500

Mitchell H. Caplan, Trustee               None

Ashley T. Rabun, Trustee                $ 50,500

George J. Rebhan, Trustee               $ 50,500

Cheryl A. Burgermeister                  None(1)



(1)  Ms. Burgermeister commenced operations as a Trustee on February 26, 2004.


No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of the Funds' expenses.

COMMITTEES


The Trust has an Audit Committee, a Compensation and Nominating Committee and a Corporate Governance and Compliance Oversight Committee. The members of each Committee are the Trustees who are not "interested persons" (as defined in the 1940 Act) ("Non-Interested Trustees").


The Audit Committee is responsible for, among other things: reviewing annually and approving in advance the selection, retention or termination of the auditors and the terms of such engagement; evaluating the independence of the auditors, including with respect to approving in advance the provision of any "permissible non-audit services" to the Trust, ETAM, or to any entity controlling, controlled by, or under common control with ETAM that provides certain services to the Trust; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including any types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the auditors independence; reviewing, in consultation with the independent auditors and the Trust's officers' disclosure committee, the Trust's annual and semi-annual financial statements; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. During the fiscal year ended December 31, 2003, the Audit Committee held three meetings.

The Compensation and Nominating Committee is responsible for, among other things; evaluating and recommending to the Board candidates to be nominated as Non-Interested Trustees of the Board; reviewing the composition of the Board and Board Committees and the compensation arrangements for each of the Trustees. On February 25, 2004, the Board approved amendments to the charter of the Compensation and Nominating Committee. As amended, the charter provides that the Committee will consider nominees for Board candidates recommended by shareholders, subject to certain guidelines. During the fiscal year ended December 31, 2003, the Compensation and Nominating Committee held one meeting.


The Corporate Governance and Compliance Oversight Committee is responsible for, among other things, overseeing the Board's corporate governance policies and procedures; coordinating periodic evaluations of the Board's performance and recommend improvements; considering the Board's adherence to industry "best practices;" meeting with Trust management to review the Trust's compliance to appropriate regulatory guidelines and requirements, meeting with Trust management to review and consider the Trust's disclosure controls and procedures and regulatory disclosure obligations; and making recommendations regarding compliance activities applicable to the Trust. The Corporate Governance and Compliance Oversight Committee did not meet during the fiscal year ended December 31, 2003.


The chart below identifies a range of each Trustee's ownership of shares of the Funds and the range of aggregate holdings of shares in all series of the Trust as of December 31, 2003.

                                                       AGGREGATE DOLLAR RANGE OF
                           DOLLAR RANGE OF EQUITY      EQUITY SECURITIES IN ALL
   NAME OF TRUSTEE         SECURITIES IN THE FUNDS       SERIES OF THE TRUST
--------------------------------------------------------------------------------
                             NON-INTERESTED TRUSTEES

Steven Grenadier                     None                      $1 - 10,000

Ashley T. Rabun                  S&P 500 Fund               $10,001 - $50,000
                               $10,001 - $50,000
                                Technology Fund
                                 $1 - $10,000

George J. Rebhan               Russell 2000 Fund            $10,001 - $50,000
                                 $1 - $10,000
                                Technology Fund
                                   $1-10,000
                                   Bond Fund
                                $10,001-$50,000

Cheryl A. Burgermeister              None                         None

                               INTERESTED TRUSTEES

Shelly J. Meyers                     None                         None

Mitchell H. Caplan                   None                         None



As of December 31, 2003, the Non-Interested Trustees did not own any securities issued by ETAM, E*TRADE Securities or any company controlling, controlled by or under common control with ETAM or E*TRADE Securities.


CODE OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, each Fund has adopted a code of ethics. The Funds' investment adviser and/or sub-adviser and principal underwriter have also adopted codes of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by a Fund, subject to certain restrictions and reporting requirements.

PROXY VOTING POLICIES AND PROCEDURES

As the Funds may hold various equity securities in their portfolios, they often have the right to vote by proxy on items of business with respect to the issuers whose securities they own. The E*TRADE Funds have developed proxy voting procedures whereby, subject to Board oversight the investment adviser and/or sub-adviser that actually manage the assets of the Funds are delegated the responsibility for assessing and voting each Fund's proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between a Fund and its adviser and its affiliates. The proxy voting policies and procedures are attached to this SAI as Appendix B.


Beginning September 2004, information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month periods ended June 30 will be available on the Website at www.etrade.com or by accessing the SEC's Edgar database (www.sec.gov).


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 31, 2004 there were no shareholders known by the Trust to own 5% or more of the outstanding shares of a Fund.

As of March 31, 2004, the Trustees and officers of the Trust as a group owned less than 1% of each Fund's equity securities.


INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


Under investment advisory agreements ("Investment Advisory Agreements") with each Fund, ETAM, a registered investment adviser, provides investment advisory services to each Fund. ETAM is a wholly owned subsidiary of E*TRADE FINANCIAL and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. As of December 31, 2003, ETAM managed $3.9 billion in assets, and together with its affiliates, including E*TRADE Global Asset Management, managed approximately $24.2 billion in assets.


Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of each Fund, ETAM provides the Funds with ongoing investment guidance, policy direction and, with respect to the International Fund, Russell 2000 Fund, S&P 500 Fund and Technology Fund (the "Index Funds"), monitoring of the Funds' sub-adviser pursuant to an investment advisory agreements. ETAM may in the future manage the Index Funds' cash and money market instruments for cash flow purposes.

The Investment Advisory Agreements will continue in effect for more than two years, provided that the continuance is approved annually (i) by the holders of a majority of a Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreements may be terminated on 60 days' written notice any such party and will terminate automatically if assigned.


In connection with (i) the conversion of the International Fund, Russell 2000 Fund and the S&P 500 Fund from feeder funds to stand-alone, sub-advised funds that would be directly managed by ETAM and sub-advised by WAM and (ii) the replacement of Barclay's Global Fund Advisors ("BGFA") (a direct subsidiary of Barclays Global Investors, N.A., which, in turn, is an indirect subsidiary of Barclays Bank PLC) with WAM as the new sub-adviser for the Technology Fund, the Board, at its meeting held on July 14, 2003 ("July Meeting"), approved, subject to shareholder approval, a Second Amended and Restated Investment Advisory Agreement between ETAM and the Trust on behalf of the International Fund, Russell 2000 Fund and the S&P 500 Fund and a new investment sub-advisory agreement ("Sub-advisory Agreement") among the Trust, on behalf of the International Fund, Russell 2000 Fund, S&P 500 Fund, and Technology Fund, ETAM and Munder Capital Management ("MCM"), on behalf of WAM. The new Investment Advisory Agreement (with respect to the International Fund, Russell 2000 Fund and the S&P 500 Fund) was approved to (i) reflect the new advisory arrangements and increase in ETAM's obligations as a result of the conversion of the International Fund, Russell 2000 Fund and the S&P 500 Fund from feeder funds to actively managed stand-alone funds and (ii) increase the advisory fee paid by the International Fund and the Russell 2000 Fund to ETAM. Following the Board's consideration and evaluation of information provided by ETAM, the Board approved and recommended that shareholders approve the Investment Advisory Agreements on behalf of the International Fund, Russell 2000 Fund, S&P 500 Fund and Technology Fund and the

Sub-advisory Agreement for each Fund. The Investment Advisory Agreement and the Sub-advisory Agreement were approved by shareholders at a special shareholder meeting held on October 29, 2003. Following the Board's consideration and evaluation of information provided by ETAM at the July Meeting and at a Board meeting held on August 19, 2003, the Board approved the continuance of the Bond Fund's Investment Advisory Agreement with ETAM.

In considering and approving the Investment Advisory Agreements and Sub-advisory Agreement, the Board considered all factors that it deemed relevant, including, among others:

- the investment advisory fees and other expenses that would be paid by each Fund as compared to those of similar funds managed by other investment advisers;

- the investment sub-advisory fees that would be paid by ETAM to WAM under the Proposed Sub-advisory Agreement, as compared to those of similar funds managed by other investment sub-advisers;

- the commitment of personnel and resources that would be provided by ETAM, and expected to be provided by WAM, to support the investment advisory and portfolio services provided to each Fund;

- the willingness of ETAM to agree to continue to maintain operating expenses at the same levels as in the previous year and to agree to contractually limit those operating expenses for each Fund until at least August 31, 2004;

- the willingness of ETAM, despite the increase in advisory fees that would be paid by the International Fund and Russell 2000 Fund to ETAM and the increase in administrative services fees that would be paid to ETAM by the International Fund, Russell 2000 Fund and S&P 500 Fund, to agree to continue to limit total operating expenses for each Fund to 0.65% of the International Fund's, 0.65% of the Russell 2000 Fund's and 0.40% of the S&P 500 Funds' average daily net assets, respectively, until at least August 31, 2004;

- the quality and historical performance of ETAM's investment personnel in providing investment advisory services to the Technology Fund, a similar structured fund as the new stand-alone, sub-advised structure for the International Fund, Russell 2000 Fund and the S&P 500 Fund;

- the nature and quality and extent of the investment advisory services that have been provided by ETAM to each Fund, and the other series of the Trust;

- ETAM's compliance and monitoring system for assuring that each Fund is in compliance with federal securities laws, the Internal Revenue Code and other applicable laws, as well as with each Fund's investment objectives, policies and restrictions;

-    costs of the services provided by ETAM;

- current and projected profitability and related other benefits to ETAM in providing investment advisory services to each Fund;


- the de facto historic subsidization by ETAM of the Bond Fund's expenses through its unitary administrative fee structure through September 10, 2001 and the willingness of ETAM to agree to limit total operating expenses for the Bond Fund to 0.65% of the Bond Fund's average daily net assets until at least December 31, 2004;

- the historical investment performance of the Bond Fund, as well as performance information regarding other funds not advised or managed by ETAM but having similar investment focus and asset types as the Bond Fund;

- the historical investment performance and experience WAM's investment personnel have in providing portfolio management services to index funds;

- the nature and quality of the investment sub-advisory services that are expected to be provided by WAM to each Fund under the Sub-advisory Agreement;

- any related benefits to WAM in providing investment sub-advisory services to each Fund under the Sub-advisory Agreement; and

- the need to provide ETAM and WAM with sufficient long-term incentives, within the competitive marketplace, to support ETAM's and WAM's allocation of personnel and resources to each Fund.


As a result of this review, the Board, including the Independent Trustees, determined that the advisory fee under the Investment Advisory Agreements for the International Fund, the Russell 2000 Fund, the S&P 500 Fund, the Technology Fund and the Bond Fund, including the increase in the advisory fee for the International Fund and the Russell 2000 Fund, and each Index Fund's sub-advisory fee to be paid by ETAM to WAM in the Sub-advisory Agreement were fair and reasonable to each Fund and to its shareholders. The Board concluded that over the long-term, the Investment Advisory Agreements and Sub-advisory Agreement would: (i) enable ETAM and WAM to provide high-quality investment advisory and portfolio services to each Fund at a reasonable and competitive fee rate and
(ii) allow ETAM and WAM to provide investment advisory and portfolio services to each Fund at a level consistent with the increased demands of the current mutual fund marketplace.


For ETAM's advisory services, each Fund pays ETAM an investment advisory fee equal to the following as a percentage of that Fund's average daily net assets:

       FUND                            ANNUAL INVESTMENT ADVISORY FEE
       ----                            ------------------------------
International Fund                                0.25%
Russell 2000 Fund                                 0.15%
S&P 500 Fund                                      0.07%
Technology Fund                                   0.25%
Bond Fund                                         0.25%





For the fiscal years listed below, each Fund paid ETAM the following amounts for its investment advisory services to that Fund:

                         TOTAL INVESTMENT ADVISORY FEES
                                  PAID TO ETAM*

       FUND                         2001        2002        2003
       ----                         ----        ----        ----
International Fund               $   1,469   $   1,430   $  14,632
Russell 2000 Fund                $   1,716   $   2,502   $  22,385
S&P 500 Fund                     $  14,028   $  17,070   $  70,327
Technology Fund                  $ 119,052   $ 114,120   $ 106,562
Bond Fund                        $   3,159   $  26,835   $  29,583



* Prior to November 10, 2003, under the former master-feeder structure, the investment advisory fees paid to ETAM were 0.02% of the average daily net assets of the International Fund, Russell 2000 Fund and S&P 500 Fund, respectively. Prior to November 16, 2001, the Bond Fund was part of a master-feeder structure. Under that structure, the Bond Fund paid ETAM an investment advisory fee at an annual rate equal to 0.02% of the Bond Fund's average daily net assets.


Prior to November 10, 2003, the International Fund, Russell 2000 Fund and the S&P 500 Fund each were part of a master-feeder structure. As part of the master-feeder structure, each Fund, as a shareholder of its respective Master Portfolio, indirectly paid its Master Portfolio's investment adviser, BGFA, an investment advisory fee at an annual rate equal to 0.15%, 0.08% and 0.05% of the International Fund's, Russell 2000 Fund's and S&P 500 Fund's average daily net assets, respectively.

For the fiscal years listed below, the International Fund, Russell 2000 Fund and S&P 500 Fund each indirectly paid BGFA the following amounts for its investment advisory services to the Fund's corresponding Master Portfolio.

             TOTAL INVESTMENT ADVISORY FEES INDIRECTLY PAID TO BGFA


       FUND                         2001        2002        2003
       ----                         ----        ----        ----
International Fund               $  11,028   $  17,975   $   9,632

Russell 2000 Fund                $   6,885   $  12,575   $  12,364
S&P 500 Fund                     $  35,060   $  42,755   $  41,301


As part of the master feeder structure prior to November 16, 2001, the Bond Fund, as a shareholder of the Bond Index Master Portfolio, indirectly paid the Bond Index Master Portfolio's investment advisor, BGFA an investment advisory fee at an annual rate equal to 0.08% of the Bond Fund's average daily net assets. The Bond Fund indirectly paid BGFA $3,437 for its investment advisory services to the Bond Fund during the fiscal year ended 2001.

SUB-ADVISER

ETAM has entered into a Sub-advisory Agreement with WAM, a division of Munder Capital Management ("MCM"), under which ETAM has delegated the day-to-day discretionary management of the Index Funds' assets to WAM. WAM is located at Brown Street Center, 255 East Brown Street, Suite 300, Birmingham, Michigan 48009. MCM is a general partnership minority-owned by MCM employees and majority-owned by Comerica Bank. As of December 31, 2003, WAM provided investment advisory services for over $14.0 billion of assets.

ETAM pays WAM a fee out of its investment advisory fee at an annual rate equal to 0.03%, 0.07%, 0.12% and 0.15% of the average daily net assets of the S&P 500 Fund, Russell 2000 Fund, Technology Fund and International Fund, respectively. WAM is not compensated directly by the Fund. The Sub-advisory Agreement may be terminated by the Board. WAM began as the investment sub-adviser to the Technology Fund on September 15, 2003 and to the International Fund, Russell 2000 Fund and the S&P 500 Fund on November 11, 2003. For the period September 15, 2003 through December 31, 2003 for the Technology Fund and for the period November 11, 2003 through December 31, 2003 for the International Fund, Russell 2000 Fund and S&P 500 Fund, WAM received the following amounts from ETAM pursuant to the sub-advisory agreement.


                                        SUB-ADVISORY FEES INDIRECTLY
       FUND                                     PAID TO WAM
       -----                                    -----------
International Fund                               $   2,131
Russell 2000 Fund                                $   3,143
S&P 500 Fund                                     $   5,129
Technology Fund                                  $  17,910



BGFA served as the sub-adviser to the Technology Fund until September 15, 2003. Under the Technology Fund's previous sub-advisory agreement with ETAM and BGFA, BGFA received a fee from ETAM equal to 0.20% of the Fund's average daily net assets. For the fiscal years ended December 31, 2001, 2002 and 2003, BGFA received $44,330, $90,644 and

$48,209 respectively, from ETAM in sub-advisory fees on behalf of the Technology Fund.

The Sub-advisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of each Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Sub-advisory Agreement may be terminated on 60 days' written notice any such party and will terminate automatically if assigned.

Asset allocation, index and modeling strategies are employed by WAM for other investment companies and accounts advised or sub-advised by WAM. If these strategies indicate particular securities should be purchased or sold at the same time by a Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to the Fund by WAM. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

ETAM and each Fund are seeking an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by any Fund's shareholders, to (a) select new or additional investment sub-advisers for each Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements; and (c) terminate and replace investment sub-advisers, provided any such sub-advisers are not affiliated persons of ETAM or any Fund. ETAM, subject to Board oversight, will continue to have the ultimate responsibility for the investment performance of each Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order will be granted.

ADMINISTRATOR OF THE FUNDS

ETAM also serves as each Fund's administrator. ETAM provides administrative services directly or through sub-contracting, including: (i) coordinating the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (ii) preparing or supervising the preparation of periodic reports to a Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing a Fund's contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of each Fund.

Each Fund pays ETAM an administrative services fee equal to the following as a percentage of that Fund's average daily net assets:

                                            ANNUAL ADMINISTRATIVE
       FUND                               SERVICES FEE PAID TO ETAM
       -----                              -------------------------
International Fund                                  0.15%
Russell 2000 Fund                                   0.15%

                                            ANNUAL ADMINISTRATIVE
       FUND                               SERVICES FEE PAID TO ETAM
       -----                              -------------------------
S&P 500 Fund                                        0.15%
Technology Fund                                     0.15%
Bond Fund                                           0.15%


Prior to September 10, 2001, the Funds operated under an all-inclusive "unitary fee" administrative services fee arrangement. Under this arrangement ETAM was responsible for all expenses otherwise payable by the Funds, other than advisory fees, administrative services fees and any expenses of each Master Portfolio.


For the fiscal years listed below, each Fund paid ETAM the following amounts for its administrative services to that Fund:

                          TOTAL ADMINISTRATIVE SERVICES
                                      FEES*

       FUND                         2001        2002        2003
       ----                         ----        ----        ----
International Fund               $  16,744   $   7,148   $  15,048

Russell 2000 Fund                $  36,998   $  12,511   $  25,415

S&P 500 Fund                     $ 140,620   $  85,351   $ 109,343

Technology Fund                  $ 224,936   $  68,472   $  63,937

Bond Fund                        $  12,157   $  16,101   $  17,749

----------

* Prior to November 10, 2003, under the former master-feeder structure, the administrative services fees were 0.10% of the average daily net assets of the International Fund, Russell 2000 Fund and S&P 500 Fund.


SHAREHOLDER SERVICING AGREEMENT

ETAM also acts as shareholder servicing agent for each Fund. As shareholder servicing agent, ETAM may provide the following services to shareholders or investors investing in shares of a Fund: support of telephone services in connection with a Fund; delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; assistance in connection with the tabulation of shareholders' votes in the event of a Trust shareholder vote; receiving, tabulating and transmitting proxies executed by or on behalf of shareholders; maintenance of shareholders' records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust as may be reasonably requested; provision of support services to shareholders, including providing information about the Trust and the Funds and answering questions concerning the Trust and the Funds (including questions regarding shareholders' interests in a Fund); acting as the nominee for shareholders, maintaining account records and providing shareholders with account statements; integrating periodic statements with other shareholder transactions; and providing such similar services as the Trust may reasonably request to the extent ETAM is permitted to do so under applicable statutes, rules or regulation.

Pursuant to the Shareholder Servicing Agreements, ETAM receives a shareholder servicing fee equal to 0.25% of the average daily net assets of each Fund. ETAM uses a portion of the service fees it receives under the Shareholder Services Agreements to compensate its affiliates, including E*TRADE Securities, the Trust's distributor, for shareholder services provided by such affiliate to each Fund. The amount of fees paid by the Funds to ETAM for its shareholder servicing fees for the years ended December 31, 2001, 2002 and 2003, respectively, is listed below.

                               SHAREHOLDER SERVICES FEES PAID TO ETAM
                               --------------------------------------
FUND                               2001*        2002        2003
----                               -----        ----        ----
International Fund               $   5,312   $  17,870   $  20,386
Russell 2000 Fund                $   4,952   $  31,277   $  50,021
S&P 500 Fund                     $  57,890   $ 213,377   $ 250,993
Technology Fund                  $  33,771   $ 114,120   $ 106,562
Bond Fund                        $   2,263   $  26,835   $  29,853

* For the period September 10, 2001 (the effective date of the Shareholder Servicing Agreements) to December 31, 2001.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of each Fund, ETAM has entered into an expense limitation agreement with each Fund listed below ("Expense Limitation Agreement"). For the International Fund, Russell 2000 Fund, S&P 500 Fund and Technology Fund, the Expense Limitation Agreement will continue through at least April 30, 2005. For the Bond Fund, the Expense Limitation Agreement will continue through at least December 31, 2004. There is no guarantee that the Expense Limitation Agreements will continue after these dates. ETAM may determine to discontinue the Expense Limitation Agreement for the Index Funds if the assets of the Index Funds do not significantly increase by the expiration date of the Expense Limitation Agreement.

Effective April 29, 2004, pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or limit its fees or assume other expenses so that the total operating expenses of a Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, annual account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of a Fund's business) are limited to the following percentage of each Fund's average daily net assets:

FUND                                         EXPENSE LIMITATION
----                                         ------------------
International Fund*                                0.34%
Russell 2000 Fund*                                 0.26%
S&P 500 Fund*                                      0.14%
Technology Fund*                                   0.60%



The Expense Limitation of the Bond Fund is 0.65% of the Bond Fund's average daily net assets.

* Prior to April 29, 2004, the expense ratios for the International Fund, Russell 2000 Fund, S&P 500 Fund and Technology Fund were limited to 0.65%, 0.65%, 0.40% and 0.85%, respectively.


A Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's total annual expense ratio is less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to a Fund in accordance with the Expense Limitation Agreement during any of the previous three (3) fiscal years, less any reimbursement that a Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to a Fund.

The Funds' Expense Limitation Agreement became effective beginning on September 10, 2001. The tables below show the fees paid by the Funds to ETAM for the years ended December 31, 2001, 2002 and 2003, respectively. The first column shows the advisory fees paid without the fee waiver, the second column shows the administrative fees paid to ETAM without the fee waiver or assumption, the third column shows the shareholder servicing fees paid to ETAM without the fee waiver or assumption. The fourth column shows the total amount of fees actually paid to ETAM after the fee waivers or assumptions and the fifth column shows the total amount of fees waived by ETAM and other expenses of the Funds assumed by ETAM pursuant to the Expense Limitation Agreement.

                       FISCAL YEAR ENDED DECEMBER 31, 2001

                                                                                                 TOTAL AMOUNT OF
                                                                                                   FEES WAIVED
                                                                                  COMBINED          AND OTHER
                                                                SHAREHOLDER     FEES PAID TO        EXPENSES
                                  ADVISORY   ADMINISTRATIVE      SERVICING       ETAM AFTER        ASSUMED BY
FUND                                FEE      SERVICES FEE*         FEE**         FEE WAIVER           ETAM
----                                ---      --------------        -----         ----------           ----
International Fund               $   1,469     $   16,744       $    5,312       $  (53,882)       $   77,407
Russell 2000 Fund                $   1,716     $   36,998       $    4,952       $  (31,891)       $   75,557

S&P 500 Fund                     $  14,028     $  140,620       $   57,890       $   77,650        $  134,887
Technology Fund                  $ 119,052     $  224,936       $   33,711       $  220,308        $  157,391
Bond Fund                        $   3,159     $   12,157       $    2,263       $   14,908        $   21,002



* Prior to September 10, 2001, the Funds operated under an all-inclusive "unitary fee" administrative services fee arrangement. Under this arrangement ETAM was responsible for all expenses otherwise payable by the Funds, other than advisory fees and administrative services fees of each Master Portfolio.


** The Shareholder Servicing Agreement became effective on September 10, 2001, and, therefore, the Funds did not incur any shareholder servicing fees prior to that date.

                       FISCAL YEAR ENDED DECEMBER 31, 2002

                                                                                                 TOTAL AMOUNT OF
                                                                                                   FEES WAIVED
                                                                                  COMBINED          AND OTHER
                                                                SHAREHOLDER     FEES PAID TO        EXPENSES
                                  ADVISORY   ADMINISTRATIVE      SERVICING       ETAM AFTER        ASSUMED BY
FUND                                FEE      SERVICES FEE*         FEE**         FEE WAIVER           ETAM
----                                ---      --------------        -----         ----------           ----
International Fund               $   1,430     $    7,148       $   17,870       $ (112,056)       $  138,504
Russell 2000 Fund                $   2,502     $   12,511       $   31,277       $ (106,039)       $  152,329
S&P 500 Fund                     $  17,070     $   85,351       $  213,377       $ (178,827)       $  494,625
Technology Fund                  $ 114,120     $   68,472       $  114,120       $ (170,683)       $  467,395
Bond Fund                        $  26,835     $   16,101       $   26,835       $ (129,502)       $  199,273

                       FISCAL YEAR ENDED DECEMBER 31, 2003

                                                                                                 TOTAL AMOUNT OF
                                                                                                   FEES WAIVED
                                                                                  COMBINED          AND OTHER
                                                                SHAREHOLDER     FEES PAID TO        EXPENSES
                                  ADVISORY   ADMINISTRATIVE      SERVICING       ETAM AFTER        ASSUMED BY
FUND                                FEE      SERVICES FEE*         FEE**         FEE WAIVER           ETAM
----                                ---      --------------        -----         ----------           ----
International Fund               $  14,632     $   15,048       $   20,386       $ (137,294)       $  187,360
Russell 2000 Fund                $  22,385     $   25,415       $   50,021       $  (91,537)       $  189,358
S&P 500 Fund                     $  70,327     $  109,343       $  250,993       $   (1,004)       $  431,667
Technology Fund                  $ 106,562     $   63,937       $  106,562       $  (57,928)       $  334,989
Bond Fund                        $  29,583     $   17,749       $   29,583       $ (130,234)       $  207,149

PRINCIPAL UNDERWRITER

E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, California 94025, is the Funds' principal underwriter. E*TRADE Securities is a wholly owned subsidiary of E*TRADE FINANCIAL.

CUSTODIAN, FUND ACCOUNTING SERVICES AGENT AND SUB-ADMINISTRATOR

The Bank of New York ("BNY"), One Wall Street, New York, NY, 10286, serves as custodian of the assets of the Funds. BNY has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. The custodian has no responsibility for any of the investment policies or decisions of the Funds.

BNY also acts as the Funds' Accounting Services Agent and Sub-Administrator and, among other things: (1) conducts a portfolio review to monitor compliance with the Trust's Trust Instrument and By-laws, investment policies of each Fund, and 1940 Act and rules thereunder; (2) calculates the Funds' yield and total return;
(3) determines amounts available for distribution to shareholders; (4) assists ETAM in the preparation of Board meeting materials and minutes and the Funds' prospectuses, SAIs, annual and semi-annual reports; (5) provides legal administrative services to each Fund, including the preparation of regulatory filings made by each Fund; and (6) prepares tax returns for each Fund. For its services in these capacities, BNY is compensated directly by each Fund.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as transfer agent and dividend-disbursing agent for each Fund.

INDEPENDENT ACCOUNTANTS


Deloitte & Touche LLP, Two Hilton Court, Parsippany, New Jersey 07054 acts as independent accountants for each Fund. Deloitte & Touche LLP is responsible for auditing the annual financial statements of each Fund.


LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, DC 20006-2401, acts as legal counsel for each Fund and the Trust's Non-Interested Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION

Each Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Investment Advisory Agreement and the Sub-Advisory Agreement and subject to policies as may be established by the Board, ETAM is responsible for the Bond Fund's and WAM is responsible for each Index Fund's investment portfolio decisions and the placing of portfolio transactions.

In placing orders, it is the policy of the Funds to obtain the best execution taking into account the broker/dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer's risk in positioning the securities involved. While ETAM and WAM generally seek competitive commissions or concessions, the Funds will not necessarily pay the lowest spread or commission available.

WAM seeks to obtain the best net price and execution on all orders placed for the Index Funds, considering all the circumstances except to the extent the Index Funds may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, commissions are negotiated. Each Fund is charged brokerage commissions, transfer taxes and similar fees relating to securities transactions.

With respect to the Bond Fund, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Bond Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, adjustable rate mortgage securities ("ARMS"), municipal obligations, and collateralized mortgage obligations ("CMOs") are traded on a net basis and do not involve brokerage commissions.

With respect to the Bond Fund, in the over-the-counter market, fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, fixed income securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The cost of executing the Bond Fund's investment portfolio securities transactions will consist primarily of dealer spreads and underwriting concessions. Concessions and spreads paid by the Bond Fund may have the effect of reducing the total returns of the Bond Fund.

Purchase and sale orders of the securities held by the Bond Fund may be combined with those of other accounts that ETAM manages, and for which they have brokerage placement authority, in the interest of seeking the most favorable overall net results. When ETAM determines that a particular security should be bought or sold for the Bond Fund and other accounts managed by ETAM, ETAM undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with the Funds, ETAM and their affiliates are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

WAM may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to WAM. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, and subject to policies as may be established by the Board of Trustees, ETAM or WAM may cause the Trust to pay a broker-dealer that provides brokerage and research services to ETAM or WAM an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction.

ETAM and WAM do not engage brokers and dealers whose commissions are believed to be unreasonable in relation to brokerage and research services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by ETAM and WAM for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers may tend to reduce ETAM's and WAM's expenses in managing the investment portfolios of the Funds.

BROKERAGE COMMISSIONS

For the period November 11, 2003 through December 31, 2003 the International Fund, Russell 2000 Fund and S&P 500 Fund paid brokerage commissions in the amounts set forth below. Prior to November 10, 2003, the brokerage commissions for the International Fund, Russell 2000 Fund and S&P 500 Fund were paid at each Fund's corresponding Master Portfolio level.

                           BROKERAGE COMMISSIONS PAID

             FUND                  2003
             -----                 ----
        International Fund        $  750

        Russell 2000 Fund         $ 4,517

        S&P 500 Fund              $ 2,024

For the following fiscal years ended December 31, the Technology Fund paid brokerage commissions in the following amounts:

                           BROKERAGE COMMISSIONS PAID

             FUND                  2001         2002             2003
             -----                 ----         ----             ----
        Technology Fund           $ 22,525     $  6,758         $  10,183


SECURITIES OF REGULAR BROKER/DEALERS

For the fiscal year ended December 31, 2003, the following Funds held the following shares of securities of their regular broker-dealers or of their parents.



  FUND                 SECURITY                               AMOUNT
  ----                 --------                               ------
  Bond Fund            Credit Suisse First Boston             $ 199,052
                          (Securities) Mortgage Corp.
                       Morgan Stanley                         $ 140,676

  International Fund   UBS AG                                 $ 111,357
                       BNP Paribas SA                         $ 70,334
                       Deutsche Bank AG                       $ 59,932

  S&P 500 Fund         Morgan Stanley                         $ 769,845
                       Wachovia Corp.                         $ 761,607
                       Merrill Lynch & Co., Inc.              $ 683,976
                       Goldman Sachs Group, Inc.              $ 573,523
                       (The)
                       Lehman Brothers Holdings, Inc.         $ 255,753
                       State Street Corp.                     $ 213,997
                       Charles Schwab Corp. (The)             $ 197,799


ORGANIZATION, DIVIDEND AND VOTING RIGHTS

The Trust is an open-end investment company organized as a Delaware statutory trust on November 4, 1998. The Trust may issue additional series and classes.

All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Trust have equal voting rights. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of any Fund, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

The Trust Instrument further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statute or other authority limiting statutory trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of a series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Trust Instrument also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

Like any venture, there can be no assurance that a Fund as an enterprise will be successful or will continue to operate indefinitely. If a Fund cannot be operated in an economically viable manner, the Fund, without seeking approval of shareholders of the Fund, may cease operations, which could require you to transfer your investment at an inopportune time.

The Funds commenced operations on the following dates:

      FUND                                 DATE OF COMMENCEMENT OF OPERATIONS
      ----                                 ----------------------------------
International Fund                                  October 22, 1999
Russell 2000 Fund                                   December 29, 2000
S&P 500 Fund                                        February 17, 1999
Technology Fund                                     August 13, 1999
Bond Fund                                           August 13, 1999

SHAREHOLDER INFORMATION

Shares are sold through E*TRADE Securities.

PRICING OF FUND SHARES AND FUND ASSETS

The net asset value of each Fund will be determined as of the close of regular trading on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is normally open for trading Monday through Friday, except on national holidays observed by the NYSE, but may close in the event of an emergency. Assets in which the Fund invests may trade and fluctuate in value after the close and before the opening of the NYSE.

Values are determined according to accepted accounting practices and all laws and regulations that apply. ETAM may, from time to time, under the general supervision of the Board of Trustees or its pricing committee, utilize the services of one or more pricing services available in valuing the assets of the Funds. In addition, there may be occasions when a different pricing provider or methodology is used. ETAM will continuously monitor the performance of these services.

The Funds' investments in debt securities which mature in more than 90 days are valued on the basis of market quotations. The Funds' investments in short-term debt securities which mature in 90 days or less are valued, at amortized cost method of valuation, which approximates market values. The Funds' investments in United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, are valued at representative quoted prices. The Funds' investments in long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker. The Funds' investments in mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Investments in purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sale transaction, the Fund realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.


Investments of each Fund are valued at the last reported sale price on the securities or commodities exchange on which such securities primarily are traded. If there is no sale that day, then the value will be based on the most recent bid prices. Securities that are traded primarily on the national securities market are priced using the NASDAQ Official Closing Price ("NOCP"), but if the NOCP is not available, such securities are valued at the most recent bid prices. Securities that are traded primarily on foreign securities or commodities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges. When a significant event occurs subsequent to the time a value is established as described above that is likely to change such value or when market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Trust's pricing committee under procedures established by and under the general supervision and responsibility of the Board. Pursuant to these procedures, a "top down" methodology would be used to fair value such securities. The "significant event" trigger for applying "top down" valuation is a change in the value of the S&P 500 Index (as measured from the open of the U.S. market to the close of the market) that exceeds a minimum threshold level established by the Board.


REDEMPTION IN-KIND

The S&P 500 Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the S&P 500 Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in-kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

TELEPHONE AND INTERNET REDEMPTION PRIVILEGES

Each Fund employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. A Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

SIGNATURE GUARANTEE

For your protection, certain requests may require a signature guarantee. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

1. If you transfer the ownership of your account to another individual or organization.
2.   When you submit a written redemption for more than $25,000.
3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.
4.   If you add or change your name or add or remove an owner on your account.
5.   If you add or change the beneficiary on your transfer-on-death account.

RETIREMENT PLANS

You can find information about the retirement plans offered by E*TRADE Securities by accessing our Website. You may fill out an IRA application online or request our IRA application kit by mail.


SHAREHOLDER COMMUNICATION PROCEDURES

Shareholders may address comments or questions or other communications in writing to the entire Board, or to one or more Trustees, by sending such correspondence to: Board of Trustees [or name(s) of one or more Trustees], E*TRADE Funds, 4500 Bohannon Drive, Menlo Park, CA 94025, Attn: Fund Secretary. At least once per calendar quarter, the Fund Secretary will transmit a copy of any Board correspondence to the entire Board or to one or more Trustees, depending on to whom it is addressed.


TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of each Fund's shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUNDS

Each Fund intends to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of each Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a RIC, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.


If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by that Fund in computing its taxable income. In addition, each Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Such dividends would generally be eligible to be treated as "qualified dividends" (see below). If any Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if any Fund failed to qualify as a RIC for a period greater than one taxable year, that Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.


Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS


Except as described below, distributions of investment company taxable income (including net short-term capital gains) generally are taxable to each U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by that Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. In addition, distributions of investment company taxable income may be eligible to be treated as qualified dividend income, as discussed below, and taxed at long-term capital gain rates if received by non-corporate shareholders. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.


Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by any Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.


Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003. The new law also provides for "qualified dividend income" to be taxed to non-corporate shareholders at individual long-term capital gain rates to the extent a Fund receives qualified dividend income. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. A Fund generally can pass through to Fund shareholders the tax treatment of qualified dividend income it receives. For a Fund to receive qualified dividend income, the Fund must meet certain holding period requirements (typically more than 60 days) for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the more than 60-day holding period requirements, apply to each shareholder's investment in the applicable Fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. Distributions from the Fund attributable to investments in bonds and other debt instruments will not generally qualify for the lower rates.

Distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations." The rate reductions do not apply to corporate taxpayers or to foreign shareholders.

Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.


FOREIGN TAXES


Each Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a RIC and if more than 50% of the value of each Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. Only the International Fund is likely to satisfy this requirement. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. In any year in which it elects to "pass through" foreign taxes to shareholders, a Fund will notify shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income.


Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income.

For this purpose, if the pass-through election is made, the source of each Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals and, for individuals, foreign taxes may not be deducted in computing the alternative minimum tax. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income, and the distribution by the Fund will be treated as United States sourced income.

Investment income on certain foreign securities in which the International Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the International Fund would be subject.


Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on qualifying dividends.


The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of each Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for not more than one year. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

EQUALIZATION

Each Fund may use the so-called "tax equalization method" to allocate a portion of earnings and profits to redemption proceeds. This method is intended to permit each Fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations changed. Although using this method will not affect any Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

BACKUP WITHHOLDING


Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (28% for 2004) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

OTHER TAXES

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.


MARKET DISCOUNT

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which that Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of that Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by each Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FORWARD CONTRACTS

Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund and losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that each Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to that Fund. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the Fund as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.


Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.


CONSTRUCTIVE SALES

Under certain circumstances, each Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment generally does not apply to transactions that closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

SECTION 988 GAINS OR LOSSES

Gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund much distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on distributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES


Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets are assets that produce passive (i.e., investment type) income or are held for the production of passive income, or 75% or more of its gross income is passive income. If each Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years of that Fund and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.


Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market a Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.


Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."


UNDERWRITER

DISTRIBUTION OF SECURITIES

Under a Distribution Agreement with each Fund ("Distribution Agreement"), E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, California 94025, acts as underwriter for the continuous offering of each Fund's shares. Each Fund pays no compensation to E*TRADE Securities for its distribution services. The Distribution Agreement provides that E*TRADE Securities will use its best efforts to distribute each Fund's shares.

Each Fund is a no-load fund; therefore, investors pay no sales charges when buying, exchanging or selling shares of a Fund. The Distribution Agreement further provides that E*TRADE Securities will bear any costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of

Fund's shares. E*TRADE Securities is a wholly owned subsidiary of E*TRADE FINANCIAL. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Investment Advisory Agreements.

PERFORMANCE INFORMATION

Each Fund may advertise a variety of types of performance information as more fully described below. A Fund's performance is historical and past performance does not guarantee the future performance of that Fund. From time to time, ETAM may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of a Fund. Waivers of management fees and reimbursement of other expenses will have the effect of increasing the Fund's performance.

AVERAGE ANNUAL TOTAL RETURN

A Fund's average annual total return quotation will be computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a Fund for a specific period is calculated as follows:

P(1+T)(TO THE POWER OF n) = ERV

Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the period.

The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charges to all shareholder accounts are included.

TOTAL RETURN

Each Fund also may calculate total return, which is not subject to a standardized formula, provided the calculation includes all elements of return. Total return performance for a specific period will be calculated by first taking an investment (assumed below to be $1,000) ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value of a Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

AFTER-TAX RETURNS

Each of the Funds may, from time to time, include "total return (after taxes on distributions)" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                      P(1+T)(TO THE POWER OF n) =ATV SUB(D)

          Where:

     P=           a hypothetical initial payment of $1,000,
     T=           average annual total return (after taxes on distributions),
     n=           number of years
     ATV SUB(D)=  ending value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the applicable period, after taxes on fund distributions but not after taxes on redemptions

Each of the Funds may, from time to time, include "total return (after taxes on distributions and redemption)" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions and redemption) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                     P(1+T)(TO THE POWER OF n) =ATV SUB(DR)

          Where:

     P=            a hypothetical initial payment of $1,000,
     T=            average annual total return (after taxes on distributions and redemption),
     n=            number of years
     ATV SUB(DR)=  ending value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the applicable period, after taxes on fund distributions and redemption

All total return figures assume that all dividends, less the taxes due on such dividends, are reinvested when paid.

The average annual total returns as defined above for the Funds for the one year period ended December 31, 2003, and since the commencement of operations of each Fund to December 31, 2003, are as follows:


                                                                                    ONE YEAR    SINCE INCEPTION
                                                                                    --------    ---------------
E*TRADE INTERNATIONAL INDEX FUND (Inception Date - October 22, 1999)
Return Before Taxes                                                                  38.01%          -2.65%
Return After Taxes on Distributions                                                  37.10%          -3.18%
Return After Taxes on Distributions and Sale of Fund Shares                          24.59%          -2.57%

E*TRADE RUSSELL 2000 INDEX FUND (Inception Date - December 29, 2000)
Return Before Taxes                                                                  45.39%          5.40%
Return After Taxes on Distributions                                                  45.01%          4.77%
Return After Taxes on Distributions and Sale of Fund Shares                          29.44%          4.20%

E*TRADE S&P 500 INDEX FUND (Inception Date - February 17, 1999)
Return Before Taxes                                                                  28.11%          -1.16%
Return After Taxes on Distributions                                                  27.53%          -1.67%
Return After Taxes on Distributions and Sale of Fund Shares                          18.22%          -1.29%

E*TRADE TECHNOLOGY INDEX FUND (Inception Date - August 13, 1999)
Return Before Taxes                                                                  53.37%         -11.24%
Return After Taxes on Distributions                                                  53.37%         -12.22%
Return After Taxes on Distributions and Sale of Fund Shares                          34.69%          -9.63%

E*TRADE BOND FUND (Inception Date - August 13, 1999)
Return Before Taxes                                                                   2.40%          7.27%
Return After Taxes on Distributions                                                   0.97%          5.19%
Return After Taxes on Distributions and Sale of Fund Shares                           1.55%          4.92%


After tax returns shown in the table above are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed.

DISTRIBUTION RATE

The distribution rate for a Fund would be computed, according to a non-standardized formula by dividing the total amount of actual distributions per share paid by a Fund over a twelve-month period by a Fund's net asset value on the last day of the period. The distribution rate differs from a Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, a Fund's distribution rate may be substantially different than its yield. Both a Fund's yield and distribution rate will fluctuate.

YIELD

The yield would be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

YIELD = 2[(a-b +1)(TO THE POWER OF 6)-1],
           ---
           cd

          where:

a = dividends and interest earned during the period;
b = expenses accrued for the period (net of reimbursements);
c = the average daily number of shares outstanding during the period that were entitled to receive dividends;
d = the maximum offering price per share on the last day of the period.

The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income.

LICENSES

STANDARD & POOR'S

The S&P 500 Fund relies on a license related to the S&P 500 Index. In the absence of the license, the S&P 500 Fund may not be able to pursue its investment objective. Although not currently anticipated, the license can be terminated.

The S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either the S&P 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to ETAM or the S&P 500 Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to ETAM, or the S&P 500 Fund. S&P has no obligation to take the needs of ETAM, S&P 500 Fund or the shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Fund or the timing of the issuance or sale of shares of the S&P 500 Fund or in the determination or calculation of the equation by which the S&P 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Fund or the shareholders, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

MSCI EAFE FREE INDEX

The International Fund relies on a license related to the Morgan Stanley Capital International, Inc. ("MSCI") EAFE Free Index. In the absence of permission to use the EAFE Free Index, the International Fund may not be able to pursue its investment objective.

The International Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the International Fund or any member of the public regarding the advisability of investing in securities generally or in the International Fund particularly or the ability of the EAFE Free Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE Free Index which is determined, composed and calculated by MSCI without regard to the International Fund or ETAM. MSCI has no obligation to take the needs of the International Fund, ETAM or the shareholders into consideration in determining, composing or calculating the EAFE Free Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the International Fund to be issued or in the determination or calculation of the equation by which the International Fund's shares are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to shareholders in connection with the administration, marketing or trading of the International Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the EAFE Free Index from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the EAFE Free Index or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by ETAM, the International Fund, the shareholders or any other person or entity from the use of the EAFE Free Index or any data included therein. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Free Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FRANK RUSSELL COMPANY

"Frank Russell Company" and "Russell 2000 Index" are service marks of Frank Russell Company. Frank Russell Company has no relationship to the Russell 2000 Fund, other than the licensing of the Russell 2000 Index and its service marks for use in connection with the Russell 2000 Fund.

GOLDMAN, SACHS & CO

The Technology Fund relies on a license related to the GSTI Composite Index. In the absence of the license, the Technology Fund may not be able to pursue its investment objective. Although not currently anticipated, the license can be terminated.

The Technology Fund is not sponsored, endorsed sold or promoted by Goldman, Sachs & Co. or any of its affiliates. Neither Goldman, Sachs & Co. nor any of its affiliates makes any representation or warranty, express or implied, to the owners of the Technology Fund or any member of the public regarding the advisability of investing in securities generally or in the Technology Fund particularly or the ability of the GSTI Composite Index to track the technology stock market performance. Goldman, Sachs & Co.'s only relationship to ETAM or the Technology Fund is the licensing of certain trademarks and trade names of Goldman, Sachs & Co. and of the GSTI Composite Index which is determined, composed and calculated by Goldman, Sachs & Co. without regard to ETAM or the Technology Fund. Goldman, Sachs & Co. has no obligation to take the needs of ETAM, the Technology Fund or the shareholders into consideration in determining, composing or calculating the GSTI Composite Index. Goldman, Sachs & Co. is not responsible for and has not participated in the determination of the prices and amount of the Technology Fund or the timing of the issuance or sale of shares of the Technology Fund or in the determination or calculation of the redemption price per share. Goldman, Sachs & Co. has no obligation or liability in connection with the administration, marketing or trading of the Technology Fund.

Goldman, Sachs & Co. does not guarantee the accuracy and/or the completeness of the GSTI Composite Index or any data included therein and Goldman, Sachs & Co. hereby expressly disclaims any and all liability for any errors, omissions, or interruptions therein. Goldman, Sachs & Co. makes no warranty, express or implied, as to results to be obtained by the Technology Fund, the shareholders, or any other person or entity from the use of the GSTI Composite Index or any data included therein. Goldman, Sachs & Co. makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the GSTI Composite Index or any data included therein. Without limiting any of the foregoing, in no event shall Goldman, Sachs & Co. have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS



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The audited financial statements, including the financial highlights appearing in each Fund's annual report to shareholders for the fiscal year ended December 31, 2003, filed electronically with the SEC, are incorporated by reference and made part of this Statement of Additional Information.


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                                   APPENDIX A
                              RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATINGS:

LONG-TERM DEBT RATINGS

Aaa - An obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

Aa - An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and Aa comprise what are generally known as high-grade bonds.

A - An obligation rated A is considered upper-medium grade and are subject to low credit risk.

Baa - An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

Ba - An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

B - An obligation rated B is considered speculative and is subject to high credit risk.

Caa - An obligation rated Caa is judged to be of poor standing and is subject to very high credit risk.

Ca - An obligation rated Ca is judged to be highly speculative and is likely in, or very near, default, with some prospect for recovery of principal and interest.

C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

PRIME-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

NOT PRIME - Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.


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DESCRIPTION OF STANDARD & POOR'S ("S&P") RATINGS:

LONG TERM ISSUE CREDIT RATINGS

AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating

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also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.





P - The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* - Continuance of ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R - The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. - Not rated.

COMMERCIAL PAPER

A-1. - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory

A-3. - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.





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                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

       E*TRADE FUNDS ("TRUST") AND E*TRADE ASSET MANAGEMENT, INC. ("ETAM")

I.     INTRODUCTION

The following are the proxy voting policies and procedures ("Policies and Procedures") adopted by E*TRADE Asset Management, Inc. ("ETAM"), an investment adviser registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") with respect to voting proxy regarding securities held by accounts of those investment advisory clients for whom its exercises discretionary investment management authority. Currently, E*TRADE Funds ("Trust"), a management investment company registered with the SEC under the Investment Company Act of 1940, as amended ("1940 Act"), which consists of multiple separate investment portfolios ("Funds"), is the sole client of ETAM.

Pursuant to the investment management agreements between ETAM and the Trust, on behalf of each of the Funds, the Board of Trustees of the Trust ("Board") has
(1) delegated to ETAM discretionary investment management authority with respect to the management of the Funds' assets (which includes proxy voting authority) and (2) directed that ETAM implement these Policies and Procedures in exercising that authority with respect to the Funds.

II.    GENERAL PRINCIPLES

ETAM has adopted and implemented these Policies and Procedures as a means to reasonably designed to ensure that it votes any proxy with respect to any security over which ETAM has discretionary proxy voting authority in a prudent manner and solely in the best interest of each of its clients.

In addition, these Policies and Procedures are designed to ensure ETAM's compliance with Rule 206(4)-6 under the Advisers Act and the Trust's compliance with certain disclosure obligations regarding its proxy voting activities under the 1940 Act ("Proxy Voting Rules") as well as other applicable fiduciary obligations of investment advisers and registered investment companies under rules and regulations adopted by the SEC and discussed in interpretations published by the SEC staff.

III.   PROCESS

ETAM follows these Policies and Procedures with respect to any proxies it receives with respect to securities held by each of the Funds. ETAM will vote any proxies received by any Fund for which it has sole investment discretion in accordance with the recommendations of a third-party proxy voting services or in manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.

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To the extent that the management of a Fund's portfolio securities is sub-advised by another investment advisory firm, such as World Asset Management ("WAM") (each such firm, a "Sub-Adviser") the Board has (1) reviewed the proxy voting policies and procedures of the Sub-Adviser and (2) approved Investment Sub-Advisory Agreements among the Trust (on behalf of the Funds), ETAM and the relevant Sub-Adviser, which explicitly delegate to the relevant Sub-Adviser proxy voting responsibility with respect to proxies received by that Fund.

IV.    RELEVANT DISCRETIONARY CLIENT ACCOUNTS

       A. EQUITY FUNDS. The "Equity Funds" of the Trust consist of: E*TRADE International Index Fund; E*TRADE Russell 2000 Index Fund; E*TRADE S&P 500 Index Fund; and E*TRADE Technology Index Fund. Under the Investment Management Agreement for each Equity Fund, the Board has delegated to ETAM the authority to vote proxies relating to each Fund's portfolio securities. As noted above, to the extent that the management of an Equity Fund's portfolio securities is sub-advised by a Sub-Adviser, the Board has (1) reviewed the proxy voting policies and procedures of the Sub-Adviser and (2) approved Investment Sub-Advisory Agreements among the Trust (on behalf of the Funds), ETAM and the relevant Sub-Adviser, which explicitly delegate to the relevant Sub-Adviser proxy voting responsibility with respect to proxies received by the Fund. Each Sub-Adviser's proxy voting policies and procedures are attached hereto.

       B. FIXED INCOME FUNDS. The "Fixed Income Funds" of the Trust consist of: E*TRADE Bond Fund; E*TRADE California Municipal Money Market Fund; E*TRADE Government Money Market Fund; E*TRADE Money Market Fund; E*TRADE Municipal Money Market Fund; and E*TRADE New York Municipal Money Market Fund. The Fixed Income Funds invest exclusively in fixed income securities, and therefore, are not expected to have the opportunity to vote proxies relating to securities held in their portfolios, except in an unusual circumstance.(2) In the unlikely event that a Fixed Income Fund were to hold a security in its portfolio that required a proxy vote, ETAM will obtain the recommendation of an independent proxy voting service organization (E.G., Institutional Shareholder Services (ISS) or Investor Responsibility Research Center (IRRC)) and vote such proxy in accordance with that recommendation.

       C. FUND OF FUNDS. The E*TRADE Asset Allocation Fund is structured as a fund of funds and will invest all of its assets in certain of the Equity Funds or the Fixed Income Funds ("Underlying Funds"). The E*TRADE Asset Allocation Fund will be a shareholder in each of the Underlying Funds in which it invests. Accordingly, the E*TRADE Asset Allocation Fund, in its capacity as a shareholder in the Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds. With respect to such shareholder proposals, the E*TRADE Asset Allocation Fund will vote its shares in each of its Underlying Funds in the same proportion as the vote of all other shareholders in that Underlying Fund.

----------
(2) For the purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority which may be exercised with respect to a portfolio security.

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

V.     PROXY VOTING ADMINISTRATION

       A. PROXY VOTING RECORDS. ETAM, or its agent, maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include:
(1) a copy of all proxy voting policies and procedures used by a Sub-Adviser or other third-party that exercises voting authority or provides voting advice with respect to proxies received by a Fund; (2) a copy of all proxy statements (which may be satisfied by relying on the SEC's EDGAR website or a third-party who has undertaken to provide a copy of such proxy statements promptly upon request);
(3) a record of each vote cast on behalf of a Fund; (4) a copy of any document created by ETAM or a Sub-Adviser that was material to making a decision on how to vote proxies on behalf of a Fund or that memorializes the basis for that decision; and (5) a copy of each written request from the Funds for proxy voting records and any written response from ETAM to any written or oral request for such records. ETAM or its agent will also maintain any documentation related to an identified material conflict of interest.

Proxy voting books and records will be maintained by ETAM or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of ETAM or its agent.

       B. REVIEW AND OVERSIGHT. ETAM will provide for the supervision and periodic review of its proxy voting activities and the implementation of these Policies and Procedures. Because Sub-Advisers have been delegated responsibility for proxy voting for certain of the Funds, the Sub-Advisers will ensure (subject to the review and oversight of ETAM) that proxies are voted on a timely basis. If proxies related to Fund's portfolio securities are received by a Sub-Adviser, the Sub-Adviser will provide ETAM with (1) all information required to verify that such proxies have been voted in a timely and appropriate manner and (2) appropriate records to allow ETAM and the Funds to comply with the Proxy Voting Rules, including the filing of Form N-PX on behalf of each Fund.

       C. REPORTING TO THE BOARD. ETAM and the Sub-Advisers will provide any proxy voting information to the Board on a quarterly basis and will annually certify to the Board that each of them has voted proxies in compliance with these Policies and Procedures.

VI.    BOARD OF TRUSTEES--PROXY SUB-COMMITTEE

In accordance with the charter of the Board's Compliance Oversight Committee, the Committee may appoint a sub-committee ("Proxy Sub-Committee") for the purpose of providing a Fund's consent to vote in matters in which ETAM or any Sub-Adviser seeks such consent because of a conflict of interest, which might arise in connection with a particular vote, or for other reasons. The Proxy Sub-Committee also may review these Policies and Procedures as well as each Sub-Adviser's proxy voting policies and procedures with respect to the Trust.

VII.   SUB-ADVISER'S PROXY VOTING POLICIES AND PROCEDURES:

WAM's Proxy Voting Policies and Procedures are attached hereto as Exhibit A.

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VII.   EFFECTIVENESS

Adopted by the Trust on May 20, 2003, as amended August 19, 2003 and November 21, 2003.

Adopted by ETAM on August 19, 2003, as amended November 21, 2003

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

                              PROXY VOTING POLICIES
                                 AND PROCEDURES

                            MUNDER CAPITAL MANAGEMENT

                                THE MUNDER FUNDS*

I INTRODUCTION                                                                 3

II GENERAL PRINCIPLE                                                           3

III THE PROXY COMMITTEE                                                        4

IV ERISA FIDUCIARY DUTIES AND PROXY VOTING                                     4

V PROCESS                                                                      4

       A.     ROUTINE CORPORATE ADMINISTRATIVE ITEMS                           5
       B.     SPECIAL INTEREST ISSUES                                          6
       C.     ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT            7
              1. EXECUTIVE COMPENSATION PLA                                    7
              2. PREVENTION OF GREENMAIL                                       8
              3. CUMULATIVE VOTING OF DIRECTO                                  8
              4. SUPER-MAJORITY PROVISIONS                                     8
              5. FAIR PRICE PROVISIONS                                         8
              6. DEFENSIVE STRATEGIE                                           9
              7. BUSINESS COMBINATIONS OR RESTRUCTURING                        6
       D.     REVIEW OF ISS RECOMMENDATIONS                                   10
       E.     OVERRIDING ISS REC_RIDING                                       10

VI     DISCLOSURE OF VOTE                                                     13
       A.     PUBLIC AND CLIENT DISCLO_                                       13
       B.     MUTUAL FUND BOARD OF  DIRECTORS                                 13

VII    RECONCILIATION                                                         13

VIII   RECORDKEEPING                                                          13

* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, Munder Series Trust, The Munder Funds, Inc. and The Munder @Vantage Fund, as well as The Munder Funds Trust and The Munder Framlington Funds Trust, unless and until each series of such investment companies is reorganized and redomiciled as a series of Munder Series Trust

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                      PROXY VOTING POLICIES AND PROCEDURES

                            MUNDER CAPITAL MANAGEMENT

                                THE MUNDER FUNDS*

I      INTRODUCTION

       Munder Capital Management, including its index management division, World Asset Management (the "Advisor"), is an investment advisor registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The Munder Funds are registered as investment companies pursuant to the Investment Company Act of 1940. Pursuant to the investment advisory agreements with respect to the Munder Funds, the Board of Directors/Trustees of the Munder Funds has delegated to the Advisor discretionary investment management authority with respect to the assets of the Munder Funds (which includes proxy voting authority) and directed that the Advisor implement these Policies and Procedures in exercising that authority, as applicable to the Munder Funds. Set forth below is the Advisor's policy on voting shares owned by advisory clients over which it has discretionary voting authority. These policies may be revised from time to time (but with respect to the Munder Funds, only with approval of the Board of Directors/Trustees of the Munder Funds).

II     GENERAL PRINCIPLE

       The Advisor has adopted and implements these Proxy Voting Policies and Procedures ("Policies and Procedures") as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security over which the Advisor has discretionary proxy voting authority prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

       The Advisor will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which the Advisor has full discretionary authority. For example, some labor unions may instruct the Advisor to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting

----------
* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, The Munder Series Trust and The Munder @Vantage Fund as well as The Munder Funds Trust, The Munder Funds, Inc., The Munder Framlington Funds Trust, and St. Clair Funds, Inc., unless and until each series of such investment companies is recognized and redomiciled as a series of Munder Series Trust

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Standards, and religious institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, the Advisor has retained Proxy Voter Services ("PVS"), a division of International Shareholder Services Inc. ("ISS"), to recommend how to vote such proxies. Similarly, ISS has worked with the Advisor to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss PVS or other customized proxy voting guidelines, as the Advisor believes such guidelines are client selected guidelines. The Advisor will generally not override ISS's recommendations with respect to voting proxies for accounts subject to PVS and other custom guidelines absent further client direction or authorization.

III    THE PROXY COMMITTEE

       The members of the Proxy Committee are set forth on Exhibit A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update these Policies and Procedures as new issues arise. In instances of business combinations, such as proposed mergers or similar corporate actions, the Proxy Committee or its delegates also may consult with the applicable portfolio manager or portfolio management team of the accounts holding the relevant security to determine whether the business combination is in the best interest of the client. The Proxy Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis.

IV     ERISA FIDUCIARY DUTIES AND PROXY VOTING

       The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Accordingly, those who vote such proxies are subject to ERISA's fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA's fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin discussing ERISA's fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR Section 2509.94-2).

V      PROCESS

       In order to apply the general policy noted above in a timely and consistent manner, the Advisor has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS's general Proxy Voting Guidelines is attached hereto as Exhibit B. Furthermore, with respect to those clients that have directed the Advisor to follow ISS's 5 PVS Proxy Voting Policy Statement and Guidelines, a summary of such statement and guideline is attached hereto as Exhibit C. The PVS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and

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

Procedures. At least annually, the Proxy Committee will review ISS's general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures. The Advisor will review selected ISS's recommendations at least monthly (as described in Subsection D below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of its clients. Recommendations are communicated through ISS's website. Absent a determination to override ISS's recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. The Advisor has also retained ISS for its turnkey voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring that all proxies are submitted in a timely manner. ISS will automatically vote all client proxies in accordance with its recommendations, unless the Advisor determines to override such recommendation. The criteria for reviewing ISS's recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, the Advisor has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing ISS's recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations. In each instance where the Advisor does not separately review ISS's recommendations, the Advisor will always vote client proxies consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon the criteria set forth in Subsections A-C below, the Advisor determines that such vote is in clients' best interests (as described in Subsection E below).

   A.  ROUTINE CORPORATE ADMINISTRATIVE ITEMS

       Philosophy: The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

       1. appointment or election of auditors, unless the auditor is not independent or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;

       2. increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is to be increased, or management intends to use the additional authorized shares to implement a takeover defense, in which case the Advisor will analyze the proposal on a case-by-case basis as set forth in section C below);

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       3.     directors' liability and indemnification; unless:

              - the proposal would entirely eliminate directors' liability for violating the duty of care; or

              - the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations;

              provided, however, that the Advisor will ordinarily vote with management's recommendation to expand coverage in cases when a director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director's legal expenses were covered;

       4.     name changes; or

       5.     the time and location of the annual meeting.

       The Advisor generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. The Advisor will generally vote against an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which the Advisor is not aware.

B. SPECIAL INTEREST ISSUES

       Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, the Advisor may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, the Advisor will generally either refrain from voting on shareholder proposals, or vote with management's recommendation, on issues such as:

       1.     restrictions on military contracting,
       2.     restrictions on the marketing of controversial products,
       3.     restrictions on corporate political activities,
       4.     restrictions on charitable contributions,
       5.     restrictions on doing business with foreign countries,
       6.     a general policy regarding human rights,

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       7.     a general policy regarding employment practices,
       8.     a general policy regarding animal rights,
       9.     a general policy regarding nuclear power plants, and
       10.    rotating the location of the annual meeting among various cities.

Client accounts utilizing ISS's PVS Proxy Voting Policies and Guidelines, ISS's Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case-by-case analysis, recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

       C.     ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT

              Philosophy: The Advisor is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Advisor believes have the potential for major economic impact on shareholder value:

              1.     Executive Compensation Plans

                     Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Advisor has delegated to ISS the estimation of the cost of a company's stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The Advisor believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stockbased incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company's compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company's market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

              2.     Prevention of Greenmail

              These proposals seek to prevent the practice of "greenmail," or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In

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       general, the Advisor opposes greenmail. The Advisor believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

              3.     Cumulative Voting of Directors

                     Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. The Advisor believes that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and the Advisor will therefore generally support cumulative voting in the election of directors.

              4.     Super-Majority Provisions

                     These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management "veto power" over merging with another company, even though a majority of shareholders may favor the merger. In most cases, the Advisor believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and the Advisor will generally vote against such provisions.

              5.     Fair Price Provisions

                     These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum "fair price" (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair price. The Advisor will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

              6.     Defensive Strategies

                     The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the

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       Advisor believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that: a. create (which generally opposed to approving, unless it cannot be used as a take-over defense) or eliminate "blank check preferred" shares; b. classify or stagger the board of directors (which the Advisor is generally opposed to approving) or eliminate such classification or staggering (which the Advisor typically agrees should be eliminated); c. establish or redeem "poison pills" that make it financially unattractive for a shareholder to purchase more than a small percentage of the company's shares; d. change the size of the board; or e. authorize or prevent the repurchase of outstanding shares.

              7.     Business Combinations or Restructuring

                 The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders.

       D.     REVIEW OF ISS RECOMMENDATIONS

              On a regular basis, but no less frequently than monthly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. The Advisor has determined that the costs of reviewing ISS's advice and recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations, unless:

       (1) Complex, Unusual or Significant. ISS's recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (E.G., anti-takeover provisions or business combinations and/or restructurings), and

       (2) Client Holdings are Meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if

              (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any client account AND the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or

              (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and

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recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations.

       Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of the Advisor and/or the Munder Funds as specified in Section VIII hereof.

       E.     OVERRIDING ISS RECOMMENDATIONS

       From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote client proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

       (1) Complete a Proxy Override Request Form which contains: (a) information regarding the resolution in question; (b) the rationale for not following ISS's recommendation; and (c) the identification of any actual or potential conflicts between the interests of the Advisor and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.

              (a) In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether the Advisor has any business interest or relationship or any executive of the Advisor has any business or personal interest or relationship that might influence the Advisor to vote in a manner that might not be in its clients' best interests, considering the nature of the Advisor's business and its clients, the issuer, the proposal, and any other relevant circumstances.

              (b)    A conflict of interest may exist where, for example:

                     (i) The Advisor manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts;

                     (ii) A client or a client-supported interest group actively supports a proxy proposal; or

                     (iii) The Advisor or senior executives of the Advisor may have

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                            personal or other business relationships with
                            participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders - for example, an executive of the Advisor may have a spouse or other close relative who serves as a director of a company or executive of the company.

       (2) The completed Proxy Override Request Form is then submitted to the Proxy Committee and the Legal/Compliance Department for review and approval. BOTH the Proxy Committee and the Legal/Compliance Department must approve an override request for it to be implemented.

              (a) The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

              (b) The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if (i) No Conflict. No conflict of interest is identified.

                     (i)    NO CONFLICT. NO CONFLICT OF INTEREST IS IDENTIFIED.

                     (ii) Immaterial or Remote Conflict. If a potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

                     (iii) Material Conflict. If a potential or actual conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the override request from its applicable clients.1 Such request for approval for an override shall be accompanied by a written disclosure of the conflict. With respect to shares held by one or more Munder Funds, approval of the override may be sought from the Board Process and Compliance Oversight Committee or a designated member of that Committee. If an override request is approved by the Board Process and Compliance Oversight Committee (or its designated member), the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each

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                            of them. However, to the extent the Advisor receives
                            instructions from any client, the Advisor will vote such client's shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS's recommendation. Examples of material conflicts include: (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Advisor and the override proposes to change the vote to favor such client or its management2 and (B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of the Advisor involved in reviewing or advocating the potential override, being actively solicited to be either a client of the Advisor and the override proposes to change the vote to favor such potential client or its management.

       (3) If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS's recommendation for one or more accounts, the authorizing person(s) will memorialize their approval on the Proxy Override Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

       (4) The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

VI     DISCLOSURE OF VOTE

       A.     PUBLIC AND CLIENT DISCLOSURES

       Except to the extent required by applicable law or otherwise approved by the Advisor's general counsel or chief legal officer, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client), how we voted such client's proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how the Advisor caused their proxies to be voted. The Advisor shall take such action as may be necessary to enable the Munder Funds to further comply with all disclosure obligations imposed by applicable rules and regulations.

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       B.     MUTUAL FUND BOARD OF DIRECTORS

       Every decision to vote on a resolution in a proxy solicited by a company held by a Munder Fund in a manner different from the recommendation of ISS shall be disclosed to the Munder Fund's Board of Directors/Trustees at its next regularly scheduled meeting along with an explanation for the vote.

VII    RECONCILIATION

       The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which the Advisor has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

VIII   RECORDKEEPING

       The Advisor shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:(3)

       1.     Copies of all proxy voting policies and procedures required by section 206(4)-6 of the Advisers Act.

       2. A copy of each proxy statement it receives regarding client securities.(4)

       3. A record of each vote cast by the Advisor (or its designee, such as ISS) on behalf of a client.(5)

       4. A copy of any document created by the Advisor that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.(6)

----------
(3) See Rule 204-2(C)(2) of the Adviser's Act.

(4) The Advisor may satisfy this requirement by relying on a third party (such as ISS) to make and retain on the Advisor's behalf, a copy of a proxy statement (provided the Advisor has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at ww.sec.gov

(5) The Advisor may satisfy this requirement by relying a third party (such as ISS) to make and retain, on the Advisor's behalf, a record of the vote cast (provided the Advisor has obtained from the third party to provide a copy of the record promptly upon request).

(6) The Advisor will satisfy this obligation by attaching any such documents to any Proxy Override Request Form, as provided elsewhere in these Procedures.

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       5.     A record of each written client request for information on how the
              Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client.

       All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS's offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor (or ISS).

Adopted: February, 2001
Amended as of:       November 2002
                     May 2003

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                                                                       EXHIBIT A

The Proxy Committee consists of the following members:

       - Mary Ann Shumaker (non-voting)

       - Andrea Leistra

       - Debbie Leich

       - Thomas Mudie

       - Stephen Shenkenberg (non-voting)

     Wanda Magliocco shall serve as the Proxy Manager. The Advisor has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

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                                                                       EXHIBIT B


                       INSTITUTIONAL SHAREHOLDER SERVICES
                             PROXY VOTING GUIDELINES


                                       90
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                                                                       EXHIBIT C


                           PROXY VOTER SERVICES (PVS)
                            U.S. PROXY VOTING POLICY
                            STATEMENT AND GUIDELINES


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                                                                       EXHIBIT D

                           PROXY OVERRIDE REQUEST FORM

Company: _______________________________________________________________________

Date of Proxy: _______________________ Date of Meeting: ________________________

Person Requesting Override: ____________________________________________________

Is the Company or one of its affiliates (E.G, a pension plan or significant shareholder) a client or actively solicited prospective client of Munder? / / No / / Yes (IDENTIFY)
________________________________________________________________________________
________________________________________________________________________________

Other Potential Conflicts: _____________________________________________________

Did anyone contact Munder to change its vote? / / No / / Yes (IDENTIFY AND EXPLAIN) _______________________________________________________________________

Override vote for: / / All client accounts holding a Company proxy, or
                   / / Specific accounts (IDENTIFY): ___________________________

Please override ISS's recommendation and vote the following resolutions as indicated: (ATTACH ADDITIONAL SHEETS OF PAPER IF MORE SPACE IS NEEDED.)

RESOLUTION TO ELECT DIRECTORS

Name: ____________________________________ / / For / / Against / /
Abstain
Name: ____________________________________ / / For / / Against / /
Abstain
Name: ____________________________________ / / For / / Against / /
Abstain
Name: ____________________________________ / / For / / Against / /
Abstain
Name: ____________________________________ / / For / / Against / /
Abstain

Rationale: _____________________________________________________________________
________________________________________________________________________________
Approval: __________________________________ Date: _____________________________

RESOLUTION NO. ____: / / For / / Against / / Abstain

Description: ___________________________________________________________________
Rationale: _____________________________________________________________________
________________________________________________________________________________

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________________________________________________________________________________

________________________________________________________________________________

Approval: _________________________________ Date:_______________________________

NOTE: ATTACH A RECORD OF ALL ORAL, AND A COPY OF ALL WRITTEN, COMMUNICATIONS RECEIVED AND MEMORANDA OR SIMILAR DOCUMENTS CREATED THAT WERE MATERIAL TO MAKING A DECISION ON THE RESOLUTION IN QUESTION.

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ITEM 23. EXHIBITS

   (a)(1)           Certificate of Trust. (1)

   (a)(2)           Trust Instrument. (1)

   (a)(3)           Amendment No. 1 to the Trust Instrument. (2)

   (a)(4)           Amendment No. 2 to the Trust Instrument. (3)

   (a)(5)           Amendment No. 3 to the Trust Instrument. (4)

   (b)(1)           By-laws. (5)

   (b)(2)           Amendment No. 1 to the By-laws. (2)

   (b)(3)           Amendment No. 2 to the By-laws. (3)

   (b)(4)           Amendment No. 3 to the By-laws. (4)

   (c) Certificates for Shares will not be issued. Articles II, VII, IX and X of the Trust Instrument, as amended, previously filed under exhibit (a), define the rights of holders of Shares.

   (c)(1)           Electronic Delivery Consent. (6)

   (d)(1) Form of Second Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, and the E*TRADE Technology Index Fund. (4)

   (d)(2) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc and the Registrant with respect to E*TRADE Bond Fund, E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund.
                    (4)

   (d)(3) Form of Investment Subadvisory agreement between E*TRADE Asset Management, Inc., Munder Capital Management, Inc., on behalf of World Asset Management, and the Registrant with respect to the E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, and the Technology Index Fund. (4)

   (e) Third Amended and Restated Underwriting Agreement between the Registrant and E*TRADE Securities LLC with respect to each series of the Registrant. (4)

   (f)              Bonus or Profit Sharing Contracts: Not applicable.

   (g)(1) Form of Amended and Restated Custody Agreement between the Registrant and the Bank of New York. (4)

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   (g)(2)           Form of Foreign Custody Management Agreement between the
                    Registrant and the Bank of New York. (4)

   (h)(1) Form of Fourth Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management with respect to each series of the Registrant.(4)

   (h)(2) Form of Amended and Restated Fund Services Agreement between the Registrant and the Bank of New York with respect to each series of the Registrant. (4)

   (h)(3) Form of Fund Accounting Agreement between the Registrant and the Bank of New York with respect to each series of the Registrant. (4)


   (h)(4)(i) Third Amended and Restated Expense Limitation Agreement between the Registrant and E*TRADE Asset Management, Inc., with respect to each series of the Registrant. - filed herewith.

   (h)(5)(i) Form of Amended and Restated Shareholder Services Agreement among E*TRADE Asset Management, Inc., E*TRADE Securities, Inc. and the Trust with respect to E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (7)


   (h)(5)(ii) Form of Shareholder Services Agreement between E*TRADE Asset Management, Inc., and the Registrant with respect to the E*TRADE Asset Allocation Fund, E*TRADE Bond Fund, E*TRADE International Index Fund, E*TARDE Russell 2000 Index Fund, E*TRADE S&P 500 Index Fund and E*TRADE Technology Index Fund. (4)

   (h)(6)(i) Form of Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund. (5)

   (h)(6)(ii) Form of Amended Exhibit A to the Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to each series of the Registrant. (4)

   (h)(7)(i) State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund. (8)

   (h)(7)(ii) Form of Amended Exhibit A to the State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to each series of the Registrant. (4)


   (i)              Opinion and Consent of Counsel - filed herewith.

   (j)              Consents of Auditors - filed herewith.


   (k)              Omitted Financial Statements: Not applicable.

   (l) Form of Subscription Letter Agreements between E*TRADE Asset Management, Inc. and the Registrant. (5)

   (m) First Amended and Restated Distribution Plan pursuant to Rule 12b-1 with respect to E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund (Sweep Class), E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (7)


   (n)              Second Amended and Restated Multiple Class Plan pursuant to
                    Rule 18f-3. (4)


   (o)(1)           Form of Code of Ethics of the Registrant. (9)


   (o)(2)           Amended Code of Ethics of E*TRADE Asset Management,
                    Inc. (12)


   (o)(3)           Form of Code of Ethics of E*TRADE Securities, Inc. (9)

   (o)(4)           Code of Ethics for World Asset Management. (11)

----------

1. Incorporated by reference from the Registrant's Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission ("SEC") on November 5, 1998.

2. Incorporated by reference from the Registrant's Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed with the SEC on October 12, 2000.

3. Incorporated by reference from the Registrant's Post- Effective Amendment No. 32 to the Registration Statement on Form N-1A filed with the SEC on September 25, 2001.

4. Incorporated by reference from the Registrant's Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed with the SEC on September 8, 2003.

5. Incorporated by reference from the Registrant's Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A filed with the SEC on January 28, 1999.

6. Incorporated by reference from the Registrant's Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed with the SEC on December 22, 2000.

7. Incorporated by reference from the Registrant's Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed with the SEC on January 31, 2003.

8. Incorporated by reference from the Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed with the SEC on August 11, 1999.

9. Incorporated by reference from the Registrant's Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed with the SEC on March 27, 2000.

10. Incorporated by reference from the Registrant's Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A filed with the SEC on November 21, 2003.

11. Incorporated by reference from Post-Effective Amendment No. 1 to the Registration Statement of Munder @Vantage Fund on Form N-2 filed with the SEC on November 26, 2003.


12. Incorporated by reference from the Registrant's Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed with the SEC on March 19, 2004.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

E*TRADE Asset Management is a wholly owned subsidiary of E*TRADE Financial Corporation ("E*TRADE") (a Delaware corporation). Other companies of which E*TRADE owns more than 25% include: Converging Arrows, Inc.; ClearStation, Inc.; E*TRADE Financial Corporate Services, Inc.; E*TRADE Insurance Services, Inc.; BRE Holdings, LLC; KAP Group, LLC; E*TRADE International Equipment Management Corporation; E*TRADE Advisory Services, Inc.; Professional Path, Inc.; E*TRADE Online Ventures, Inc.; E*TRADE Disaster Relief Fund; Confluent, Inc.; E*TRADE Capital, Inc.; Canopy Acquisition Corp.; E*TRADE Technologies Group, LLC; E*TRADE National Holdings, Inc.; E*TRADE BBH, Inc.; E*TRADE Re, LLC; E*TRADE Archipelago Holdings, LLC; Enlight Holdings, LLC;; W&L Aviation, Inc.; BWL Aviation, LLC; U.S. Raptor One, Inc.; U.S. Raptor Two, Inc.; U.S. Raptor Three, Inc.; Web Street, Inc.; Webstreet.com, Inc. Web Street Securities, Inc.; E*TRADE Brokerage Holdings, Inc.; E*TRADE Securities LLC; E*TRADE Clearing LLC; E*TRADE Capital Holdings, Inc.; E*TRADE Futures LLC; Tradescape Technology Holdings, Inc.; EPT Technologies, LLC; EPT Holdings, Inc.; Tradescape Securities, LLC; E*TRADE Professional Trading, LLC; Engelman Securities, Inc.; Dempsey & Co., Inc.; Market Traders, Inc.; Chestler Investments, Inc.; Gene R. Inc.; Klobuchar, Inc.; Pelech, Inc.; BJC Investments, Inc.; MASC Delaware, Inc.; Claude, Inc.; Dempsey & Co., LLC; GVR Company, LLC; ETB Holdings, Inc.; Telebanc Capital Trust I; Telebanc Capital Trust II; ETFC Capital Trust I; ETFC Capital Trust II; ETFC Capital Trust III; ETFC Capital Trust IV; ETFC Capital Trust V; ETFC Capital Trust VI; ETFC Capital Trust VII; ETFC Capital Trust VIII; ETFC Capital Trust IX; ETFC Capital Trust X; TM1

Funding; TM2 Securitization; TM2 Securitization QSPE; E*TRADE Global Asset Management, Inc.; Capitol View, LLC; E*TRADE Mortgage Backed Securities, Inc.; E*TRADE Bank; Highland Holdings Corporation; E*TRADE Consumer Finance Corporation; Keyboard Acceptance Corporation; Thor Credit Corporation; Deutsche Recreational Asset Funding; E*TRADE Access, Inc.; ATM Ventures, LLC; CCS Canada, Inc.; E*TRADE Mortgage Corporation; E*TRADE Settlement Services, Inc.; LendingLink, LLC; TIR Securities (Australia) Pty Limited; TIR (Australia) Services Pty Limited; Tiresome Nominees Pty Limited; E*TRADE Benelux SA; E*TRADE Asia Ltd.; TIR Holdings (Brazil) Limitada; E*TRADE Canada Securities Corporation; EGI Canada Corporation; E*TRADE Technologies Corporation; VERSUS Brokerage Services (US) Inc.; 3045175 Nova Scotia Company; 3744221 Canada Inc; 3118967 Canada Inc. Services Introcarte (Canada) Inc.; TIR (Holdings) Limited; E*TRADE Bank A/S; E*TRADE SARL; E*TRADE Germany Communications GmbH; ETRADE Securities (Hong Kong) Limited; ETRADE Securities Limited;; ETRADE Finance (Hong
Kong) Limited; ETRADE Asia Services Limited; E*TRADE Iceland; E TRADE Systems India Private Limited; E*TRADE Europe Securities Limited; E*TRADE Web Services Limited; E*TRADE Europe Services Limited; E*TRADE Europe Holding Limited; E*TRADE Israel Electronic Commerce Ltd.; E*TRADE Italia S.r.l; E*TRADE Europe Holdings B.V.; E*TRADE Securities Corporation; E Trade Nordic AB; E Trade Sverige AB; E TRADE South Africa (Pty) Limited; TIR Securities (UK) Limited; E*TRADE UK (Holdings) Limited; E*TRADE UK Limited; E*TRADE UK Nominees Limited; Electronic Share Information Limited; E*TRADE Global Services Limited; E*TRADE Securities Limited.


ITEM 25.  INDEMNIFICATION


Reference is made to Article X of the Registrant's Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

E*TRADE Asset Management, Inc. (the "Investment Adviser") is a Delaware corporation that offers investment advisory services. The Investment Adviser's offices are located at 4500 Bohannon Drive, Menlo Park, CA 94025. The directors and officers of the Investment Adviser and their business and other connections are as follows:

NAME                   POSITION                 OTHER BUSINESS CONNECTIONS
----                   --------                 --------------------------
Mitchell Caplan        President and Director   Chief Executive Officer and member of the Board of
                                                Directors of E*TRADE Financial  Corporation; Trustee of
                                                Registrant

Robert Clyburn         Vice President, Chief
                       Financial Officer and
                       Director

Laurie Webster         Vice President

Elizabeth Gottfried    Vice President           Vice President and Treasurer of Registrant

Cynthia Bock           Assistant Secretary      Senior Corporate Paralegal, E*TRADE Financial Corporation


INVESTMENT SUB-ADVISER. World Asset Management, is the sub-adviser for the Technology Index Fund, S&P 500 Index Fund, Russell 2000 Index Fund and the International Index Fund. World Asset Management is a division of Munder Capital Management ("MCM"). MCM is a Delaware general partnership and its general partners are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. Comerica Incorporated, through its subsidiary Comerica Bank, owns or controls approximately 95% of the partnership interests in MCM. As of December 31, 2003, MCM had approximately $34.2 billion in assets under management, of which World Asset Management managed approximately $14.0 billion.



NAME                                  POSITION AT WAM
----                                  ---------------
James C. Robinson,                    Chairman and Chief Executive Officer

Enrique Change,                       President and Chief Investment Officer

Peter K. Hoglund                      Chief Administrative Officer

Anne K. Kennedy                       Vice President and Director of Institutional Marketing and
                                      Investment Services

Stephen J. Shenkenberg                Executive Vice President,  General  Counsel,  Chief  compliance
                                      Officer and Secretary

                                      Vice President and Director of Cash Management
Sharon E. Fayolle                     Vice President and Director of Cash Management

Peter G. Root                         Vice President and Chief Investment Officer, Fixed Income

Todd B. Johnson                       Chief Executive Officer

Paul T. Cook                          Director, Technology Investing

Beth Obear                            Director of Human Resources


ITEM 27.  PRINCIPAL UNDERWRITERS


(a) E*TRADE Securities LLC ("Distributor") serves as Distributor of shares of the series of the Trust. The Distributor is a wholly owned subsidiary of E*TRADE Financial Corporation


(b)  The officers and directors of E*TRADE Securities LLC are:


NAME AND PRINCIPAL     POSITIONS AND OFFICES                 POSITIONS AND OFFICES
BUSINESS ADDRESS*      WITH UNDERWRITER                      WITH REGISTRANT
-----------------      ----------------                      ---------------
R. Jarrett Lilien      Director,                             None

Louis Klobuchar        President and Chief Operating         None
                       Officer and Director

Michael Albino         Chief Compliance Officer              None

Charles Nalbone        Vice President, Compliance            None

Shane Mulron           Director, Chief Financial Officer     None

Michael Curcio         Vice President                        None

Erik Renga             Certified Registered Options          None
                       Principal

Michael Kachmar        Senior Registered Options Principal   None

Cynthia Bock           Secretary                             None

* The business address of Messrs. Lilien, Nalbone and Curcio is 135 E. 57th Street, New York, NY 10022; of Mr. Mulron is 10951 White Rock Road, Rancho Cordova, CA 95670; and of Ms. Bock is 4500 Bohannon Drive, Menlo Park, CA 94025.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained in the physical possession of:

     (1) E*TRADE Asset Management, Inc., the Registrant's investment adviser, is located at 4500 Bohannon Drive, Menlo Park, CA 94025;


     (2) The Bank of New York, the Registrant's custodian, fund accounting agent and fund services agent, is located at 101 Barclay Street, New York, NY 10286


     (3) PFPC Inc., the Registrant's transfer agent and dividend disbursing agent, is located at 400 Bellevue Parkway, Wilmington, DE 19809;


     (4) World Asset Management, sub-adviser with respect to the E*TRADE Technology Index Fund, E*TRADE S&P 500 Index Fund, E*TRADE Russell 2000 Index Fund, and the E*TRADE International Index Fund, is located at 255 East Brown Street, Birmingham, Michigan 48009


ITEM 29.  MANAGEMENT SERVICES

Not applicable

ITEM 30.  UNDERTAKINGS

Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 49 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Menlo Park, California on the 27th day of April 2004.


                                               E*TRADE FUNDS (Registrant)

                                               By:      /s/ Liat Rorer
                                                  -----------------------
                                               Name: Liat Rorer
                                               Title: President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:


SIGNATURE                   TITLE                                       DATE
---------                   -----                                       ----
/s/Liat Rorer               President (Principal
-------------               Executive Officer)                          April 27, 2004
Liat Rorer

/s/ Elizabeth Gottfried     Vice President and Treasurer
-----------------------     (Principal Financial and Accounting
Elizabeth Gottfried         Officer)                                    April 27, 2004

Mitchell H. Caplan*         Trustee
-------------------
Mitchell H. Caplan                                                      April 27, 2004

Shelly J. Meyers*           Trustee
-----------------
Shelly J. Meyers                                                        April 27, 2004

Ashley T. Rabun*            Trustee
----------------
Ashley T. Rabun                                                         April 27, 2004

Steven Granadier*           Trustee
-----------------
Steven Grenadier                                                        April 27, 2004

George J. Rebhan*           Trustee
-----------------
George J. Rebhan                                                        April 27, 2004

                            Trustee
-----------------------
Cheryl A. Burgermeister                                                 April 27, 2004


*By     /s/ Liat Rorer
    ------------------
      Liat Rorer
      Attorney-In-Fact

*Liat Rorer signs this document pursuant to powers of attorney as filed herein.

                                POWER OF ATTORNEY

     The undersigned, each a Trustee or officer of E*TRADE Funds, a Delaware statutory trust ("Trust"), do hereby constitute and appoint Liat Rorer, Marc Duffy, Elizabeth Gottfried, Jane A. Kanter, David J. Harris, and Kathryn McElroy, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of 1933 of the shares of beneficial interest of the Trust ("Securities") and in connection with the registration of the Trust under the 1940 Act and the qualification of the Trust and its Securities with all other necessary regulatory authorities, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the Trust, and each of the undersigned as trustee or officer, as appropriate, of the Trust to a Registration Statement, any amendment thereto filed with the SEC or other necessary regulatory authorities, with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

     Further, each of the undersigned hereby ratifies any prior actions taken by said attorneys and agents, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of each of the undersigned the name of each of the undersigned as Trustee or officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the SEC or other necessary regulatory authorities, with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

     The undersigned does hereby ratify and confirm as his or her own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of February 25, 2004.


SIGNATURE                     TITLE                           DATE
---------                     -----                           ----
  /s/Mitchell H. Caplan       Trustee                         February 25,2004
--------------------------
   Mitchell H. Caplan

  /s/Shelly J. Meyers         Trustee                         February 25,2004
--------------------------
   Shelly J. Meyers

  /s/Ashley T. Rabun          Trustee                         February 25,2004
--------------------------
   Ashley T. Rabun

  /s/Steven Grenadier         Trustee                         February 25,2004
--------------------------
   Steven Grenadier

  /s/George J. Rebhan         Trustee                         February 25,2004
--------------------------
   George J. Rebhan

  /s/Liat Rorer               President                       February 25,2004
--------------------------
   Liat Rorer

  /s/Elizabeth Gottfried      Vice President and Treasurer    February 25,2004
--------------------------
   Elizabeth Gottfried

                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION
(h)(4)(i)                 Expense Limitation Agreement

(i)                       Opinion & consent of Counsel

(j)                       Consent of Auditors